EXHIBIT 4.5.1

       MASTER SERVICING AND TRUST AGREEMENT, DATED AS OF AUGUST 1, 2003, AMONG GS MORTGAGE SECURITIES CORP., WACHOVIA BANK, NATIONAL ASSOCIATION,
         JPMORGAN CHASE BANK AND CHASE MANHATTAN MORTGAGE CORPORATION

                         GSR MORTGAGE LOAN TRUST 2003-9

                       MORTGAGE PASS-THROUGH CERTIFICATES

                                 SERIES 2003-9

                                MASTER SERVICING

                                      AND

                                TRUST AGREEMENT

                                     AMONG

                         GS MORTGAGE SECURITIES CORP.,
                                 AS DEPOSITOR,
                      WACHOVIA BANK, NATIONAL ASSOCIATION
                                  AS TRUSTEE,
                              JPMORGAN CHASE BANK,
                   AS SECURITIES ADMINISTRATOR AND CUSTODIAN

                                      AND

                     CHASE MANHATTAN MORTGAGE CORPORATION,
                               AS MASTER SERVICER





                                  DATED AS OF
                                 AUGUST 1, 2003

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

                               TABLE OF CONTENTS

                                                                                                                PAGE

ARTICLE I DEFINITIONS.............................................................................................1
   Section 1.01         Standard Terms............................................................................1
   Section 1.02         Defined Terms.............................................................................2
ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS......................................................13
   Section 2.01         Conveyance to the Trustee................................................................13
   Section 2.02         Acceptance by the Trustee................................................................13
   Section 2.03         REMIC Elections and REMIC Interests Designations.........................................14
ARTICLE III REMITTING TO CERTIFICATEHOLDERS......................................................................16
   Section 3.01         Distributions to Certificateholders......................................................16
   Section 3.02         Allocation of Realized Losses and Shortfalls.............................................21
ARTICLE IV THE SECURITIES........................................................................................22
   Section 4.01         The Certificates.........................................................................22
   Section 4.02         Denominations............................................................................22
   Section 4.03         Redemption of Certificates...............................................................23
   Section 4.04         Securities Laws Restrictions.............................................................23
ARTICLE V MISCELLANEOUS PROVISIONS...............................................................................23
   Section 5.01         Request for Opinions.....................................................................23
   Section 5.02         Schedules and Exhibits...................................................................24
   Section 5.03         Governing Law............................................................................24
   Section 5.04         Counterparts.............................................................................24
   Section 5.05         Notices..................................................................................24


                             SCHEDULES AND EXHIBITS

Schedule I            Group 1 Mortgage Loans
Schedule II           Group 2 Mortgage Loans
Schedule III          Group 3 Mortgage Loans
Exhibit A1            Form of Class A1 Certificate
Exhibit A2            Form of Class A2 Certificate
Exhibit A3            Form of Class A3 Certificate
Exhibit X1            Form of Class X1 Certificate
Exhibit X2            Form of Class X2 Certificate
Exhibit X3            Form of Class X3 Certificate
Exhibit B1            Form of Class B1 Certificate
Exhibit B2            Form of Class B2 Certificate
Exhibit B3            Form of Class B3 Certificate
Exhibit B4            Form of Class B4 Certificate
Exhibit B5            Form of Class B5 Certificate
Exhibit B6            Form of Class B6 Certificate
Exhibit R             Form of Class R Certificate

                      MASTER SERVICING AND TRUST AGREEMENT

         THIS MASTER SERVICING AND TRUST AGREEMENT (this "Trust Agreement"), dated as of August 1, 2003, is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor"), WACHOVIA BANK, NATIONAL ASSOCIATION, as trustee (the "Trustee") under this Trust Agreement and the Standard Terms to Master Servicing and Trust Agreement, August 2003 Edition (the "Standard Terms"), JPMORGAN CHASE BANK, as securities administrator (in such capacity, the "Securities Administrator") and custodian (in such capacity, the "Custodian"), and CHASE MANHATTAN MORTGAGE CORPORATION, as Master Servicer (the "Master Servicer"), all of the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Trust Agreement as if set forth herein in full.

                             PRELIMINARY STATEMENT

         The Board of Directors of the Depositor has duly authorized the formation of GSR Mortgage Loan Trust 2003-9 as a trust (the "Trust") to issue a series of securities with an aggregate initial outstanding principal balance of $ 322,977,264 to be known as the Mortgage Pass-Through Certificates, Series 2003-9 (the "Certificates"). The Trust is formed by this Trust Agreement. The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of the thirteen classes set forth herein.

         Pursuant to Section 12.01 of the Standard Terms, the Securities Administrator, on behalf of the Trustee will make an election to treat all of the assets of the Trust as two real estate mortgage investment conduits (each, a "REMIC" and, individually, "REMIC I" and "REMIC II") for federal income tax purposes. The "startup day" of each REMIC for purposes of the REMIC Provisions is the Closing Date.

         NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.01      STANDARD TERMS.

         The Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer acknowledge that the Standard Terms prescribe certain obligations of each such entity, with respect to the Certificates. The Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

         Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of the Custodian and agrees to deliver, or cause to be delivered, to the Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan. The Depositor and the Custodian acknowledge that, pursuant to existing Custodial Agreements entered into between the Custodian and predecessors in interest of the Depositor, the Custodian previously acted as custodian for such predecessors in interest and that in connection with the formation of the Trust, the Depositor will assign each Custodial Agreement to the Trustee and cause a receipt to be issued in the name of the Trustee.

SECTION 1.02      DEFINED TERMS.

         Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the Sale and Servicing Agreements. In the event of a conflict between the Standard Terms and the Sale and Servicing Agreements, the Sale and Servicing Agreements shall govern. As used herein, the following terms shall have the respective meanings assigned thereto:

         "Accrued Certificate Interest": Certificate Interest to be distributed to each Class of Certificates on each Distribution Date consists of (i) previously accrued Certificate Interest that remained unpaid on the previous Distribution Date (on a cumulative basis) and (ii) Certificate Interest accrued for the related Interest Accrual Period.

         "Administrative Cost Rate": For each Mortgage Loan, the applicable Servicing Fee Rate plus the Master Servicing Fee Rate.

         "Assignment Agreements": Each of: (a) with respect to the Bank of America Mortgage Loans: (i) the Assignment, Assumption and Recognition Agreement, dated August 1, 2003, by and among GSMC, the Depositor and Bank of America, as Servicer and (ii) the Assignment, Assumption and Recognition Agreement dated August 1, 2003, by and among the Trust, the Depositor and Bank of America, as Servicer, and (b) with respect to the National City Mortgage
Loans: (i) the Assignment, Assumption and Recognition Agreement, dated August 1, 2003, by and among GSMC, the Depositor and National City, as Servicer, and
(ii) the Assignment, Assumption and Recognition Agreement, dated August 1, 2003, by and among the Trust, the Depositor and National City, as Servicer.

         "Available Distribution Amount": For any Distribution Date, REMIC I and any Group, the sum, for the Mortgage Loans in such Group, of the following amounts:

                  (1) the total amount of all cash received from or on behalf of the Mortgagors or advanced by the applicable Servicer (or by the Master Servicer in the event the applicable Servicer fails to make any such required advances, or by the Securities Administrator in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms) and not previously distributed (including Advances made by such Servicer (or by the Master Servicer in the event the applicable Servicer fails to make any such required advances, or by the Securities Administrator in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms), Compensating Interest Payments made by such Servicer (or the Master Servicer) and proceeds of Mortgage Loans that are liquidated), except:

                                    (a) all Scheduled Payments collected but
                  due on a Due Date after that Distribution Date;

                                    (b) all Curtailments received after the
                  previous calendar month;

                                    (c) all Payoffs received after the previous
                  calendar month (together with any interest payment received with those Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period after the previous calendar month);

                                    (d) Liquidation Proceeds and Insurance
                  Proceeds received on the Mortgage Loans in such Group after the previous calendar month;

                                    (e) all amounts in the REMIC I Distribution
                  Account in respect of Mortgage Loans in such Group that are then due and payable to the applicable Servicer under the related Sale and Servicing Agreement;

                                    (f) the Servicing Fee and the Master
                  Servicing Fee for each Mortgage Loan in such Group net of any amounts payable as compensating interest by the applicable Servicer (or the Master Servicer) on that Distribution Date; and

                                    (g) any Crossover Amount from such Group
                  allocated to another Group as a result of allocating Realized Losses to such other Group.

                  (2) the total amount of any cash received by the Securities Administrator or the applicable Servicer (or the Master Servicer) from the repurchase by any Loan Seller of any Mortgage Loans in such Group as a result of defective documentation or breach of representations and warranties (provided that the obligation to repurchase arose before the related Due Date); and

                  (3) any Crossover Amount received from another Group;

         provided that the Available Distribution Amount for REMIC II shall be the aggregate amount distributed by REMIC I minus any amount distributed to the Holders of the Class R1 Interests on such Distribution Date.

         "Bank of America": Bank of America, N.A., or any successor in interest.

         "Bank of America Mortgage Loans": The Mortgage Loans sold by Bank of America pursuant to the Bank of America Sale and Servicing Agreement.

         "Bank of America Sale and Servicing Agreement": The Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2003, between GSMC and Bank of America, related to the Bank of America Mortgage Loans.

         "Bond Reset Date": With respect to the Class A1 Certificates, Class A2 Certificates and Class A3 Certificates, the Distribution Dates occurring in May 2006, May 2008 and May 2010, respectively.

         "Book-Entry Certificates": The Class A1, Class A2, Class A3, Class B1, Class B2, Class B3, Class X1, Class X2 and Class X3 Certificates.

         "Certificate Interest": For each Class of Certificates or Interests, other than the Class X Certificates, on each Distribution Date, an amount equal to the product of (a) the Certificate Rate for such Class, (b) a fraction, the numerator of which is 30 and the denominator of which is 360, and (c) the applicable Certificate Balance. In the case of the Class X Certificates, the amounts described in Section 2.03.

         "Certificate Rate": With respect to each Class of Certificates or Interests on any Distribution Date, the percentage per annum or other entitlement to interest described in Section 2.03.

         "Class":  Each Class of Certificates or REMIC Interests.

         "Class A Certificates": The Class A1, Class A2 and Class A3
Certificates.

         "Class A1 Certificates": The Class of Certificates issued hereunder and so designated.

         "Class A2 Certificates": The Class of Certificates issued hereunder and so designated.

         "Class A3 Certificates": The Class of Certificates issued hereunder and so designated.

         "Class AI Interests": The Class AI-1, Class AI-2 and Class AI-3 Interests issued by REMIC I.

         "Class B Certificate Rate": For the first Interest Accrual Period, approximately 4.483% per annum and, for each subsequent Interest Accrual Period, the Class B Net WAC Rate.

         "Class B Certificates": The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates.

         "Class B1 Certificates": The Class of Certificates issued hereunder and so designated.

         "Class B2 Certificates": The Class of Certificates issued hereunder and so designated.

         "Class B3 Certificates": The Class of Certificates issued hereunder and so designated.

         "Class B4 Certificates": The Class of Certificates issued hereunder and so designated.

         "Class B5 Certificates": The Class of Certificates issued hereunder and so designated.

         "Class B6 Certificates": The Class of Certificates issued hereunder and so designated.

         "Class B Net WAC Rate": With respect to any Distribution Date, the per annum rate equal to a fraction (i) the numerator of which is the sum, for each Mortgage Loan, of the product of (x) the Net Rate in effect for such Mortgage Loan as of the beginning of the related Due Period and (y) the Scheduled Principal Balance of such Mortgage Loan on such date, and (ii) the denominator of which is the aggregate Scheduled Principal Balance of all Mortgage Loans as of such date.

         "Class BI Interests": The Class BI Interests issued by REMIC I.

         "Class Percentage": For each Distribution Date and for each Class of Certificates or Interests, as applicable, the percentage obtained by dividing the Certificate Balance of such Class of Certificates or Interests, as applicable, immediately prior to such Distribution Date by the then aggregate Certificate Balance of all of the Certificates or Interests, as applicable.

         "Class R Certificates": The Class of Certificates issued hereunder and so designated, which are each composed of Class R1 Interests and Class R2 Certificates.

         "Class R1 Interests": The "residual interest" (as defined in Code
Section 860(a)(2)) in REMIC I, the beneficial interest in which is represented by the Class R Certificates.

         "Class R2 Certificates": The "residual interest" (as defined in Code
Section 860(a)(2)) in REMIC II, the beneficial interest in which is represented by the Class R Certificates.

         "Class X Certificates": The Class X1, Class X2 and Class X3
Certificates.

         "Class X1 Certificates": The Class of Certificates issued hereunder and so designated.

         "Class X1 Pass-Through Amount": On any Distribution Date and with respect to the Class X1 Certificates, the amount shown in footnote 5 of Section 2.03(c).

         "Class X2 Certificates": The Class of Certificates issued hereunder and so designated.

         "Class X2 Pass-Through Amount": On any Distribution Date and with respect to the Class X2 Certificates, the amount shown in footnote 6 of Section 2.03(c).

         "Class X3 Certificates": The Class of Certificates issued hereunder and so designated.

         "Class X3 Pass-Through Amount": On any Distribution Date and with respect to the Class X3 Certificates, the amount shown in footnote 7 of Section 2.03(c).

         "Closing Date":  August 29, 2003.

         "Corresponding Class": As to each Class of Interests or Certificates, the Interests or Certificates, as applicable, shown as the "corresponding" Class or Classes in the applicable chart in Section 2.03.

         "Credit Support Depletion Date": The first Distribution Date (if any) on which the aggregate Certificate Balance of the Class B Certificates has been or will be reduced to zero.

         "Crossover Amounts": As defined in the ultimate paragraph of Section 3.01(a).

         "Curtailments": Voluntary partial prepayments on a Mortgage Loan (i.e., not including Liquidation Proceeds, Insurance Proceeds, or Condemnation Proceeds).

         "Custodial Agreements": Each of (a) the Custodial Agreement, dated as of May 1, 2003, and the Custodial Agreement, dated as of August 1, 2003, each by and among GSMC, National City and the Custodian with respect to the National City Mortgage Loans and (b) the Custodial Agreement, dated as of June 1, 2003, by and among GSMC, Bank of America and the Custodian with respect to the Bank of America Mortgage Loans.

         "Custodian": JPMorgan Chase, in its capacity as custodian under each of the Custodial Agreements.

         "Cut-Off Date":  August 1, 2003.

         "Delinquency Test": The test as to whether the following two conditions are satisfied on any Distribution Date: (A) the outstanding principal balance of all Mortgage Loans delinquent 60 days or more (including Mortgage Loans in bankruptcy or foreclosure and REO Property) averaged over the immediately preceding three-month period is less than or equal to 50% of the aggregate outstanding principal balance of the Subordinate Certificates as of such Distribution Date; and (B) cumulative Realized Losses as of each Distribution Date prior to or occurring in September 2008, or occurring in September 2009, September 2010, September 2011 and September 2012 (and each September thereafter) do not exceed 30%, 35%, 40%, 45% and 50%, respectively, of the aggregate initial Certificate Balance of the Subordinate Certificates.

         "Distribution Date": The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day. The initial Distribution Date will be September 25, 2003.

         "Due Date": For any Mortgage Loan, the first day in each calendar month.

         "Due Period": With respect to each Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date and ending on, and including, the first day of the month of such Distribution Date.

         "Fitch":  Fitch, Inc., or its successor.

         "Group": The Group 1 Mortgage Loans, the Group 2 Mortgage Loans or the Group 3 Mortgage Loans.

         "Group 1 Mortgage Loans": The Mortgage Loans listed on Schedule I hereto.

         "Group 2 Mortgage Loans": The Mortgage Loans listed on Schedule II hereto.

         "Group 3 Mortgage Loans": The Mortgage Loans listed on Schedule III hereto.

         "GSMC":  Goldman Sachs Mortgage Company.

         "Interest Accrual Period": For any Distribution Date, the immediately preceding calendar month.

         "JPMorgan Chase":  JPMorgan Chase Bank.

         "Junior Subordinate Certificates": The Class B4, Class B5 and Class B6 Certificates.

         "LIBOR": For any Interest Accrual Period, the offered rate for twelve-month U.S. dollar deposits which appears on Telerate Page 3750, as reported by Bloomberg Financial Markets Commodities News, as of 11:00 a.m. (London time) on the second London Business Day prior to the beginning of such Interest Accrual Period. If such rate does not appear on Telerate Page 3750 (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates), the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to leading banks in the London interbank market for a period of one month commencing on the first day of the relevant Interest Accrual Period. The Securities Administrator shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Securities Administrator, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a twelve-month period (commencing on the first day of the relevant Interest Accrual Period). If none of such major banks selected by the Securities Administrator quotes such rate to the Securities Administrator, LIBOR for such Interest Accrual Period will be the rate in effect for the immediately preceding Interest Accrual Period.

         "LIBOR Determination Date": With respect to the Class A Certificates and any Interest Accrual Period after the applicable Bond Reset Date, the second London Business Day prior to the date on which such Interest Accrual Period commences.

         "Liquidated Mortgage Loan": A Mortgage Loan for which the applicable Servicer has determined that it has received all amounts that it expects to recover from or on account of the Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds, the liquidation of any assets pledged for the further security of such Mortgage Loan in addition to the Mortgaged Property or otherwise.

         "Liquidation Principal": For any Distribution Date, the principal portion of Liquidation Proceeds received with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date.

         "London Business Day": A day on which commercial banks in London are open for business (including dealings in foreign exchange and foreign currency deposits).

         "Master Servicer": Chase Manhattan Mortgage Corporation, its successors and assigns, in such capacity, and any successor master servicer.

         "Master Servicing Fee": With respect to each Distribution Date, an amount payable to the Master Servicer equal to the sum of (i) one-twelfth of the Master Servicing Fee Rate multiplied by the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the Due Period relating to such Distribution Date and (ii) all income and gain realized from the investment of funds in the Master Servicer Account during the period from and including the Servicer Remittance Date in the calendar month in which such Distribution Date occurs, to but excluding the Master Servicer Remittance Date relating to such Distribution Date. Pursuant to a separate agreement, the Master Servicer will pay the Trustee fee and the Securities Administrator fee from the Master Servicing Fee.

         "Master Servicing Fee Rate":  0.0025% per annum.

         "Mortgage Loans": The Bank of America Mortgage Loans and the National City Mortgage Loans sold to GSMC pursuant to the related Sale and Servicing Agreements and, in each case, assigned to the Depositor and subsequently to the Trust pursuant to the Assignment Agreements.

         "National City":  National City Mortgage Co.

         "National City Mortgage Loans": The Mortgage Loans sold by National City pursuant to the National City Sale and Servicing Agreement.

         "National City Sale and Servicing Agreements": The Flow Seller's Warranties and Servicing Agreement, dated as of May 1, 2003, as amended and restated pursuant to the Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of August 1, 2003, each between GSMC, as purchaser, and National City, as seller and servicer.

         "Net Rate": With respect to each Mortgage Loan, the interest rate of such Mortgage Loan less the Administrative Cost Rate applicable to such Mortgage Loan. For purposes of calculating the Certificate Rates of the Interests and Certificates, the Net Rate of a Mortgage Loan will be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Mortgagor.

         "Net WAC Rate": With respect to any Distribution Date, REMIC I and each Group, the per annum rate equal to a fraction (i) the numerator of which is the sum, for each Mortgage Loan in such Group, of the product of (x) the Net Rate in effect for such Mortgage Loan as of the beginning of the related Due Period and (y) the Scheduled Principal Balance of such Mortgage Loan on such date, and (ii) the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans in such Group as of such date.

         "Notional Amount": With respect to the Class X1, X2 and X3 Certificates and each Distribution Date, an amount equal to the Certificate Balance of the Class A1, A2 and A3 Certificates, respectively, immediately prior to such Distribution Date.

         "Payoffs":  Voluntary prepayments in full on a Mortgage Loan.

         "Prepayment Period": As to each Distribution Date, the preceding calendar month.

         "Principal Payment Amount": For any Distribution Date and any Group, the sum of the portion of the Scheduled Payments on the Mortgage Loans due during the related Due Period that are allocable to principal.

         "Principal Prepayment Amount": For any Distribution Date and any Group, the sum for the Mortgage Loans in such Group, of all Payoffs and Curtailments relating to the Mortgage Loans in such Group that were received during the preceding calendar month.

         "Private Certificates": The Class B4, Class B5 and Class B6
Certificates.

         "Qualified Institutional Buyer": Any "qualified institutional buyer" as defined in clause 7(a) of Rule 144A promulgated under the Securities Act.

         "Rating Agency": With respect to the Senior Certificates and the Class R Certificates, each of S&P and Fitch, and, with, respect to the Subordinate Certificates, S&P.

         "Reconciliation Amount": The difference, if any, between the aggregate Scheduled Principal Balance of the Mortgage Loans on the Cut-Off Date and the total amount of Certificates issued on the Closing Date, which amount shall be no greater than $5,000.

         "Record Date": For any Distribution Date, the last Business Day of the preceding calendar month, except for the Class A2 Certificates, for which the Record Date is the Business Day preceding the Distribution Date.

         "Reference Banks": Four major banks in the London interbank market selected by the Securities Administrator.

         "Regular Certificates": The Class A, Class X and Class B Certificates.

         "Regular Interests": The REMIC I Regular Interests and the REMIC II Regular Interests.

         "REMIC":  Either REMIC I or REMIC II.

         "REMIC Interests": Each Class of REMIC interests issued pursuant to
Section 2.03(b) through (c) and identified as "REMIC" Interests therein.

         "REMIC I": One of the two real estate mortgage investment conduits created in the Trust, which consists of the Mortgage Loans and certain other assets and the REMIC I Distribution Account.

         "REMIC I Regular Interests": The regular interests in REMIC I, consisting of the Class AI-1, Class AI-2, Class AI-3 and Class BI Interests.

         "REMIC II": One of the two real estate mortgage investment conduits created in the Trust, which consists of the Certificate Account and the REMIC I Regular Interests.

         "REMIC II Regular Interests": The regular interests in REMIC II, consisting of the Class A, Class X and Class B Certificates.

         "Remittance Date": The 18th day of each month, or if such day is not a business day, on the business day immediately preceding such date.

         "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor.

         "Sale and Servicing Agreements": Collectively, (a) the Bank of America Sale and Servicing Agreement and (b) the National City Sale and Servicing Agreement.

         "Scheduled Payment": For each mortgage loan, payments of interest and principal scheduled to be paid on each Due Date in accordance with the terms of related Mortgage Note.

         "Securities Administrator": JPMorgan Chase, in its capacity as Securities Administrator under this Trust Agreement, or its successor in interest in such capacity.

         "Sellers":  Bank of America and National City.

         "Senior Certificates":  The Class A and Class X Certificates.

         "Senior Liquidation Amount": For any Distribution Date and any Group, will equal the aggregate, for each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the Senior Percentage, for the applicable Group, of the Scheduled Principal Balance of that Mortgage Loan and
(ii) the applicable Senior Prepayment Percentage of the Liquidation Principal derived from such Mortgage Loan.

         "Senior Percentage": For each Group, REMIC I and any Distribution Date, will equal the lesser of (a) 100% and (b) the sum of the Certificate Balances (immediately before the Distribution Date) of the Class AI Interests related to such Group, divided by the Aggregate Scheduled Principal Balance of the Mortgage Loans in such Group as of the beginning of the Due Period related to such Distribution Date.

         "Senior Prepayment Amount": For any Distribution Date, any Group and REMIC I, the product of (i) the applicable Senior Prepayment Percentage and
(ii) the Principal Prepayment Amount for such Group received during the related Prepayment Period.

         "Senior Prepayment Percentage": For each Distribution Date, any Group and REMIC I, the applicable Senior Percentage for such Distribution Date, plus the percentage of the Subordinate Percentage for such Group identified below for the period during which such Distribution Date occurs:

         Distribution Date                                   Percent of
                                                            Subordinate
                                                             Percentage

         September 2003 through August 2008.............        100%
         September 2008 through August 2009.............         70%
         September 2009 through August 2010.............         60%
         September 2010 through August 2011.............         40%
         September 2011 through August 2012.............         20%
         September 2012 and thereafter..................          0%

provided, however, that on any Distribution Date (i) if the Senior Percentage for such Group and that Distribution Date exceeds the initial Senior Percentage for such Group as of the Closing Date, then the Senior Prepayment Percentage for such Group and that Distribution Date will equal 100%; (ii) if before the Distribution Date in September 2006, (x) the combined Subordinate Percentage for all Groups for such Distribution Date is greater than or equal to twice the combined Subordinate Percentage for all Groups as of the Closing Date and (y) the aggregate amount of Realized Losses realized in all Groups is less than or equal to 20% of the initial aggregate Certificate Balance of the Subordinate Interests, then the Senior Prepayment Percentages for such Distribution Date will equal the Senior Percentage for such Group plus 50% of the Subordinate Percentage for such Group for that Distribution Date; and (iii) if on or after the Distribution Date in September 2006, (x) the Subordinate Percentage for such Group for such Distribution Date is greater than or equal to twice the combined Subordinate Percentages for all Groups as of the Closing Date and (y) the aggregate amount of Realized Losses realized in all Groups is less than or equal to 30% of the initial aggregate Certificate Balance of the Subordinate Interests, then the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage for such Group for such Distribution Date (the tests expressed in clauses (ii) and (iii) being referred to as the "two-times tests"); provided, further, that if the Delinquency Test is not satisfied as of such Distribution Date, the Subordinate Percentage used to calculate the Senior Prepayment Percentage for the related Distribution Date shall equal 100%. If on any Distribution Date the allocation to the Class AI Interests related to any Group in the percentage required, would reduce the sum of the Certificate Balances of those Interests below zero, the Senior Prepayment Percentage for such Group for that Distribution Date shall be limited to the percentage necessary to reduce such sum to zero.

         "Senior Principal Distribution Amount": For each Group on each Distribution Date, the sum of: (i) the Senior Percentage of the Principal Payment Amount for such Group, (ii) the Senior Prepayment Percentage of the Principal Prepayment Amount for such Group, (iii) the Senior Liquidation Amount for such Group and (iv) Crossover Amounts, if any, received from any other Group.

         "Servicers": (a) with respect to the Bank of America Mortgage Loans, Bank of America, and its successors or assigns under the Bank of America Sale and Servicing Agreement and (b) with respect to the National City Mortgage Loans, National City, N.A. and its successors or assigns under the National City Sale and Servicing Agreement.

         "Servicing Fee": With respect to each Distribution Date and each Mortgage Loan, the aggregate amount payable to the related Servicer with respect to such Mortgage Loan which amount payable is equal to one-twelfth of the applicable Servicing Fee Rate multiplied by the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the Due Period related to such Distribution Date.

         "Servicing Fee Rate": For each Mortgage Loan serviced by National City, 0.25% per annum; for 90.9% of the Mortgage Loans serviced by Bank of America, 0.25% per annum; and for 9.1% of the Mortgage Loans serviced by Bank of America, 0.375% per annum.

         "Subordinate Certificates":  The Class B Certificates.

         "Subordinate Component Balance": For each Group and REMIC I as of the beginning of any Due Period, the then outstanding aggregate Scheduled Principal Balance of the Mortgage Loans in such Group minus the then outstanding aggregate Certificate Balance of the related Class AI Interests (and, in the case of the Group 2 Mortgage Loans, of the Class R1 Interests).

         "Subordinate Interests":  The Class BI Interests.

         "Subordinate Percentage": For each Group and any Distribution Date,
(x) 100%, minus (y) the Senior Percentage for such Group for such Distribution Date.

         "Subordinate Principal Distribution Amount": For each Group and REMIC I on any Distribution Date, the (x) the sum of the Principal Payment Amount, the Principal Prepayment Amount and the Liquidation Principal for such Group, minus (y) the Senior Principal Distribution Amount, minus (z) Crossover Amounts, if any, paid to any other Group.

         "Subordination Levels": With respect to any class of Subordinate Certificates on any specified date and REMIC II, the percentage obtained by dividing the sum of the Certificate Balances of all Classes of Subordinate Certificates that are subordinate to that Class by the sum of the Certificate Balances of all Classes of Certificates as of such date, before giving effect to distributions and allocations of Realized Losses to the Certificates on such date.

         "Trust Agreement": This Master Servicing and Trust Agreement, dated as of August 1, 2003, which incorporates by reference the Standard Terms to the Master Servicing and Trust Agreement (August 2003 Edition). Any references in any documents required hereunder, including references in documents within the Trustee Mortgage Loan File, to a Master Servicing and Trust Agreement dated as of August 1, 2003, shall be deemed to refer to this Trust Agreement.

         "Trust Estate":  As defined in Section 2.01 hereof.

         "Trustee": Wachovia Bank, National Association, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

                                  ARTICLE II

                FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

SECTION 2.01 CONVEYANCE TO THE TRUSTEE.

         To provide for the distribution of the principal of and interest on the Certificates and Interests in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the Interests and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (a) the Mortgage Loans listed on each of Schedule I, Schedule II and Schedule III hereto, the related Trustee Mortgage Loan Files, and all Monthly Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the Sale and Servicing Agreements; provided that the Depositor hereby reserves its right to indemnification under the Sale and Servicing Agreements; (c) the Custodial Agreements; (d) the Assignment Agreements; (e) the REMIC I Distribution Account, the Master Servicer Account, the Certificate Account, and the Collection Accounts and (f) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account, the REMIC I Distribution Account and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the REMIC Interests and the Certificates as specified herein (items (a) through (f) above shall be collectively referred to herein as the "Trust Estate").

         The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale and Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

SECTION 2.02 ACCEPTANCE BY THE TRUSTEE.

         By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of "Trust Estate" herein in trust for the exclusive use and benefit of all present and future Holders of the Certificates. The Trustee has not created and will not create, and no Officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust Estate contrary to the interests created by the Trust Agreement. The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any assets included in the Trust Estate.

SECTION 2.03  REMIC ELECTIONS AND REMIC INTERESTS DESIGNATIONS.

         (a) REMIC Elections. Elections shall be made by the Securities Administrator, on behalf of the Trustee, to treat the assets of the Trust Estate described in the definition of the term "REMIC I" and the assets of the Trust Estate described in the definition of the term "REMIC II" as separate REMICs for federal income tax purposes. The REMIC I Regular Interests will constitute the regular interests in REMIC I, and the Class R1 Interests will constitute the residual interest in REMIC I. The REMIC II Regular Interests will constitute the regular interests in REMIC II, and the Class R2 Certificates will constitute the residual interest in REMIC II.

         (b) REMIC I Interests. REMIC I shall issue each of the following Classes of Interests, each of which shall be a Class of REMIC I Interests, having the following Certificate Rates and initial Certificate Balances:

     RELATED GROUP              REMIC            INITIAL CERTIFICATE        CERTIFICATE RATE    CORRESPONDING CLASSES
                               INTEREST                 BALANCE
     Group 1                Class AI-1                 $122,170,000               (1)                  A1, X1
     Group 2                Class AI-2                 $160,748,050               (2)                  A2, X2
     Group 3                Class AI-3                  $28,754,000               (3)                  A3, X3
     All Groups             Class BI                    $11,305,164               (4)                   B1-6
     Group 2(7)             Class R1                            $50               (5)                    N/A(6)

(1)      On each Distribution Date, the Certificate Rate on the Class AI-1 Interests will equal the Net WAC Rate for the Group 1
         Mortgage Loans, which for the initial Distribution Date will equal approximately 3.648%.

(2)      On each Distribution Date, the Certificate Rate on the Class AI-2 Interests will equal the Net WAC Rate for the Group 2
         Mortgage Loans, which for the initial Distribution Date will equal approximately 4.388%.

(3)      On each Distribution Date, the Certificate Rate on the Class AI-3 Interests will be equal to the Net WAC
         Rate for the Group 3 Mortgage Loans, which for the initial Distribution Date will equal approximately
         4.746%.

(4)      On each Distribution Date, the Certificate Rate on the Class BI Interests will be equal to the Class B Net
         WAC Rate, which for the initial Distribution Date will equal approximately 4.483%.

(5)      On each Distribution Date, the Certificate Rate on the Class R1 Interests will be equal to the Group 2 Net
         WAC Rate, which for the initial Distribution Date will equal approximately 4.610%.

(6)      N/A means not applicable.

(7)      On the first Distribution Date, the Class R1 Interests will receive principal payments in reduction of its
         Certificate Balance plus Accrued Certificate Interest thereon from collections on Group 2 Mortgage Loans.
         The Class R1 Interests will otherwise receive distributions, if any, from all Groups.

(c)      REMIC II Interests. REMIC II shall issue the Certificates, with the designations, initial Certificate
         Balances and Certificate Rates set forth below, each of which shall be a Class of REMIC II Interest.

   CLASS OF CERTIFICATES            INITIAL             INITIAL           FINAL SCHEDULED       CORRESPONDING CLASS
                              CERTIFICATE BALANCE   CERTIFICATE RATE     DISTRIBUTION DATE          OF INTERESTS

Class A1 Certificates                   $122,170,000      3.648%(2)       August 25, 2033               AI-1
Class A2 Certificates                   $160,748,000      4.388%(3)       August 25, 2033               AI-2
Class A3 Certificates                    $28,754,000      4.746%(4)       August 25, 2033               AI-3
Class X1 Certificates                   $122,170,000(1)   0.550%(5)       August 25, 2033               AI-1
Class X2 Certificates                   $160,748,000(1)   0.222%(6)       August 25, 2033               AI-2
Class X3 Certificates                    $28,754,000(1)   0.238%(7)       August 25, 2033               AI-3
Class B1 Certificates                     $5,652,000      4.483%(8)       August 25, 2033                BI
Class B2 Certificates                     $1,937,000      4.483%(8)       August 25, 2033                BI
Class B3 Certificates                     $1,454,000      4.483%(8)       August 25, 2033                BI
Class B4 Certificates                      $ 807,000      4.483%(8)       August 25, 2033                BI
Class B5 Certificates                      $ 808,000      4.483%(8)       August 25, 2033                BI
Class B6 Certificates                      $ 647,164      4.483%(8)       August 25, 2033                BI
Class R2 Certificates                            $50      4.610%(9)           N/A(10)                 N/A(10)

(1)      Notional Amount.

(2)      For each Distribution Date on or prior to the applicable Bond Reset Date, the Certificate Rate for the
         Class A1 Certificates will equal 3.648% per annum. For each Distribution Date after the applicable Bond
         Reset Date, the Certificate Rate for the Class A1 Certificates will be a per annum rate equal to the lesser of (x) the Certificate Rate for the Class AI-1 Interests for such Distribution Date and (y) twelve-month
         LIBOR plus 1.75%.

(3)      For each Distribution Date on or prior to the applicable Bond Reset Date, the Certificate Rate for the
         Class A2 Certificates will equal 4.388% per annum. For each Distribution Date after the applicable Bond
         Reset Date, the Certificate Rate for the Class A2 Certificates will be a per annum rate equal to the lesser of (x) the Certificate Rate for the Class AI-2 Interests for such Distribution Date and (y) twelve-month
         LIBOR plus 1.75%.

(4)      For each Distribution Date on or prior to the applicable Bond Reset Date, the Certificate Rate for the
         Class A3 Certificates will equal 4.746% per annum. For each Distribution Date after the applicable Bond
         Reset Date, the Certificate Rate for the Class A3 Certificates will be a per annum rate equal to the lesser of (x) the Certificate Rate for the Class AI-3 Interests for such Distribution Date and (y) twelve-month
         LIBOR plus 1.75%.

(5)      The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the Class X1 Notional Amount. On each Distribution Date, the Class X1 Certificates will be entitled to receive an amount equal to (x) the excess, if any, of (i) the Certificate Rate for the Class AI-1 Interests
         for such Distribution Date over (ii) the Class A1 Certificate Rate for such Distribution Date, multiplied by (y) one-twelfth and by (z) the Class X1 Notional Amount for such Distribution Date.

(6)      The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the Class X2 Notional Amount. On each Distribution Date, the Class X2 Certificates will be entitled to receive an amount equal to (x) the excess, if any, of (i) the Certificate Rate for the Class AI-2 Interests
         for such Distribution Date over (ii) the Class A2 Certificate Rate for such Distribution Date, multiplied by (y) one-twelfth and by (z) the Class X2 Notional Amount for such Distribution Date.

(7)      The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the Class X3 Notional Amount. On each Distribution Date, the Class X3 Certificates will be entitled to receive an amount equal to (x) the excess, if any, of (i) the Certificate Rate for the Class AI-3 Interests
         for such Distribution Date over (ii) the Class A3 Certificate Rate for such Distribution Date, multiplied by (y) one-twelfth and by (z) the Class X3 Notional Amount for such Distribution Date.

(8)      For the initial Distribution Date, the Certificate Rate for each Class of Subordinated Certificates will equal approximately 4.483% per annum. On each Distribution Date thereafter, the Certificate Rate for each
         Class of Subordinated Certificates will equal the Class B Net WAC Rate for such Distribution Date.

(9)      The Certificate Rate on the Class R2 Certificates will equal the Group 2 Net WAC Rate which, for the initial Distribution Date, will equal approximately 4.610%.

(10)     N/A means not applicable.

(d)      REMIC Final Scheduled Distribution. The final Scheduled Distribution Date for the REMIC Interests and each
         Class of Certificates is the August 2033 Distribution Date.

                                  ARTICLE III

                        REMITTING TO CERTIFICATEHOLDERS

SECTION 3.01      DISTRIBUTIONS TO CERTIFICATEHOLDERS.

         (a) REMIC I Distributions. In accordance with Section 3.01(d) of the Standard Terms and subject to the exceptions set forth below, on each Distribution Date, the Securities Administrator shall withdraw the aggregate Available Distribution Amount (less any amounts withdrawn pursuant to Section 3.01(b)(i) and (ii) of the Standard Terms) for the Group 1 Mortgage Loans, the Group 2 Mortgage Loans and the Group 3 Mortgage Loans from the Distribution Account for REMIC I, and shall distribute it in the following manner and order of priority to the Certificate Account (except that amounts payable to the Class R1 Interests shall be distributed to the Holders of the Class R1 Interests):

                  (i) The Available Distribution Amount for the Group 1 Mortgage Loans shall be distributed in the following order:

                           (1) first, to the Class AI-1 Interests, Accrued
Certificate Interest thereon; and

                           (2) second, to pay principal of the Class AI-1
Interests, to the extent of the Senior Principal Distribution Amount for the Group 1 Mortgage Loans, until the Certificate Balance thereof has been reduced to zero.

                  (ii) The Available Distribution Amount for the Group 2 Mortgage Loans shall be distributed as follows:

                           (1) first, pro rata, to the Class AI-2 Interests and
the Class R1 Interests, Accrued Certificate Interest thereon;

                           (2) second, to pay principal to the Class R1
Interests to the extent of the Senior Principal Distribution Amount for the Group 2 Mortgage Loans, until the Certificate Balance thereof has been reduced to zero; and

                           (3) third, to pay principal to the Class AI-2
Interests to the extent of the remaining Senior Principal Distribution Amount for the Group 2 Mortgage Loans, until the Certificate Balance thereof is reduced to zero.

                  (iii) The Available Distribution Amount for the Group 3 Mortgage Loans shall be distributed as follows:

                           (1) first, to the Class AI-3 Interests, Accrued
Certificate Interest thereon; and

                           (2) second, to pay principal to the Class AI-3
Interests to the extent of the Senior Principal Distribution Amount for the Group 3 Mortgage Loans, until the Certificate Balance thereof is reduced to zero.

                  (iv) Subject to the exceptions described below, the portion of the Available Distribution Amount remaining for each Group shall be distributed as follows:

                           (1) first, to the Class BI Interests, Accrued
Certificate Interest thereon;

                           (2) second, to pay principal to the Class BI
Interests to the extent of the aggregate Subordinate Principal Distribution Amount for all Groups, until the Certificate Balance thereof is reduced to zero;

                           (3) third, to each Class of REMIC I Interests in
sequential order of seniority, up to the amount of Realized Losses allocated to such Class; and

                           (4) fourth, after all Classes of REMIC I Interests
are paid in full and all losses previously allocated to any outstanding Class of Interests have been paid in full, pro rata to the holders of the Class R1 Interests).

         If, on any Distribution Date, the Subordinate Component Balance with respect to any Group is less than zero (each such Group, an "Affected Group"), then an amount equal to the lesser of (i) the amount necessary to make the Subordinate Component Balance equal to zero on such Distribution Date, and (ii) the aggregate amount otherwise allocable to the Subordinate Interests on such Distribution Date shall be used to make payments to the Class AI Interests related to the Affected Group (such amount, a "Crossover Amount"). In the event there is more than one Affected Group on any Distribution date, payments to the Class AI Interests related to the Affected Groups pursuant to this paragraph shall be made to such Class AI Interests pro rata based on the respective Crossover Amounts.

         (b) REMIC II Distributions. In accordance with Section 3.01(d) of the Standard Terms, on each Distribution Date, after all REMIC Interest allocations have been made as described in Sections 3.01(a) above and 3.02(a) below, the Securities Administrator shall withdraw all amounts allocated to the various REMIC I Regular Interests and deposited in the Certificate Account, and shall allocate and, subject to Section 3.01(c), distribute such amounts in the following manner and order of priority:

                  (i) The amount distributed on such Distribution Date to the Class AI-1 Interests pursuant to Section 3.01(a)(i) will be distributed as follows:

                           (1) first, pro rata to the Class A1 and Class X1
Certificates, Accrued Certificate Interest thereon; and

                           (2) second, to the Class A1 Certificates, as
principal, the amount distributed on such Distribution Date to the Class AI-1 Interests pursuant to Section 3.01(a)(i)(2).

                  (ii) The amount distributed on such Distribution Date to the Class AI-2 Interests pursuant to Section 3.01(a)(ii) will be distributed as follows:

                           (1) first, pro rata to the Class A2, Class X2 and
Class R2 Certificates, Accrued Certificate Interest thereon;

                           (2) second, to the Class R2 Certificates, as
principal until the Certificate Balance thereof is reduced to zero, the amount distributed on such Distribution Date to the Class AI-2 Interests pursuant to
Section 3.01(a)(ii)(3); and

                           (3) third, to the Class A2 Certificates, as
principal, any remainder from the amount distributed on such Distribution Date to the Class AI-2 Interests pursuant to Section 3.01(a)(ii)(3).

                  (iii) The amount distributed on such Distribution Date to the Class AI-3 Interests pursuant to Section 3.01(a)(iii) will be distributed as follows:

                           (1) first, pro rata, to the Class A3 Certificates
and the Class X3 Certificates, Accrued Certificate Interest thereon; and

                           (2) second, to the Class A3 Certificates, as
principal, the amount distributed on such Distribution Date to the Class AI-3 Interests pursuant to Section 3.01(a)(iii)(2).

                  (iv) Subject to the exceptions described below, unless the respective Certificate Balances of each class of Subordinate Certificates have been previously reduced to zero, the amount distributed on such Distribution Date to the Class BI Interests pursuant to Section 3.01(a)(iv) will be distributed in the following order of priority:

                           (1) to the Class B1 Certificates, Accrued
Certificate Interest thereon;

                           (2) to the Class B1 Certificates, as principal,
their pro rata share (based on Certificate Balance) of the amount distributed on such Distribution Date to the Class BI Interests pursuant to Section 3.01(a)(iv)(2);

                           (3) to the Class B2 Certificates, Accrued
Certificate Interest thereon;

                           (4) to the Class B2 Certificates, as principal,
their pro rata share (based on Certificate Balance) of the amount distributed on such Distribution Date to the Class BI Interests pursuant to Section 3.01(a)(iv)(2);

                           (5) to the Class B3 Certificates, Accrued
Certificate Interest thereon;

                           (6) to the Class B3 Certificates, as principal,
their pro rata share (based on Certificate Balance) of the amount distributed on such Distribution Date to the Class BI Interests pursuant to Section 3.01(a)(iv)(2);

                           (7) to the Class B4 Certificates, Accrued
Certificate Interest thereon;

                           (8) to the Class B4 Certificates, as principal,
their pro rata share (based on Certificate Balance) of the amount distributed on such Distribution Date to the Class BI Interests pursuant to Section 3.01(a)(iv)(2);

                           (9) to the Class B5 Certificates, Accrued
Certificate Interest thereon;

                           (10) to the Class B5 Certificates, as principal,
their pro rata share (based on Certificate Balance) of the amount distributed on such Distribution Date to the Class BI Interests pursuant to Section 3.01(a)(iv)(2);

                           (11) to the Class B6 Certificates, Accrued
Certificate Interest thereon;

                           (12) to the Class B6 Certificates, as principal,
their pro rata share (based on Certificate Balance) of the amount distributed on such Distribution Date to the Class BI Interests pursuant to Section 3.01(a)(iv)(2);

                           (13) to each Class of Certificates, in respect of
unreimbursed Realized Losses allocated to such Class on such Distribution Date and prior Distribution Dates, an amount equal to the amount distributed on such Distribution Date to the Corresponding Class of REMIC I Interests pursuant to
Section 3.01(a)(iv)(3); provided, however, that any such amount allocated to the Class BI Interests on such Distribution Date shall be allocated to the Class B Certificates in sequential order of seniority; provided, further, that any amounts distributed pursuant to this paragraph (d)(viii) shall not cause a further reduction in the Certificate Balance of any Class of Certificates; and

                           (14) at such time as all other Classes of
Certificates have been paid in full and all Realized Losses previously allocated to any Class of Certificates with a Certificate Balance greater than zero on such Distribution Date have been reimbursed in full, to the Holders of the Class R2 Certificates.

         (c) Notwithstanding paragraph (b)(iv), above, on any Distribution Date on which the Subordination Level for any Class of Subordinate Certificates is less than its Subordination Level as of the Closing Date, distributions among the Subordinate Certificates shall be allocated to increase such Subordination Level. The Securities Administrator shall identify the most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date, and the principal amount otherwise allocable to the Classes of Subordinate Certificates junior to such Class pursuant to Section 3.01(b)(iv) will instead be allocated among the more senior Classes of Subordinate Certificates, pro rata in proportion to the Certificate Balances of those Classes.

         (d) Notwithstanding paragraphs (a) and (b), above, on each Distribution Date prior to the Credit Support Depletion Date, but after the reduction of any of the Certificate Balances of the Class AI-1, Class AI-2 or Class AI-3 Interests to zero, the remaining Class AI Interests will be entitled to receive, as principal payments, pro rata based upon their Certificate Balances immediately prior to such Distribution Date, in addition to any Senior Principal Distribution Amount for the related Group, 100% of the Principal Prepayment Amount on any Mortgage Loan in any other Group as to which the related Class AI Interests have been fully repaid; provided, however, that if
(A) the combined Subordinate Percentage for all Groups on such Distribution Date equals or exceeds 200% of the combined Subordinate Percentage for all Groups on the Closing Date and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last three calendar months, as a percentage of the Subordinate Percentage does not exceed 50%, then the additional allocation of Principal Prepayment Amounts to the Senior Certificates in accordance with this Section 3.01(d) shall not be made.

         (e) All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Balance (or, in the case of the Class X Certificates, the Notional Amount) of each such Certificate. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Regular Certificates, by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefore, if such Holder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Holder is the registered owner of Regular Certificates with an initial principal amount of at least $1,000,000 (or, with respect to the Class B4, Class B5 and Class B6 Certificates, at least $500,000, and, with respect to the Class X Certificates, an initial Notional Amount of $5,000,000). The Securities Administrator may charge the Holder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         (f) Any amounts remaining in the Certificate Account on any Distribution Date after all allocations and distributions required to be made by this Trust Agreement have been made, shall be paid to the Class R2 Certificates and all amounts remaining in REMIC I after payment in full of all Interests and any administrative expenses associated with the Trust, will be distributed to the Holders of the Class R1 Interests.

SECTION 3.02      ALLOCATION OF REALIZED LOSSES AND SHORTFALLS.

         (a) Realized Losses.

                  (i) On each Distribution Date, Realized Losses for the related Due Period shall be applied, prior to making any distributions to be made on such Distribution Date, to the Class BI Interests until the Certificate Balance thereof has been reduced to zero and thereafter pro rata to the Class AI Interests.

                  (ii) Realized Losses allocated to each Class of REMIC I Interests in accordance with Section 3.02(a)(i) shall, in turn, be allocated to the Corresponding Class of Certificates (other than the Class X Certificates) issued by REMIC II on the same Distribution Date, in each case until the Certificate Balance thereof has been reduced to zero; provided, however, that Realized Losses allocated to the Class BI Interests on a Distribution Date shall be allocated to the Class B Certificates on such date in reverse order of priority.

         (b) Interest Shortfall. Notwithstanding anything in the Standard Terms or this Trust Agreement to the contrary, on each Distribution Date, before any distributions are made on the Certificates, Month End Interest Shortfall and Soldiers' and Sailors' Shortfall with respect to the Mortgage Loans in REMIC I shall be allocated to reduce the amount of interest distributable on the REMIC Interests pro rata. Any Shortfall allocated to the REMIC Interests in REMIC I in turn shall be allocated to reduce the amount of interest distributable on the Corresponding Classes of Certificates. Any Shortfall allocable to the Certificates as provided above shall be allocated pro rata to all Classes of Certificates in the Group where the affected Mortgage Loan belongs.

         (c) Modification Losses. In the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification of the terms of such Mortgage Loan, such modification shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates or Class of REMIC Interest. Any shortfall resulting from any such modifications, however, shall be treated as a Realized Loss occurring on each Distribution Date and shall be applied to reduce the Certificate Balances of the Certificates and REMIC Interests in the manner and order of priority set forth above.

         (d) Subsequent Recoveries. In the event that there is a recovery of an amount in respect of principal of a Mortgage Loan, which amount had previously been allocated as a Realized Loss to one or more Classes of Certificates, (i) such amount shall be treated as a Principal Prepayment Amount and shall be included in the Available Distribution Amount for the Distribution Date occurring in the month following the month in which such recovery is received and (ii) the Certificate Balance of the Classes to which any Realized Loss had previously been allocated, whether or not such Classes remain outstanding, shall be increased in reverse order of priority, in each case by an amount equal to the lesser of (x) the amount of such recovery and (y) the aggregate amount of Realized Losses previously allocated to such Classes less amounts previously allocated to such Classes pursuant to this paragraph.

                                  ARTICLE IV

                                 THE SECURITIES

SECTION 4.01      THE CERTIFICATES.

         The Certificates will be designated generally as the Mortgage Pass-Through Certificates, Series 2003-9 and will consist of the Class A1 Certificates, the Class A2 Certificates, the Class A3 Certificates, the Class X1 Certificates, the Class X2 Certificates, the Class X3 Certificates, the Class B1 Certificates, the Class B2 Certificates, the Class B3 Certificates, the Class B4 Certificates, the Class B5 Certificates, the Class B6 Certificates and the Class R Certificates. The aggregate principal amount of Certificates that may be executed and delivered under this Agreement is limited to $322,977,264, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Section 5.03 or 5.05 of the Standard Terms. On the Closing Date, the Securities Administrator shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor. The table in Section 2.03(c) sets forth the Classes of Certificates and the initial Certificate Balance and Final Distribution Date for each Class of the Certificates.

SECTION 4.02      DENOMINATIONS.

         Each of the Class A1 Certificates, the Class A2 Certificates, the Class A3 Certificates, the Class B1 Certificates, the Class B2 Certificates, the Class B3 Certificates, the Class X1 Certificates, the Class X2 Certificates and the Class X3 Certificates shall be issued in fully-registered, book-entry form and shall be Book-Entry Certificates. The Class A1, Class A2, and Class A3 Certificates shall be issued in minimum denominations of $25,000 initial class principal balance each and multiples of $1 in excess thereof. The Class X1, Class X2 and Class X3 Certificates shall be issued in minimum denominations of $5,000,000 initial class principal balance each and multiples of $1 in excess thereof. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates will be issued in minimum denominations of $250,000 initial class principal balance each and multiples of $1 in excess thereof. In addition, one Certificate of each Class (other than the Class R Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Certificate Balance (or, in the case of the Class X Certificates, the Notional Amount) of such Class. The Class R Certificates will be issued in percentage interests of 99.99% and 0.01% and will each represent all of the beneficial interests in the Class R1 Interests and the Class R2 Certificates. Each of the Class R Certificates and the Class B4, Class B5 and Class B6 Certificates shall be issued in fully-registered, certificated form.

SECTION 4.03      REDEMPTION OF CERTIFICATES.

         Notwithstanding anything to the contrary in Section 11.02 of the Standard Terms, the obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account, the Certificate Account and the Distribution Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust by National City upon the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is equal to or less than 10% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date (and if not exercised by National City within a period of five Business Days from the first date on which such condition is satisfied, by the Depositor). Written notice of termination shall be given to each Certificateholder, and the final distribution shall be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator which will be specified in the notice of termination. Any repurchase of the assets of the Trust by the Depositor pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

SECTION 4.04      SECURITIES LAWS RESTRICTIONS.

         Each of the Class B4, Class B5 and Class B6 Certificates is a Class of Private Certificates subject to the restrictions on transfer contained in
Section 5.05(a) of the Standard Terms. The Class R Certificates are Residual Certificates subject to Section 5.05(c) of the Standard Terms.

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

SECTION 5.01      REQUEST FOR OPINIONS.

         (a) The Depositor hereby requests and authorizes Skadden, Arps, Slate, Meagher & Flom LLP, as its counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee, the Securities Administrator and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Trustee, the Securities Administrator, the Rating Agency or their respective counsels.

         (b) Each of the Trustee, the Securities Administrator and the Master Servicer hereby requests and authorizes its counsel to issue on behalf of such Person such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

SECTION 5.02      SCHEDULES AND EXHIBITS.

         Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated by the Standard Terms. Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

SECTION 5.03      GOVERNING LAW.

         This Trust Agreement shall be governed by, and its provisions construed in accordance with, the laws of the State of New York.

SECTION 5.04      COUNTERPARTS.

         This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

SECTION 5.05      NOTICES.

         All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Depositor, 85 Broad Street, New York, New York 10004, Attention:
President (telecopy number (212) 902-3000 and email addresses: samuel.ramos@gs.com and lisa.rosenberg@gs.com) or such other address, telecopy number or email address as may hereafter be furnished to each party to the Trust Agreement in writing by the Depositor, (b) in the case of the Trustee, 401 South Tryon Street, 12th Floor, Charlotte, NC 28288-1179, Attention:
Corporate Trust Services or such other address or telecopy number as may hereafter be furnished to each party to the Trust Agreement in writing by the Trustee; (c) in the case of the Master Servicer, 3415 Vision Drive, Columbus, Ohio 43219-6009, Attn: Diane Bentz (with a copy to 343 Thornall Street, Edison, New Jersey 08837, Attn: General Counsel) or such other address, telecopy number or email address as may hereafter be furnished to each party to the Trust Agreement in writing by the Master Servicer; and (d) in the case of the Securities Administrator, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Institutional Trust Services/Structured Finance Services, GSR Mortgage Loan Trust 2003-9, Telecopy: (212) 623-5930 or such other address, telecopy number or email address as may hereafter be furnished to each party to the Trust Agreement in writing by the Securities Administrator. The addresses of the rating agencies required to be stated herein pursuant to Section 13.08(d) of the Standard Terms is Fitch, Inc., 1 State Street Plaza, New York, New York 10004, and Standard & Poor's Ratings Services, 55 Water Street, 40th Floor, New York, New York 10041.

                            [Signature page follows]


         IN WITNESS WHEREOF, the Depositor, the Trustee, the Master Servicer and the Security Administrator and Custodian have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.

                          GS MORTGAGE SECURITIES CORP.
                                  as Depositor


                          By:  /s/ Janet Bell
                              ----------------------------------------
                          Name:    Janet Bell
                          Title:   Vice President


                          WACHOVIA BANK,
                          NATIONAL ASSOCIATION
                               not in its individual capacity, but solely in its capacity as Trustee under this Trust Agreement


                          By:  /s/ Robert P. Muller
                              ----------------------------------------
                          Name:    Robert P. Muller
                          Title:   Vice President


                          CHASE MANHATTAN MORTGAGE
                          CORPORATION
                               as Master Servicer


                          By:  /s/ Diane Bentz
                              ----------------------------------------
                          Name:    Diane Bentz
                          Title:   Senior Vice President


                          JPMORGAN CHASE BANK
                              not in its individual capacity, but solely in its capacity as Security Administrator and Custodian


                          By:  /s/ Mark M. Volosov
                              ----------------------------------------
                          Name:    Mark M. Volosov
                          Title:   Assistant Vice President

STATE OF NEW YORK            )
                             ) ss.:
COUNTY OF NEW YORK           )


         The foregoing instrument was acknowledged before me in the County of New York, this 27th day of August 2003, by Janet Bell, Vice President for GS Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.




                               /s/ Onyx S. Wellington
                              ----------------------------------------
                                            Notary Public




My Commission expires:  April 10, 2007


STATE OF NORTH CAROLINA      )
                             ) ss.:
COUNTY OF MECKLENBURG        )


         The foregoing instrument was acknowledged before me in the County of Mecklenburg, this 12th day of September 2003, by Robert Muller, Vice President of Wachovia Bank, National Association, on behalf of the company.



                               /s/ Sandi L. Lee
                              ------------------------------------
                                        Notary Public




My Commission expires:  August 30, 2004

STATE OF OHIO                )
                             )  ss.:
COUNTY OF FRANKLIN           )


         On the 29th of August 2003 before me, a Notary Public in and for said State, personally appeared Diane Bentz known to me to be a SVP of The Chase Manhattan Mortgage Corporation, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                   /s/ Curtis E. Carey
                              ----------------------------------------
                                            Notary Public




My Commission expires:  January 13, 2005

STATE OF NEW YORK           )
                            ) ss.:
COUNTY OF         NEW YORK  )


                  The foregoing instrument was acknowledged before me in the County of New York, this 29th day of August 2003, by Mark M. Volosov, Assistant Vice President of JPMorgan Chase Bank, on behalf of the company.



                                   /s/ Matthew T. Sheehan
                              ----------------------------------------
                                            Notary Public




My Commission expires: November 26, 2005

                                   SCHEDULE I

                             GROUP 1 MORTGAGE LOANS


prod3    anum            lname                     fname              pbal          rate    city
3 YR             2086697 VINES                     ALLEN                  580120.27       4 BIRMINGHAM
3 YR             2139069 BAUMGARDNER               BRAD                   520079.26   3.625 FLAGSTAFF
3 YR          6031689125 FLAKE                     DAVID                  142857.98   3.875 MESA
3 YR          6580939517 LEAL                      JOAQUIN                143977.51   4.125 LITCHFIELD
3 YR             1354322 JOHNSON                   JAMES                  287906.45   4.375 TUCSON
3 YR             1990019 QUENELLE                  LELAND                    123700   4.375 TUCSON
3 YR             2294864 WILSON                    KERRY                  385698.29   3.125 TUCSON
3 YR             2387151 PRATT                     KENNETH                   558600     4.5 ALAMEDA
3 YR             1720411 CANTU                     JASON                  419672.75    4.75 LONG BEACH
3 YR             2177879 MARISCAL                  JOSE                   149102.85    4.75 HUNTINGTON PARK
3 YR             2263692 TEDESCHI                  RYAN                      268800   4.875 IRVINE
3 YR             2312191 LEDUC                     MICHAEL                   672000    4.75 NEWPORT BEACH
3 YR             2365313 GOSS                      GARY                      488000   4.375 VILLA PARK
3 YR             2285390 CHERNISS                  JAMES                     100000     4.5 CATHEDRAL CITY
3 YR             2388241 PETROVIC                  MICA                      237550    4.25 WINCHESTER
3 YR          6155029090 THOMAS                    LARRY                  157743.16    5.75 GALT
3 YR             2306980 BANKS                     WILLIE                 362378.95   3.625 CHINO HILLS
3 YR             2184724 WOEHL                     TAGE                   342542.94   3.375 CHULA VISTA
3 YR             2328158 WALLACE                   JAMES                     394400    3.75 LA MESA
3 YR          6403045625 CARDENAS                  JAIME                  318808.44    6.25 EAST PALO A
3 YR             2379149 COWPER                    DONALD                 128443.87     4.5 MODESTO
3 YR             2325961 DANABAR                   SHEILA                 563352.03   4.625 SAN FRANCISCO
3 YR             2320000 KOFFMAN                   BRYAN                  474622.95     4.5 SAN FRANCISCO
3 YR          6253081910 DE SANTIAGO               BAUDELIO                221165.1     6.5 HAYWARD
3 YR             2387478 CHOW                      CLIFFORD               366913.95   3.875 SAN LORENZO
3 YR             2024192 UPADHYAYA                 RAHUL                  397224.96    4.25 UNION CITY
3 YR             2360256 QUIAMBAO                  ALOYSIUS               546487.31    4.25 UNION CITY
3 YR             2079433 YEU                       CHI                    335404.86     4.5 FREMONT
3 YR             2029097 ANDERSSON                 EVA                    351710.37    4.75 CASTRO VALLEY
3 YR             2322928 ANDREWS                   CHRISTOPHER            385779.37     4.5 PLEASANTON
3 YR             2025404 LIU                       CHUNNAN                539232.85    4.25 PLEASANTON
3 YR             2055860 ARAVIND                   BALAN                  510157.81    4.25 FREMONT
3 YR             2027551 NAIR                      GOVINDAN               497167.44   4.125 FREMONT
3 YR             2380309 YU                        EDWARD                 533884.38    3.75 FREMONT
3 YR             2380531 GHORBANI                  ARMITIS                   500000   4.625 FREMONT
3 YR             1945874 PINES                     DAVID                  554542.26   4.875 OAKLAND
3 YR          6918555373 MARTINEZ                  ROGELIO                 222584.2   6.125 RICHMOND
3 YR          6488654853 KAHL                      ELLEN                  157751.22   4.125 ANTIOCH
3 YR          6847309959 CUEBA                     LEONARD                232685.22    4.25 ANTIOCH
3 YR             2165473 SMITH                     BRIAN                  143636.92    4.75 CONCORD
3 YR             2070380 KRISTIC                   MATTHEW                 378997.3     4.5 SAN RAMON
3 YR             2325835 SHARMA                    DEVA-DATTA             648361.18    4.75 SAN RAMON
3 YR             2039330 OLSON                     DAVID                     354000   4.875 DANVILLE
3 YR             2083157 URETA                     ERIC                   465463.51   4.375 DANVILLE
3 YR             2236793 KONKLE                    RONALD                 478118.37   4.125 ALAMO
3 YR          6846267083 DUKE-SORG                 AMANDA                 184997.98   3.875 PLACERVILLE
3 YR             1872434 BALDINI                   TODD                   947222.89    4.25 EL DORADO HILLS
3 YR          6478804914 ESTRADA                   ANICETO                129714.91   6.375 PARAMOUNT
3 YR          6765503831 HERNANDEZ                 JOSE                   108464.84   6.125 LOS ANGELES
3 YR             2115853 WILLIAMSON                STEVEN                 283379.45       5 MONROVIA
3 YR             2353149 RENDON                    DAVID                  333198.26   4.375 MONROVIA
3 YR             1912775 CHOI                      SUSAN                  361463.36    5.25 STEVENSON RANCH
3 YR             2243759 WIJEKULARATNE             KEERTHI                 308819.4    4.75 CLAREMONT
3 YR             1950349 WAZ                       HALINA                 329989.96     4.5 SAN PEDRO
3 YR             2087900 LEGGE                     DONALD                 397830.92   4.375 PASADENA
3 YR          6655412820 TSE                       SIU                     73240.69   5.625 ROWLAND HEI
3 YR             2350762 SARABIA                   ANTONIO                538509.41    4.25 ROLLING HILLS ESTATES
3 YR          6994791819 HERNANDEZ                 RUDY                    170427.3   6.125 SOLEDAD
3 YR             1727152 KAWCZYNSKI                RONALD                 317037.71       5 SALINAS
3 YR             1719497 ZEVALLOS                  CARMEN                    534612   4.875 NOVATO
3 YR             1903857 LUU                       NGHIA                  221486.04     4.5 RANCHO SANTA MARGARITA
3 YR             2087446 VALLELY                   JOHN                   259390.05     4.5 LAKE FOREST
3 YR             2301366 CLEARY                    PAUL                      461000       4 LAGUNA NIGUEL
3 YR             2095052 EBERHARDT                 JOHN                   374161.85   4.375 LINCOLN
3 YR             1781155 TOTH                      JOSEPH                 406694.45   4.125 SOQUEL
3 YR             1978681 PATTEN                    TERRY                     632000    4.25 APTOS
3 YR          6041387421 GARCIA                    JACOBO                 325635.68   7.375 SAN JOSE
3 YR          6177171375 RODRIGUEZ                 ISMAEL                 326942.31       6 SAN JOSE
3 YR             2082899 SORIANO                   JUAN                   330319.24    4.75 SAN JOSE
3 YR             1937446 TYLER                     LINDA                  208648.11     3.5 SANTA CLARA
3 YR             1116940 ESPEJO                    LEONARD                472248.69       4 GILROY
3 YR             2039194 HOANG                     XUAN                   378524.29   4.625 SANTA CLARA
3 YR          6433530562 JAMES                     ANTHONY                420360.07       7 SAN JOSE
3 YR             1648118 CANSINO                   CARLOS                 381278.31   4.875 MILPITAS
3 YR             2330671 DANABAR                   BEATRIZ                 343092.3     4.5 MILPITAS
3 YR             2037822 LIU                       WEI                    367524.22     4.5 SAN JOSE
3 YR             2055541 SALMASI                   MAHBOUBEH              375996.54     4.5 SAN JOSE
3 YR             2361443 MATSUZAKI                 TOMONORI               349076.47     4.5 SAN JOSE
3 YR             2370695 PATEL                     AASHIT                    390400       4 SAN JOSE
3 YR             2056238 MORGAN                    STEVEN                  370688.1   4.875 SAN JOSE
3 YR             2043146 XU                        KAI                    366006.33   4.375 SAN JOSE
3 YR             2074714 KIGER                     JERROL                 481124.42    4.75 PALO ALTO
3 YR             2355407 YING                      WALTER                  648120.2     4.5 SUNNYVALE
3 YR             2374085 KEDIA                     ASHWIN                  331041.7       4 SUNNYVALE
3 YR             2319424 TIEN                      CHIENKUO               475623.15       4 CUPERTINO
3 YR             2030349 O'BRIEN                   BERNARD                169139.34    4.75 LOS GATOS
3 YR             2074133 EKHILEVSKY                VOVA                   489425.33    4.75 LOS GATOS
3 YR             2074946 YANG                      LEI                    447506.87    4.25 SAN JOSE
3 YR             2034572 PFAFF                     PETER                     556000     4.5 SAN JOSE
3 YR             2353342 VIDOVICH                  NIKOLA                 609708.88    4.75 SAN JOSE
3 YR             2354021 LIPINSKI                  ALAN                      495000     4.5 SAN JOSE
3 YR             1947573 PENTTALA                  HARRY                  483367.02   4.375 SAN MARCOS
3 YR             2139017 WEISKOPF                  RONALD                 419016.11   4.625 EL CAJON
3 YR             2016276 BOURGEOIS                 BARRY                  329859.44       5 VALLEY CENTER
3 YR             2052364 SWEDBACK                  GARY                      384000   4.875 SAN DIEGO
3 YR             2056546 KASS                      PETER                  418866.44   4.375 FALLBROOK
3 YR             2124418 TARAIL                    TANYA                     399700    4.75 SAN DIEGO
3 YR             2013091 PIERCE                    RUSSELL                   457000     4.5 SAN DIEGO
3 YR             2096103 SPOONER                   JOHN                   368774.79    4.25 SAN DIEGO
3 YR             1943292 HINESLEY                  CHARLES                 666608.1    4.75 CARLSBAD
3 YR             2027431 LIU                       ALICE                  484477.37    4.75 CARLSBAD
3 YR             2056714 ODOM                      SUSAN                  447562.04   4.375 SAN DIEGO
3 YR             2300887 MCGUIRE                   DAVID                  413929.54   4.625 SAN DIEGO
3 YR             2370448 HE                        HUAPING                554499.37   4.375 SAN DIEGO
3 YR             2039812 INGRANDE                  FRANK                     522700   4.375 SAN DIEGO
3 YR             2029198 ROUTHIER                  EDMOND                 800831.07   4.625 SAN DIEGO
3 YR             2112643 VANO                      GEORGE                 649870.33    4.75 SAN DIEGO
3 YR             2071247 HO                        ALAN                    417775.2     4.5 SAN DIEGO
3 YR             2057359 SANGER                    FRANK                     243750    4.75 SAN DIEGO
3 YR             2301147 BRODERICK                 BRYAN                  410800.13     4.5 SAN DIEGO
3 YR             2374364 HITT                      LISA                      575200   4.625 SAN DIEGO
3 YR             2339643 FRANCIS                   PATRICK                334095.84   4.375 DALY CITY
3 YR             2061785 SWATZELL                  MATHEW                 359995.88     4.5 PACIFICA
3 YR             1940286 STELLA                    AUGUSTUS               397683.09       4 SAN BRUNO
3 YR             2042882 VALENCIA                  LINO                   314149.83   4.375 S SAN FRANCISCO
3 YR             1996577 BAKER                     RUTH                   271642.53    4.75 MENLO PARK
3 YR             1981636 BALDACCINI                BERT                   326866.12   4.625 SAN CARLOS
3 YR             2083950 MELTON                    DONALD                 425628.75    4.75 SAN CARLOS
3 YR             2335430 ZHANG                     HUI                    504634.32   4.375 SANTA ROSA
3 YR             2254751 BOBROW                    HOLLI                  558620.06   4.875 CAMARILLO
3 YR             2314516 SLADE                     PETER                  406873.77    4.25 DENVER
3 YR             2023002 ZUNDEL                    TROY                   345419.99   3.875 CASTLE ROCK
3 YR             2052030 COCHRAN                   MAX H                  152610.92       4 LAKEWOOD
3 YR             2359239 YU                        JIAN                   321768.55       4 LAKEWOOD
3 YR             2392162 DOPPMAN                   J                      358512.17       4 WASHINGTON
3 YR             2292509 MCDERMOTT                 CATHERINE                 470000    4.25 WASHINGTON
3 YR             2317016 TAYLOR                    JAMES                  636278.05   4.375 WASHINGTON
3 YR             2334525 ROBERTS                   ALLEN                   398920.4   4.375 WASHINGTON
3 YR             2379781 BUTTS                     CASSANDRA              258051.63   4.375 WASHINGTON
3 YR             2028399 OVEJERA                   NORMA                  128996.77   3.875 FREDERICK
3 YR          6471189057 ELLIS                     LENNOX                 105975.07    4.75 PLANTATION
3 YR             2020359 BOHLIN                    JOSEPH                 377547.33    4.75 NAPLES
3 YR             2108091 HYDE                      ERIC                      217600     4.5 TAMPA
3 YR             2061537 GERGES                    BAHAA                  495977.91    4.75 LEESBERG
3 YR             2004595 HANDLEY                   MICHELE                399937.83    4.25 BONITA SPRINGS
3 YR          6852623039 LONDON                    TROY                   197569.66     6.5 MIAMI
3 YR             2250919 BOHLER                    BRAD                   476979.15   4.875 DELRAY BEACH
3 YR          6358545793 FINNEY                    KENNETH                532530.96   6.375 TARPON SPRI
3 YR          6596037751 MOORE                     GLENDA                 327573.31    6.75 WINTER HAVE
3 YR             2320320 PISANO                    DAVID                  505470.37    3.75 HEATHROW
3 YR             2111525 KIM                       THOMAS                 439360.26     4.5 KISSIMMEE
3 YR             2390996 BRIGHT                    BERNARD                   124000     4.5 PORT ST LUCIE
3 YR          6765359234 CAMERON                   ROBERT                  75253.03       5 ATLANTA
3 YR             1994226 PIERCE                    STEPHEN                441310.23       5 ALPHARETTA
3 YR             2149751 CORTEZ, JR                ROLAND                 438865.04   4.625 ALPHARETTA
3 YR          6509116791 NETO                      VERGILIO               147666.97       7 CUMMING
3 YR             2365403 STAFFORD                  SCOTT                     188000     4.5 DOUGLASVILLE
3 YR             1967274 ECKER                     AMY B                  992665.62    4.75 GLENCOE
3 YR             1897628 SCHWARZ                   SCOTT                  293097.69       4 RIVERSIDE
3 YR             2042550 PALACIOS                  ELIECER                423427.12     4.5 CHICAGO
3 YR             1935262 GREENWALT                 PAUL                   367927.88    4.75 CHICAGO
3 YR             2023612 RYBCHENKOV                DIMITRY                385990.61   4.625 CHICAGO
3 YR             2242958 SHIPLEY                   CRAIG                     556000   3.875 CHICAGO
3 YR             2247375 HUNTER                    CHAD                   351028.36    4.25 CHICAGO
3 YR             1958780 FAIERSTAIN                ROBIN                  470959.38   4.625 RIVERWOODS
3 YR             2023801 GOEL                      DEEPAK                 501496.47    4.25 DEERFIELD
3 YR             2359493 BAKER                     DENNIS                 354411.14    4.25 HIGHWOOD
3 YR             2345383 BRAR                      JASHDEEP               359071.39   4.625 LINDENHURST
3 YR             2315707 YAN                       BO                     428702.68    3.75 BUFFALO GROVE
3 YR             2305579 BROWN                     ERIK                   403931.34     4.5 ST CHARLES
3 YR             2369440 ROSENFELD                 MARILYN                578398.99    4.25 NAPERVILLE
3 YR             2021618 MARTIN                    GREGORY                450706.64    4.75 METAMORA
3 YR             2026414 GORDON                    O                      554527.81    4.75 CARMEL
3 YR             2192154 GUILINGER                 CANDI                     400000     4.5 AVON
3 YR             2360915 ELMORE                    BRIAN                  289234.79     4.5 INDIANAPOLIS
3 YR             1442165 NEUMANN                   ARLEEN                  115752.4   5.125 LAUREL
3 YR             2096105 DURLING                   KENNETH                   405000       4 ARNOLD
3 YR             2276162 GREER                     ROSALIE                648164.15   4.125 SEVERNA PARK
3 YR             2352865 DURIEU                    STEVEN                    400000   4.375 BOYDS
3 YR             1992051 HEINZ                     DAVID                  329445.55     4.5 BRIGHTON
3 YR             2351183 LARSEN                    RICK                   271249.18    4.25 MINNETONKA
3 YR             2297660 MCLEOD                    CHRISTOPHER            374494.87   4.375 MAPLE GROVE
3 YR             2041939 DAVISON                   MALCOLM                407876.67   4.625 KANSAS CITY
3 YR             2074928 FRIENDS                   PATSY                  447644.84   4.875 KANSAS CITY
3 YR          6244817406 HAMMOND                   BRANDY                 113806.92    3.75 MERRIAM
3 YR          6273076361 HIGDON                    STUART                 128227.26    5.75 CHARLOTTE
3 YR          6709759721 JACOBSON                  MATTHEW                138544.15    3.75 CHARLOTTE
3 YR          6032994615 WILSON                    BRIAN                  138763.41   3.875 MONROE
3 YR             2031689 VOELPEL                   JOHN                   410214.55     4.5 LAS VEGAS
3 YR          6832052267 BROCK                     ANDREW                 123961.58   3.875 SPARKS
3 YR          6242593249 GREEN                     JIM                    152073.89    3.75 COLD SPRING
3 YR             2018299 BURKE                     JERRY                   639999.5    4.25 RENO
3 YR             2072720 HORNING                   RUSSELL                466765.11     4.5 RENO
3 YR          6169869473 VILLANUEVA                JOCETT                 158003.31    8.75 NEW YORK
3 YR             5267901 BENBASSAT                 ERNEST                 208585.81     7.5 ELON COLLEG
3 YR          6508723266 KIDD                      GINA                   111129.85    5.75 RICHMOND
3 YR          6728554236 FRAGOSO JR                JULIAN                  97927.88    6.75 ARLINGTON
3 YR          6672987259 MEZA                      ELVIN                  134880.46       6 DAYTON
3 YR          6868200962 EAKES                     GARY                    45221.38   5.875 TOPEKA
3 YR          6381783130 DUCK                      FRANK                   92049.17    4.25 RICHMOND
3 YR             1932648 MARTIN                    MATTHEW                446167.45       5 GREENSBORO
3 YR             1846387 ZUKERMAN                  SAMUEL                 126251.96   4.875 NORFOLK
3 YR             1419726 BOCCUTI                   ARTHUR                  476886.7   4.625 CAMBRIDGE
3 YR             2054049 RICHARDSON                MELVIN                 364004.63       4 ROANOKE
3 YR             1968485 D'ARCY                    KATHERINE              511583.57     4.5 WILMINGTON
3 YR             2063040 SNITZER                   JEFFREY                580125.81     4.5 COVINGTON
3 YR             1936901 TOCQUIGNY                 RICK                   644074.38       5 LAFAYETTE
3 YR             2014038 VANDERWERF                BRANDEE                369419.18    4.25 DILLON
3 YR             2017287 KELLY                     KEITH                  396470.02    4.75 IRVINGTON
3 YR             2002649 PATTERSON                 JOHN                   444467.67   4.125 HOLLAND
3 YR             2057094 SCHEUER                   PATRICIA               496973.54    3.75 AUSTIN
3 YR             1867717 BONGIORNO                 DONALD                 377941.29   4.375 STEAMBOAT SPRINGS
3 YR             2023894 QUEEN                     ARLEEN                 445705.95    4.75 LONGMONT
3 YR             2120091 SCHOENFELD                DAVID                  397132.61   4.625 BERTHOUD
3 YR             2034145 FUCHS                     LACY                      478000   4.875 PEYTON
3 YR          6004255359 GORDON                    REPPARD                124856.15       4 ARCADIA
3 YR          6930167470 VANEK                     NOEL                   112001.18   3.875 COLLINSVILL
3 YR             2228134 HOLDEN                    JAMES                     475000       4 KESWICK
3 YR             2347753 OSBORNE                   WILLIAM                648038.92    3.75 VIRGINIA BEACH
3 YR             2229002 COLEMAN                   CHRIS                  369975.91    4.25 VIRGINIA BEACH
3 YR             2288630 METEVIER                  JESSICA                117552.06   3.875 PORTSMOUTH
3 YR             2118886 NAGEL                     ROGER                  349002.67   4.375 WARSAW
3 YR             2418229 CLARK                     DAPHNE                 193459.53    4.75 LAKE CHARLES
3 YR             2321065 CROWELL                   ROBERT                 472787.39   3.625 AUSTIN
3 YR             2300375 BOASBERG                  THOMAS                 457305.46   4.125 BOULDER
3 YR             2209248 HUGHES                    MARK                   310351.59       4 FORT COLLINS
3 YR             2292888 RUTHERFORD                RUSSELL                208396.73       4 COLORADO SPRINGS
3 YR             2365795 PATTERSON                 JAMES                  378828.07   3.625 COLORADO SPRINGS
3 YR             2178617 BUSTOS                    HORACIO                   228000   4.625 HONOLULU
3 YR             2012067 LARKIN                    LYNN                   486123.86   4.125 BEND
3 YR             1990838 GOVERT                    JERRY                   421579.5     4.5 CINCINNATI
3 YR             1859564 KELLY                     FRANCIS                 118999.2    4.25 COLLEGEVILLE
3 YR             2031444 VAUGHN                    CHRISTOPHER               214200       4 SUMMERVILLE
3 YR             2314101 GOSNELL                   JIMMY                  104716.61   4.375 INMAN
3 YR          6621234712 HALEY                     BARRY                  248981.12       4 ADDISON
3 YR             2333830 LOPER                     CHARLES                   715749   4.625 FRISCO
3 YR             2341752 PFANNENSTIEL              DUANE                     358600   3.875 FRISCO
3 YR             2339069 SHEN                      BEN-HWAI               395455.24       4 PLANO
3 YR             2395484 VOGT                      CHARLES                   632000   3.875 PLANO
3 YR             2343724 NEWMAN                    MICHAEL                240240.33     3.5 DALLAS
3 YR             2304849 HUSSEY                    THOMAS                 454683.77       4 DALLAS
3 YR             2258680 PROCTOR                   DANNY                  393758.25     4.5 ROANOKE
3 YR             2071215 NOMURA                    JEFFREY                163630.94   4.125 HOUSTON
3 YR             2053197 THOMAS                    DALTON                 489647.41       4 MONTGOMERY
3 YR             2006298 BELL                      MICHAEL                489047.25   3.875 THE WOODLANDS
3 YR             2015388 HANSON                    SCOTT                  147672.38    3.75 SPRING
3 YR             2090289 KISKIS                    RONALD                 646478.53   4.375 THE WOODLANDS
3 YR             2054858 BLACKSHEAR                JOHN                   601672.02   4.125 SEA BROOK
3 YR             2301454 CASPARY                   TODD                   427416.91    4.25 HOUSTON
3 YR             2313066 LEE                       HENRY                  443344.64   3.875 HOUSTON
3 YR             2315956 TABER                     ARTHUR                    244750   3.375 HOUSTON
3 YR             2063541 FRASIER                   ELISE                  215708.88   4.125 ARLINGTON
3 YR          6932652602 PUNTSAG                   GANBAATAR              143920.96    6.75 ANNANDALE
3 YR          6925500768 KIM                       HYUN                    209698.1       5 CENTREVILLE
3 YR             1244107 POLEN JR                  ELTON W.               361348.33       5 CENTREVILLE
3 YR             2083863 GAZLAY                    CHARLOTTE              221802.76     4.5 FAIFAX
3 YR             2318698 BOZEK                     AMANDA                 114871.89   3.625 BURKE
3 YR             2306216 NONAS                     CONSTANTINE            554322.51    3.75 GREAT FALLS
3 YR             2390551 APPEL                     HEIDI                     649530   3.625 MC LEAN
3 YR             1841254 GARDINER                  DOUGLAS                428287.58   4.125 VIENNA
3 YR          6936536777 KURTZ                     DANIEL                 184014.57     4.5 ASHBURN
3 YR             2054524 JOHNSON                   JOHNNIE                313996.31    4.75 STERLING
3 YR             2067795 FORMOSA                   JOHN                      456000       4 ASHBURN
3 YR             2400829 MCALLISTER                MAUREEN                 459999.5     4.5 ALDIE
3 YR             2362839 JUNEAU                    BRAD                   237923.78   3.875 LEESBURG
3 YR             2079668 YOUNG                     MEI                     99420.76       4 MERCER ISLAND
3 YR             2033839 GAUDIO                    RICHARD                367489.76   4.375 WYNNEWOOD
3 YR          6131380492 TOWNES                    BARBARA                324809.13   4.625 UPPER MARLB
3 YR             2265453 HELM                      LEWIS                  409317.09     4.5 BETHESDA
3 YR             2251992 IRONS                     JOHN                   399000.77   4.875 NORTH BETHESDA
3 YR             2308750 INGLISA                   JENNIFER               363849.45     3.5 POTOMAC
3 YR             2346326 SRIVASTAVA                SHIVA                     650000   4.375 POTOMAC
3 YR             1997154 BENOVITZ                  ERIC                      491500       5 GAITHERSBURG
3 YR             2020484 ZIMET                     RICHARD                470115.71    4.25 GAITHERSBURG
3 YR             1712982 BOONE                     DAVID                  353076.72   4.375 GAITHERSBURG
3 YR             2079523 COOK                      RICHARD                218789.39   3.875 GAITHERSBURG
3 YR             2343872 STOUT                     GARY                   359028.37   4.375 GAITHERSBURG
3 YR             2026276 GUTMAN                    DEBRA                  379528.88     4.5 OWINGS MILLS
3 YR          6891471317 NANCE                     TESS                   166393.91   3.875 CHARLOTTE
3 YR             2105495 SHREVES                   JOHN                   446988.43   4.625 CHARLOTTE
3 YR          6229166787 ALLEN                     TODD                   153933.04   3.875 CHARLOTTE
3 YR          6230625540 ROBINETTE                 DAVID                  168855.18   3.875 CHARLOTTE
3 YR             2351717 MULHOLLAND                MATTHEW                220930.41   3.875 CHARLOTTE
3 YR          6276761522 VILLALTA                  JOHNNY                 100420.94       6 WEST PALM B
3 YR             2027628 MOKOS                     JOSEPH                 384804.79   4.375 TEQUESTA
3 YR          6903044573 HERNANDEZ                 MARY                   138397.17       4 SAINT PETER
3 YR             2350834 ABINGTON                  JOHN                   530394.94    3.75 MEMPHIS
3 YR             2036598 RODRIGUEZ                 STEPHANIE                 168000    4.75 REYNOLDBURG
3 YR             1422017 CALHOON                   DONALD                 516471.29   3.875 COLUMBUS
3 YR             1988543 DIEKMAN                   ROBERT                 395794.93    4.25 SPRINGBORO
3 YR             2086270 MATHEWS                   RICKY                  392410.31     4.5 WEST CHESTER
3 YR             2290688 PAPA                      WILLIAM                 518658.7   4.625 CINCINNATI
3 YR             2359827 MCCURDY                   DANIEL                 648245.67   4.375 CINCINNATI
3 YR             2289429 BELL                      RAYMOND                105283.17   4.125 KETTERING
3 YR             2274586 AYYAR                     IMAD                   331103.95   4.375 TROY
3 YR             1931553 LIPPMAN                   MARC                   995051.58   4.875 ANN ARBOR
3 YR             2261609 WIXSON                    KAREN                  573376.86   4.125 ANN ARBOR
3 YR             2258730 LEVY                      GEORGE                 613377.22     4.5 BLOOMFIELD HILLS
3 YR             2326092 PATEL                     ANIL                   398751.57    4.25 ROCHESTER HILLS
3 YR             1881835 DELLY                     SHAUN                     341494       5 FARMINGTON
3 YR             2182792 REIS                      LYNN                      646000   4.875 CLARKSTON
3 YR             2021337 JOHNSON                   SYBIL                  448782.23   4.375 NOVI
3 YR             2195737 HARVEY                    SIMON                  438890.65    4.75 NOVI
3 YR             2264390 HUWEL                     DANIEL                 448785.45   4.375 GLENVIEW
3 YR             2290606 TOMPSIDIS                 ALEXANDER              393399.45   4.125 NORTHBROOK
3 YR             2313944 MARCELO                   VICTOR                 408868.24    4.25 GLEN ELLYN
3 YR             2314589 RAMASWAMY                 UMESH                  147600.45   4.375 AURORA
3 YR             1384612 KUHN                      JOSEPH                    610644   4.375 NAPERVILLE
3 YR             2008656 IVANOVIC                  ALEKSANDRA             361983.31    4.25 CHICAGO
3 YR             2039764 DEZELAN                   CHRISTOPHER            333720.43   4.375 CHICAGO
3 YR             2384255 HYMAN                     DOUGLAS                 498231.2   3.625 CHICAGO
3 YR             2315103 BURKE                     CHARLOTTE              328982.27   3.625 ENGLEWOOD
3 YR             2408079 URQUHART                  VIRGIL                 418853.33   3.625 LITTLETON
3 YR             1985349 KEENAN                    DANIEL                 136623.48   4.375 THORNTON
3 YR          6113395096 DURAN                     EDUARDO                 94352.53   6.625 PHOENIX
3 YR             2332039 BRCKA                     JOZEF                  385874.63    4.75 MESA
3 YR             2360410 HATFIELD                  JEFFREY                   113000   4.625 CHANDLER
3 YR             2114684 BONHAM                    PAUL                   560267.58    3.75 CHANDLER
3 YR             1951101 POWLEY                    WILLIAM                390732.68       5 SCOTTSDALE
3 YR             2445194 HASS                      KATHLEEN                  521000   4.375 SCOTTSDALE
3 YR             2242624 DUFFY                     MICHAEL                338406.31   3.375 SCOTTSDALE
3 YR             2031824 FORRESTAL                 PATRICK                125975.42   4.625 FOUNTAIN HILLS
3 YR             1306376 OBST                      GEORGE                 648165.15   4.125 FOUNTAIN HILLS
3 YR             2203049 KAUTZ                     THOMAS                 124605.97     3.5 FOUNTAIN HILLS
3 YR             2296210 KEIMER                    NELSON                 207987.45   4.625 FOUNTAIN HILLS
3 YR             2324389 MCGARVEY                  PATRICK                177984.76       4 FOUNTAIN HILLS
3 YR          6142770483 CHEARNEY                  JIM                    110207.67       6 GLENDALE
3 YR             1521172 MC CARVER                 PEGGY                     266250     4.5 CAVE CREEK
3 YR             2137967 MUSCELLI                  PERRY                  299812.57   3.875 LAS VEGAS
3 YR             2059348 LEIPHON                   DENNIS                 221473.67       5 PORTLAND
3 YR             1960288 WELLS                     CARL                    321991.8   4.875 AUBURN
3 YR             2087269 EUN                       GRACE                  358005.47    4.25 BELLEVUE
3 YR             2322958 SUNDBERG                  STEVEN                    650000   4.125 SEATTLE
3 YR             1702995 SWAN                      LILLA                  395917.71    4.75 WELLESLEY
3 YR             1942608 MULCAHY                   E                      399519.57       5 OSTERVILLE
3 YR             1460788 PELLEGRINI                KENNETH                193643.16    5.25 JACKSON
3 YR             1715708 LEBARON                   JOHN                   367137.19   5.125 CLINTON TWP
3 YR             1914595 BUCZKO                    GEORGE                 524230.48   4.875 PROVIDENCE
3 YR             2024094 CROSAS                    MERCE                  329246.33     4.5 LEXINGTON
3 YR             1946597 STERN                     MARK                   233640.75   4.375 TRUMBULL
3 YR             2042435 DAVENPORT                 CAROL                     995000    4.75 GREENWICH
3 YR             2037120 COOKE                     ROBERT                 475969.11       5 CHATHAM
3 YR             2002876 O'BRIEN                   PHYLLIS                522155.74   4.375 MORRIS TWP
3 YR             1567012 ALSBERG                   EDWIN                  348045.28    4.25 PT PLEASANT BEACH
3 YR             2407604 SIMMONS                   KAREN                  388847.67   4.375 BOLTON
3 YR             2349676 IVERS                     MICHAEL                646203.78    3.75 MARBLEHEAD
3 YR             2419171 POLASKI                   KEITH                  439189.48    3.25 DUXBURY
3 YR             2398029 SKOLNIK                   RICHARD                508618.78   4.375 BOONTON
3 YR             2299802 THOMAS                    JOHN                   354020.07    4.25 SHORT HILLS


(TABLE CONTINUED)

prod3    anum                 addr                                    state  zip     oterm     pdate      mdate
3 YR             2086697      1000 HIGHLAND GATE COURT                  AL     35244       360   7/1/2003     4/1/2033
3 YR             2139069      13 LINK SMITH                             AZ     86001       360   7/1/2003     5/1/2033
3 YR          6031689125      8111 E OSAGE AVE                          AZ     85212       360   8/1/2003     3/1/2033
3 YR          6580939517      5522 N 137TH AVE                          AZ     85340       360   7/1/2003     4/1/2033
3 YR             1354322      4170 W IRONWOOD HILL DR                   AZ     85745       360   7/1/2003     2/1/2033
3 YR             1990019      6944 W RED ROCK DR                        AZ     85743       360   7/1/2003     4/1/2033
3 YR             2294864      669 W MAJESTIC RIDGE PL                   AZ     85737       360   7/1/2003     6/1/2033
3 YR             2387151      1198 HILLERY WAY                          CA     94502       360   7/1/2003     6/1/2033
3 YR             1720411      161 LA VERNE AVE                          CA     90803       360   7/1/2003    12/1/2032
3 YR             2177879      6621 HOOD AVE                             CA     90255       360   7/1/2003     6/1/2033
3 YR             2263692      602 TIMBERWOOD                            CA     92620       360   7/1/2003     6/1/2033
3 YR             2312191      126 & 126 1/2 44TH ST                     CA     92663       360   7/1/2003     6/1/2033
3 YR             2365313      18492 HILLCREST AVE                       CA     92861       360   7/1/2003     6/1/2033
3 YR             2285390      67555 N NATOMA DR                         CA     92234       360   7/1/2003     6/1/2033
3 YR             2388241      32187 PERIGORD RD                         CA     92596       360   7/1/2003     6/1/2033
3 YR          6155029090      11865 IJUANA LANE                         CA     95632       360   7/1/2003     2/1/2032
3 YR             2306980      16281 PHIDIAS LN                          CA     91709       360   7/1/2003     6/1/2033
3 YR             2184724      929 BRYCE CANYON AVE                      CA     91914       360   7/1/2003     6/1/2033
3 YR             2328158      7569 MALOREY ST                           CA     91942       360   7/1/2003     6/1/2033
3 YR          6403045625      1250 JERVIS AVE                           CA     94303       360   7/1/2003     1/1/2032
3 YR             2379149      1204 WALLIN WAY                           CA     95351       360   8/1/2003     6/1/2033
3 YR             2325961      2316 16TH AVE                             CA     94116       360   8/1/2003     6/1/2033
3 YR             2320000      1790-1792 8TH AVE                         CA     94122       360   7/1/2003     6/1/2033
3 YR          6253081910      27855 HUMMINGBIRD CT                      CA     94545       360   7/1/2003     2/1/2032
3 YR             2387478      937 FERRO DR                              CA     94580       360   7/1/2003     6/1/2033
3 YR             2024192      32792 OLYMPIAD CT                         CA     94587       360   7/1/2003     3/1/2033
3 YR             2360256      4547 CAPE VIEW DR                         CA     94587       360   7/1/2003     6/1/2033
3 YR             2079433      38885 MATSON PL                           CA     94536       360   7/1/2003     3/1/2033
3 YR             2029097      2524 TITAN WAY                            CA     94546       360   8/1/2003     4/1/2033
3 YR             2322928      6396 ALVORD WAY                           CA     94588       360   7/1/2003     6/1/2033
3 YR             2025404      1004 MALAGA CT                            CA     94566       360   7/1/2003     3/1/2033
3 YR             2055860      1311 TOLTECA CT                           CA     94539       360   8/1/2003     4/1/2033
3 YR             2027551      45699 CHEYENNE PL                         CA     94539       360   7/1/2003     4/1/2033
3 YR             2380309      71 MISSION CIELO AVE                      CA     94539       360   7/1/2003     6/1/2033
3 YR             2380531      931 KENSINGTON DR                         CA     94539       360   7/1/2003     6/1/2033
3 YR             1945874      5829 NOTTINGHAM DR                        CA     94611       360   7/1/2003     4/1/2033
3 YR          6918555373      725 17TH ST                               CA     94801       360   7/1/2003     2/1/2032
3 YR          6488654853      2415 HORIZON LANE                         CA     94509       360   7/1/2003     4/1/2033
3 YR          6847309959      2948 FILBERT ST                           CA     94509       360   7/1/2003     4/1/2033
3 YR             2165473      3055 TREAT BLVD APT 40                    CA     94518       360   7/1/2003     6/1/2033
3 YR             2070380      7618 STELLARIA LN                         CA     94583       360   7/1/2003     6/1/2033
3 YR             2325835      521 KINGSBRIDGE CT                        CA     94583       360   7/1/2003     6/1/2033
3 YR             2039330      591 INDIAN HOME RD                        CA     94526       360   7/1/2003     4/1/2033
3 YR             2083157      3842 SHEFFIELD CIR                        CA     94506       360   7/1/2003     4/1/2033
3 YR             2236793      180 OAK ROAD                              CA     94507       360   7/1/2003     6/1/2033
3 YR          6846267083      2432 COLOMA RD                            CA     95667       360   8/1/2003     4/1/2033
3 YR             1872434      4182 GREENVIEW DRIVE                      CA     95762       360   7/1/2003     4/1/2033
3 YR          6478804914      15328 BELLOTA AVE                         CA     90723       360   7/1/2003     2/1/2032
3 YR          6765503831      14501 TUPPER ST                           CA     91402       360   8/1/2003     2/1/2032
3 YR             2115853      1860 S ALTA VISTA AVE                     CA     91016       360   7/1/2003     4/1/2033
3 YR             2353149      917 NORUMBEGA DR                          CA     91016       360   7/1/2003     6/1/2033
3 YR             1912775      25822 W TULIP GROVE ST                    CA     91381       360   7/1/2003     2/1/2033
3 YR             2243759      596 SEBASTOPOL ST                         CA     91711       360   7/1/2003     6/1/2033
3 YR             1950349      1115 S TROTWOOD AVE                       CA     90732       360   7/1/2003     3/1/2033
3 YR             2087900      3275 NEW YORK DR                          CA     91107       360   7/1/2003     4/1/2033
3 YR          6655412820      18137 VIA AMOROSA                         CA     91748       360   7/1/2003     2/1/2032
3 YR             2350762      4708 ROCK BLUFF DRIVE                     CA     90274       360   7/1/2003     6/1/2033
3 YR          6994791819      472 SAN DIEGO PL                          CA     93960       360   7/1/2003     2/1/2032
3 YR             1727152      1907 OXFORD CT                            CA     93906       360   7/1/2003     1/1/2033
3 YR             1719497      20 ARROYO LN                              CA     94947       360   7/1/2003    12/1/2032
3 YR             1903857      2 CODONIZ                                 CA     92688       360   8/1/2003     4/1/2033
3 YR             2087446      22951 HAZELWOOD                           CA     92630       360   7/1/2003     4/1/2033
3 YR             2301366      23875 LONGSPUR CT                         CA     92677       360   7/1/2003     6/1/2033
3 YR             2095052      2945 FOX DEN CIRCLE                       CA     95648       360   7/1/2003     4/1/2033
3 YR             1781155      46 SEARS CIR                              CA     95073       360   7/1/2003     3/1/2033
3 YR             1978681      505 WOODHAVEN CT                          CA     95003       360   7/1/2003     6/1/2033
3 YR          6041387421      1190 HERALD AVE                           CA     95116       360   7/1/2003     7/1/2031
3 YR          6177171375      2153 CARACAS CT                           CA     95122       360   7/1/2003     4/1/2032
3 YR             2082899      3288 COLDWATER DR                         CA     95112       360   7/1/2003     4/1/2033
3 YR             1937446      3419 ST MARYS PLACE                       CA     95051       360   7/1/2003     2/1/2033
3 YR             1116940      7135 LAHINCH DR                           CA     95020       360   7/1/2003     4/1/2033
3 YR             2039194      3060 HARDING AVE                          CA     95051       360   7/1/2003     3/1/2033
3 YR          6433530562      602 MARBLE ARCH AVE                       CA     95136       360   8/1/2003     8/1/2031
3 YR             1648118      483 DONAHE DR                             CA     95035       360   7/1/2003    11/1/2032
3 YR             2330671      52 WIND SONG                              CA     95035       360   8/1/2003     6/1/2033
3 YR             2037822      2014 BARRETT AVE                          CA     95124       360   7/1/2003     3/1/2033
3 YR             2055541      3591 WILLIAMS RD                          CA     95117       360   8/1/2003     3/1/2033
3 YR             2361443      1160 TOPAZ AVE                            CA     95117       360   7/1/2003     6/1/2033
3 YR             2370695      3352 MERRIMAC DR                          CA     95117       360   8/1/2003     6/1/2033
3 YR             2056238      2361 VALENCIA CT                          CA     95125       360   7/1/2003     3/1/2033
3 YR             2043146      3117 PINOT GRIGIO PL                      CA     95135       360   7/1/2003     4/1/2033
3 YR             2074714      134 PARK AVE                              CA     94306       360   7/1/2003     3/1/2033
3 YR             2355407      1640 KAMSACK DR                           CA     94087       360   8/1/2003     6/1/2033
3 YR             2374085      1560 GRACKLE WAY                          CA     94087       360   7/1/2003     6/1/2033
3 YR             2319424      1207 STAFFORD DR                          CA     95014       360   7/1/2003     6/1/2033
3 YR             2030349      16465 HILOW RD                            CA     95032       360   7/1/2003     4/1/2033
3 YR             2074133      16465 OLD JAPANESE RD                     CA     95033       360   7/1/2003     4/1/2033
3 YR             2074946      1514 REDMOND AVE                          CA     95120       360   7/1/2003     4/1/2033
3 YR             2034572      6694 MOUNT HOLLY DR                       CA     95120       360   7/1/2003     6/1/2033
3 YR             2353342      6641 NEPTUNE CT                           CA     95120       360   7/1/2003     6/1/2033
3 YR             2354021      1127 MOCKINGBIRD CT                       CA     95120       360   7/1/2003     6/1/2033
3 YR             1947573      2147 ROCKY POINT WAY                      CA     92069       360   7/1/2003     4/1/2033
3 YR             2139017      2291 EUCLID AVE                           CA     92019       360   7/1/2003     4/1/2033
3 YR             2016276      10942 SAN ANTONIO WAY                     CA     92082       360   7/1/2003     3/1/2033
3 YR             2052364      6206 LOURDES TERRACE                      CA     92120       360   7/1/2003     3/1/2033
3 YR             2056546      711 MARAVILLA LN                          CA     92028       360   8/1/2003     6/1/2033
3 YR             2124418      2354 DEERPARK DR                          CA     92110       360   8/1/2003     4/1/2033
3 YR             2013091      11462 TREE HOLLOW LN                      CA     92128       360   7/1/2003     3/1/2033
3 YR             2096103      18771 CAMINITO PASADERO #                 CA     92128       360   7/1/2003     4/1/2033
3 YR             1943292      501 STERN WAY                             CA     92009       360   7/1/2003     4/1/2033
3 YR             2027431      6937 DUSTY ROSE PL                        CA     92009       360   7/1/2003     4/1/2033
3 YR             2056714      5734 LORD CECIL ST                        CA     92122       360   7/1/2003     4/1/2033
3 YR             2300887      11511 EASTRIDGE PL                        CA     92131       360   7/1/2003     6/1/2033
3 YR             2370448      11866 RIDGE RUN WAY                       CA     92131       360   7/1/2003     6/1/2033
3 YR             2039812      4564 TIVOLI ST                            CA     92107       360   7/1/2003     3/1/2033
3 YR             2029198      610 SAN ELIJO ST                          CA     92106       360   7/1/2003     4/1/2033
3 YR             2112643      804 LIVERPOOL CT #6                       CA     92109       360   7/1/2003     4/1/2033
3 YR             2071247      4014 VIA CANGREJO                         CA     92130       360   7/1/2003     4/1/2033
3 YR             2057359      2568 ALBATROS ST #4H                      CA     92101       360   7/1/2003     4/1/2033
3 YR             2301147      1240 INDIA ST UNIT 1402                   CA     92101       360   7/1/2003     6/1/2033
3 YR             2374364      4885 ALGONQUIN CT                         CA     92130       360   7/1/2003     6/1/2033
3 YR             2339643      272 ACCACIA ST                            CA     94014       360   7/1/2003     6/1/2033
3 YR             2061785      144 MCKINNEY AVE                          CA     94044       360   7/1/2003     3/1/2033
3 YR             1940286      2085 SPYGLASS DR                          CA     94066       360   7/1/2003     4/1/2033
3 YR             2042882      479 ALHAMBRA RD                           CA     94080       360   7/1/2003     6/1/2033
3 YR             1996577      1050 RINGWOOD AVE                         CA     94025       360   7/1/2003     3/1/2033
3 YR             1981636      511 DE ANZA AVE                           CA     94070       360   7/1/2003     3/1/2033
3 YR             2083950      6 DEL REY CT                              CA     94070       360   7/1/2003     4/1/2033
3 YR             2335430      5891 MOUNTAIN HAWK                        CA     95409       360   8/1/2003     6/1/2033
3 YR             2254751      12984 SUNNY LN                            CA     93012       360   7/1/2003     6/1/2033
3 YR             2314516      8085 E BYERS AVE                          CO     80230       360   8/1/2003     6/1/2033
3 YR             2023002      7370 BRIXHAM CIR                          CO     80104       360   7/1/2003     3/1/2033
3 YR             2052030      1833 S YANK CT                            CO     80228       360   8/1/2003     4/1/2033
3 YR             2359239      2382 S TABOR WAY                          CO     80228       360   8/1/2003     6/1/2033
3 YR             2392162      1229 12TH STREET NW UNIT                  DC     20005       360   8/1/2003     6/1/2033
3 YR             2292509      4605 FOXHALL CRESCENT NW                  DC     20007       360   8/1/2003     6/1/2033
3 YR             2317016      1412 30TH ST NW                           DC     20007       360   7/1/2003     6/1/2033
3 YR             2334525      4922 ALBEMARLE ST NW                      DC     20016       360   7/1/2003     6/1/2033
3 YR             2379781      3720 39TH ST NW # 167                     DC     20016       360   7/1/2003     6/1/2033
3 YR             2028399      5208 ERNIE LN                             MD     21703       360   7/1/2003     6/1/2033
3 YR          6471189057      836 NW 82ND AVE                           FL     33324       360   8/1/2003    10/1/2032
3 YR             2020359      5375  14TH AVENUE SW                      FL     34116       360   7/1/2003     3/1/2033
3 YR             2108091      11601 CARROLLWOOD DRIVE                   FL     33618       360   7/1/2003     3/1/2033
3 YR             2061537      32510 CRYSTAL BREEZE LANE                 FL     34788       360   7/1/2003     4/1/2033
3 YR             2004595      23650 VIA VENETO BLVD UNI                 FL     34134       360   7/1/2003     2/1/2033
3 YR          6852623039      3042 CENTER ST                            FL     33133       360   7/1/2003     2/1/2032
3 YR             2250919      15929 DOUBLE EAGLE TRL                    FL     33446       360   7/1/2003     5/1/2033
3 YR          6358545793      26 CENTRAL CT                             FL     34689       360   6/1/2003     7/1/2032
3 YR          6596037751      431 ARCHAIC DR                            FL     33880       360   7/1/2003     4/1/2032
3 YR             2320320      1545 WHITSTABLE CT                        FL     32746       360   8/1/2003     6/1/2033
3 YR             2111525      308 N VILLAGE ST                          FL     34747       360   7/1/2003     4/1/2033
3 YR             2390996      1466 SE NAVAJO LN                         FL     34983       360   7/1/2003     6/1/2033
3 YR          6765359234      1016 SW PARSONS ST                        GA     30314       360   7/1/2003     1/1/2032
3 YR             1994226      1015 CHESSON CT                           GA     30022       360   7/1/2003     3/1/2033
3 YR             2149751      950 POST OAK CLOSE                        GA     30004       360   7/1/2003     6/1/2033
3 YR          6509116791      4925 MEADOW OVERLOOK                      GA     30040       360   8/1/2003     8/1/2031
3 YR             2365403      4043 ASHLAND CIR                          GA     30135       360   8/1/2003     6/1/2033
3 YR             1967274      174 BEACH RD                              IL     60022       360   7/1/2003     3/1/2033
3 YR             1897628      443 LOUDON RD                             IL     60546       360   7/1/2003     3/1/2033
3 YR             2042550      809 W COLLEGE PKWY                        IL     60608       360   7/1/2003     4/1/2033
3 YR             1935262      3933 N WAYNE AVE # B                      IL     60613       360   7/1/2003     4/1/2033
3 YR             2023612      2615 N ASHLAND AVE UNIT 4                 IL     60614       360   7/1/2003     4/1/2033
3 YR             2242958      3707 N MARSHFIELD AVE                     IL     60613       360   7/1/2003     6/1/2033
3 YR             2247375      1872 N CLYBOURN AVE                       IL     60614       360   7/1/2003     6/1/2033
3 YR             1958780      505 THORNMEADOW RD                        IL     60015       360   7/1/2003     3/1/2033
3 YR             2023801      57 ESTATE DR                              IL     60015       360   7/1/2003     3/1/2033
3 YR             2359493      29 PRALLS LOOP                            IL     60040       360   7/1/2003     6/1/2033
3 YR             2345383      675 CATALINA CT                           IL     60046       360   8/1/2003     6/1/2033
3 YR             2315707      17 RIVER OAKS CIR E                       IL     60089       360   7/1/2003     6/1/2033
3 YR             2305579      5N763 CREEKVIEW LN                        IL     60175       360   7/1/2003     6/1/2033
3 YR             2369440      3308 SCOTTSDALE CT                        IL     60564       360   7/1/2003     6/1/2033
3 YR             2021618      1340 N HICKORY HILLS RD                   IL     61548       360   8/1/2003     4/1/2033
3 YR             2026414      10343 WINDEMERE                           IN     46032       360   8/1/2003     3/1/2033
3 YR             2192154      2129 SPRING BRIAR                         IN     46123       360   7/1/2003     6/1/2033
3 YR             2360915      11909 SAND DOLLAR CIR                     IN     46256       360   7/1/2003     6/1/2033
3 YR             1442165      8605 INDIAN SPRINGS RD                    MD     20724       360   7/1/2003     9/1/2032
3 YR             2096105      1019 PLACID CT                            MD     21012       360   8/1/2003     3/1/2033
3 YR             2276162      506 ASHBURY LN                            MD     21146       360   7/1/2003     6/1/2033
3 YR             2352865      22108 STONEHEDGE ST                       MD     20841       360   8/1/2003     6/1/2033
3 YR             1992051      7562 SUMMIT RIDGE                         MI     48116       360   7/1/2003     4/1/2033
3 YR             2351183      18614 CLEARVIEW DR                        MN     55345       360   7/1/2003     6/1/2033
3 YR             2297660      6762 YELLOWSTONE LN                       MN     55311       360   7/1/2003     7/1/2033
3 YR             2041939      620 W 56TH ST                             MO     64113       360   7/1/2003     4/1/2033
3 YR             2074928      8658 N OREGON                             MO     64154       360   8/1/2003     4/1/2033
3 YR          6244817406      9803 49TH TERR                            KS     66203       360   7/1/2003     4/1/2033
3 YR          6273076361      717 GARDEN DISTRICT DR                    NC     28202       360   7/1/2003     2/1/2032
3 YR          6709759721      718 W TRADE ST                            NC     28202       360   7/1/2003     5/1/2033
3 YR          6032994615      321 E HOUSTON ST                          NC     28112       360   7/1/2003     4/1/2033
3 YR             2031689      4080 W PYLE AVE                           NV     89141       360   7/1/2003     4/1/2033
3 YR          6832052267      1420 DOGWOOD DR                           NV     89431       360   7/1/2003     4/1/2033
3 YR          6242593249      17665 ALEXANDRIA CT                       NV     89506       360   7/1/2003     4/1/2033
3 YR             2018299      15 PROMONTORY POINTE                      NV     89509       360   7/1/2003     4/1/2033
3 YR             2072720      2265 PENNSWOOD WY                         NV     89509       360   7/1/2003     6/1/2033
3 YR          6169869473      350 E 62ND ST                             NY     10021       360   8/1/2003     7/1/2030
3 YR             5267901      104 EASTGATE DRIVE                        NC     27244       360   6/1/2003     9/1/2025
3 YR          6508723266      LOT 1 SECTION E JESSUP FA                 VA     23234       360   7/1/2003     2/1/2032
3 YR          6728554236      2200 SOPHIE LANE                          TX     76010       360   9/1/2003     2/1/2032
3 YR          6672987259      602 WESTWINDS DR                          NV     89403       360   7/1/2003     2/1/2032
3 YR          6868200962      417 NE SUMNER                             KS     66616       360   7/1/2003     4/1/2032
3 YR          6381783130      2130 PARK LANE                            VA     23230       360   9/1/2003    12/1/2032
3 YR             1932648      1010 HATTIES VIEW                         GA     30642       360   7/1/2003     1/1/2033
3 YR             1846387      1632 MORRIS AVE                           VA     23509       360   6/1/2003     2/1/2033
3 YR             1419726      5247 RAGGED POINT RD                      MD     21613       360   8/1/2003     3/1/2033
3 YR             2054049      5823 WINNBROOK DR                         VA     24018       360   7/1/2003     3/1/2033
3 YR             1968485      2201 OCEAN POINT DR                       NC     28405       360   7/1/2003     3/1/2033
3 YR             2063040      15201 DENALINGER DR                       LA     70433       360   7/1/2003     3/1/2033
3 YR             1936901      768 BRIDGER PT                            CO     80026       360   7/1/2003     3/1/2033
3 YR             2014038      242 ALPINE RD                             CO     80435       360   7/1/2003     3/1/2033
3 YR             2017287      126 LANCASTER ROAD                        VA     22480       360   7/1/2003     3/1/2033
3 YR             2002649      892 BAY RIDGE DR                          MI     49424       360   7/1/2003     4/1/2033
3 YR             2057094      7909 WEST RIM DR                          TX     78731       360   7/1/2003     4/1/2033
3 YR             1867717      29970 HOMESTEAD LN                        CO     80487       360   7/1/2003     4/1/2033
3 YR             2023894      8701 NELSON RD                            CO     80503       360   8/1/2003     4/1/2033
3 YR             2120091      3815 W COUNTY ROAD 4                      CO     80513       360   7/1/2003     4/1/2033
3 YR             2034145      11150 REX RD                              CO     80831       360   7/1/2003     4/1/2033
3 YR          6004255359      3682 SE HIGHWAY 31                        FL     34266       360   8/1/2003     5/1/2033
3 YR          6930167470      117 KROENER DR                            IL     62234       360   8/1/2003     5/1/2033
3 YR             2228134      4031 FAIRWAY DR                           VA     22947       360   7/1/2003     6/1/2033
3 YR             2347753      4325 ALFRIENDS TRAIL                      VA     23455       360   8/1/2003     6/1/2033
3 YR             2229002      2868 BLUEBILL DR                          VA     23456       360   7/1/2003     6/1/2033
3 YR             2288630      1901 SAWGRASS LANE                        VA     23703       360   8/1/2003     6/1/2033
3 YR             2118886      1131 LAKESHORE DR                         IN     46580       360   7/1/2003     6/1/2033
3 YR             2418229      1208 DUMBARTON DRIVE                      LA     70605       360   7/1/2003     6/1/2033
3 YR             2321065      4605 RIDGE OAK DR                         TX     78731       360   7/1/2003     6/1/2033
3 YR             2300375      3228 11TH STREET                          CO     80304       360   7/1/2003     6/1/2033
3 YR             2209248      3302 HEARTHFIRE DR                        CO     80524       360   7/1/2003     6/1/2033
3 YR             2292888      1802 FOREST RIDGE DRIVE                   CO     80918       360   7/1/2003     6/1/2033
3 YR             2365795      12849 TOLLAND PL                          CO     80921       360   7/1/2003     6/1/2033
3 YR             2178617      1130 WAINIHA ST APT E                     HI     96825       360   8/1/2003     6/1/2033
3 YR             2012067      2589 NW CHAMPION CIR                      OR     97701       360   7/1/2003     6/1/2033
3 YR             1990838      203 CAMBRIDGE AVE                         OH     45174       360   8/1/2003     3/1/2033
3 YR             1859564      489 STONEGLEN ST                          PA     19426       360   7/1/2003     2/1/2033
3 YR             2031444      218 W RICHLAND AVE                        SC     29483       360   7/1/2003     4/1/2033
3 YR             2314101      155 QUAIL CREEK RD                        SC     29349       360   7/1/2003     6/1/2033
3 YR          6621234712      14656 WATERVIEW CIRC                      TX     75001       360   8/1/2003     3/1/2033
3 YR             2333830      4 SAVANNAH CIR                            TX     75034       360   7/1/2003     6/1/2033
3 YR             2341752      5583 FAIRFAX DR                           TX     75034       360   7/1/2003     6/1/2033
3 YR             2339069      3501 TWIN LAKES WAY                       TX     75093       360   8/1/2003     6/1/2033
3 YR             2395484      5104 RUSHING CREEK COURT                  TX     75093       360   7/1/2003     6/1/2033
3 YR             2343724      12022 LUEDERS LN                          TX     75230       360   7/1/2003     6/1/2033
3 YR             2304849      16305 SUNSET VALLEY DR                    TX     75248       360   7/1/2003     6/1/2033
3 YR             2258680      2312 EMBER WOODS DRIVE                    TX     76262       360   7/1/2003     6/1/2033
3 YR             2071215      211 DENNIS AVE                            TX     77006       360   8/1/2003     3/1/2033
3 YR             2053197      99 LAKE ESTATES DR                        TX     77356       360   8/1/2003     3/1/2033
3 YR             2006298      14 SILVER MAPLE RD                        TX     77382       360   7/1/2003     3/1/2033
3 YR             2015388      1610 CARAQUET DR                          TX     77386       360   7/1/2003     3/1/2033
3 YR             2090289      36 PALMER WOODS DR                        TX     77381       360   7/1/2003     4/1/2033
3 YR             2054858      1406 SPRING CREST LN                      TX     77586       360   7/1/2003     4/1/2033
3 YR             2301454      619 HUNTERS GROVE LN                      TX     77024       360   7/1/2003     6/1/2033
3 YR             2313066      574 DANA LN                               TX     77024       360   8/1/2003     6/1/2033
3 YR             2315956      11619 GALLANT RIDGE LN                    TX     77082       360   7/1/2003     6/1/2033
3 YR             2063541      70A N BEDFORD ST                          VA     22201       360   8/1/2003     3/1/2033
3 YR          6932652602      7707 LAFAYETTE FOREST DR                  VA     22003       360   7/1/2003     2/1/2032
3 YR          6925500768      13967 ANTONIA FORD CT                     VA     20121       360   8/1/2003     1/1/2033
3 YR             1244107      14154 COBLE LASKEY COURT                  VA     20121       360   7/1/2003     2/1/2033
3 YR             2083863      13504 OAK IVY LANE                        VA     22033       360   7/1/2003     4/1/2033
3 YR             2318698      5835 COVE LANDING RD #301                 VA     22015       360   7/1/2003     6/1/2033
3 YR             2306216      9502 BRIAN JAC LN                         VA     22066       360   7/1/2003     6/1/2033
3 YR             2390551      902 RIDGE DR                              VA     22101       360   7/1/2003     6/1/2033
3 YR             1841254      1849 BRENTHILL WAY                        VA     22182       360   7/1/2003     6/1/2033
3 YR          6936536777      44178 MOSSY BROOK SQUARE                  VA     20147       360   8/1/2003    12/1/2032
3 YR             2054524      46816 TRAILWOOD PL                        VA     20165       360   7/1/2003     3/1/2033
3 YR             2067795      43918 CHELTENHAM CIR                      VA     20147       360   7/1/2003     4/1/2033
3 YR             2400829      40994 MISTY VALE CIRCLE                   VA     20105       360   7/1/2003     6/1/2033
3 YR             2362839      22637 WATSON RD                           VA     20175       360   7/1/2003     6/1/2033
3 YR             2079668      2500 81ST AVE SE #111                     WA     98040       360   7/1/2003     4/1/2033
3 YR             2033839      9 MEREDITH RD                             PA     19096       360   7/1/2003     3/1/2033
3 YR          6131380492      10603 CHICKORY CT                         MD     20772       360   8/1/2003     4/1/2033
3 YR             2265453      7000 MILLWOOD RD                          MD     20817       360   8/1/2003     6/1/2033
3 YR             2251992      10776 BREWER HOUSE RD                     MD     20852       360   7/1/2003     6/1/2033
3 YR             2308750      12507 GREY FOX LN                         MD     20854       360   7/1/2003     6/1/2033
3 YR             2346326      10510 BEECHKNOLL LN                       MD     20854       360   7/1/2003     6/1/2033
3 YR             1997154      105 SHORT ST                              MD     20878       360   7/1/2003     3/1/2033
3 YR             2020484      103 LAKE ST                               MD     20878       360   7/1/2003     3/1/2033
3 YR             1712982      701 STILL CREEK LANE                      MD     20878       360   7/1/2003     4/1/2033
3 YR             2079523      250 B MARKET ST E                         MD     20878       360   8/1/2003     4/1/2033
3 YR             2343872      7708 SHADY BROOK LN                       MD     20879       360   7/1/2003     6/1/2033
3 YR             2026276      10 DEER STREAM CT                         MD     21117       360   7/1/2003     4/1/2033
3 YR          6891471317      400 CLARICE AVE                           NC     28204       360   7/1/2003     5/1/2033
3 YR             2105495      1617 BEVERLY DR                           NC     28207       360   7/1/2003     4/1/2033
3 YR          6229166787      5825 LAGRANDE DR                          NC     28269       360   7/1/2003     4/1/2033
3 YR          6230625540      2218 WINTHORP RIDGE RD                    NC     28270       360   8/1/2003     4/1/2033
3 YR             2351717      7841 COMPTON CT                           NC     28270       356   7/1/2003     2/1/2033
3 YR          6276761522      97 PLUMAGE LANE                           FL     33415       360   8/1/2003    10/1/2031
3 YR             2027628      152 INTRACOASTAL CIR                      FL     33469       360   7/1/2003     3/1/2033
3 YR          6903044573      478 25TH AVENUE NORTH                     FL     33704       360   7/1/2003     5/1/2033
3 YR             2350834      299 BEN AVON WAY                          TN     38111       360   7/1/2003     6/1/2033
3 YR             2036598      911 DIANTHUS CT                           OH     43068       360   7/1/2003     4/1/2033
3 YR             1422017      5050 SLATE RUN WOODS CT                   OH     43220       360   7/1/2003     6/1/2033
3 YR             1988543      35 INVERNESS CT                           OH     45066       360   7/1/2003     4/1/2033
3 YR             2086270      7284 COUNTRY CLUB LN                      OH     45069       360   7/1/2003     4/1/2033
3 YR             2290688      1201 MORTS PASS                           OH     45215       360   7/1/2003     6/1/2033
3 YR             2359827      9125 BROKENSOUND LN                       OH     45242       360   7/1/2003     6/1/2033
3 YR             2289429      617 LARRIWOOD AVE                         OH     45429       360   7/1/2003     6/1/2033
3 YR             2274586      6780 WOODCREST DR                         MI     48098       360   8/1/2003     6/1/2033
3 YR             1931553      3019 N MAPLE RD                           MI     48103       360   8/1/2003     4/1/2033
3 YR             2261609      2608 ENGLISH OAK DR                       MI     48103       360   7/1/2003     6/1/2033
3 YR             2258730      5855 WINGCROFT CT                         MI     48301       360   7/1/2003     6/1/2033
3 YR             2326092      1162 CLEAR CREEK DR                       MI     48306       360   8/1/2003     6/1/2033
3 YR             1881835      30277 KINGSWAY                            MI     48331       360   7/1/2003     2/1/2033
3 YR             2182792      8319 BRIDLEWOOD CT                        MI     48348       360   7/1/2003     6/1/2033
3 YR             2021337      22039 BARCLAY                             MI     48374       360   7/1/2003     6/1/2033
3 YR             2195737      21685 CHASE DR                            MI     48375       360   8/1/2003     6/1/2033
3 YR             2264390      2737 BRASSIE DR                           IL     60025       360   7/1/2003     6/1/2033
3 YR             2290606      2915 SHANNON RD                           IL     60062       360   9/1/2003     6/1/2033
3 YR             2313944      22W074 PINEGROVE CT                       IL     60137       360   7/1/2003     6/1/2033
3 YR             2314589      3145 BROMLEY LN                           IL     60504       360   7/1/2003     6/1/2033
3 YR             1384612      1403 BONNEMA AVE                          IL     60565       360   7/1/2003     9/1/2032
3 YR             2008656      2703 N FRANCISCO AVENUE                   IL     60647       360   8/1/2003     4/1/2033
3 YR             2039764      1542 W SCHOOL ST UNIT D                   IL     60657       360   7/1/2003     3/1/2033
3 YR             2384255      1527 W WELLINGTON AVE                     IL     60657       360   7/1/2003     6/1/2033
3 YR             2315103      9658 E MAPLEWOOD CIR                      CO     80111       360   7/1/2003     6/1/2033
3 YR             2408079      8121 SOUTH PENNISULA DR                   CO     80120       360   8/1/2003     7/1/2033
3 YR             1985349      11874 EUDORA DR                           CO     80233       360   7/1/2003     3/1/2033
3 YR          6113395096      8111 N 31ST AVE                           AZ     85051       360   7/1/2003     2/1/2032
3 YR             2332039      3429 E NORCROFT CIR                       AZ     85213       360   7/1/2003     6/1/2033
3 YR             2360410      5665 W GALVESTON ST UNIT                  AZ     85226       360   7/1/2003     6/1/2033
3 YR             2114684      3 E OAKLAND HILLS DR                      AZ     85248       360   7/1/2003     6/1/2033
3 YR             1951101      17221 N 60TH PLACE                        AZ     85254       360   8/1/2003     2/1/2033
3 YR             2445194      11400 E CARIBBEAN LN                      AZ     85255       360   7/1/2003     6/1/2033
3 YR             2242624      11646 E APPALOOSA PL                      AZ     85259       360   7/1/2003     6/1/2033
3 YR             2031824      15448 E THISTLE DR                        AZ     85268       360   7/1/2003     3/1/2033
3 YR             1306376      14438 E SHADOW CANYON DR                  AZ     85268       360   8/1/2003     6/1/2033
3 YR             2203049      13813 N WENDOVER DR                       AZ     85268       360   7/1/2003     6/1/2033
3 YR             2296210      15636 E YUCCA DR                          AZ     85268       360   7/1/2003     6/1/2033
3 YR             2324389      16413 N DIXIE MINE TR                     AZ     85268       360   8/1/2003     6/1/2033
3 YR          6142770483      9054 N 49TH AVE                           AZ     85302       360   8/1/2003     1/1/2032
3 YR             1521172      4841 E PALO BREA LN                       AZ     85331       360   7/1/2003     6/1/2033
3 YR             2137967      7405 DOE AVE                              NV     89117       360   7/1/2003     6/1/2033
3 YR             2059348      2623 NE 43RD AVE                          OR     97213       360   7/1/2003     4/1/2033
3 YR             1960288      5031 S 283RD PL                           WA     98001       360   8/1/2003     3/1/2033
3 YR             2087269      16357 SE COUGAR MTN WAY                   WA     98006       360   7/1/2003     4/1/2033
3 YR             2322958      1402 4TH AVE W                            WA     98119       360   7/1/2003     6/1/2033
3 YR             1702995      22 CAVANAUGH ROAD                         MA      2481       360   7/1/2003    12/1/2032
3 YR             1942608      193 PINELEIGH PATH                        MA      2655       180   7/1/2003     2/1/2018
3 YR             1460788      451 BREWERS BRIDGE RD                     NJ      8527       360   7/1/2003     2/1/2033
3 YR             1715708      10 SUNNYFIELD DR                          NJ      8801       360   7/1/2003     2/1/2033
3 YR             1914595      112 BENEFIT ST                            RI      2903       360   7/1/2003     3/1/2033
3 YR             2024094      5 CAMDEN ST                               MA      2421       360   7/1/2003     4/1/2033
3 YR             1946597      10 THOMAS ST                              CT      6611       360   7/1/2003     4/1/2033
3 YR             2042435      5 OVAL AVE                                CT      6878       360   7/1/2003     4/1/2033
3 YR             2037120      27 COLEMAN AVE E                          NJ      7928       360   8/1/2003     4/1/2033
3 YR             2002876      17 FOOTES LN                              NJ      7960       360   8/1/2003     4/1/2033
3 YR             1567012      1604 EAST ST                              NJ      8742       360   7/1/2003     4/1/2033
3 YR             2407604      155 SUGAR RD                              MA      1740       360   7/1/2003     6/1/2033
3 YR             2349676      49 HARBOR AVE                             MA      1945       360   8/1/2003     6/1/2033
3 YR             2419171      465 CHANDLER ST                           MA      2332       360   7/1/2003     6/1/2033
3 YR             2398029      15 HANOVER ROAD                           NJ      7046       360   7/1/2003     6/1/2033
3 YR             2299802      21 CANOE BROOK RD                         NJ      7078       360   7/1/2003     6/1/2033

(TABLE CONTINUED)

prod3    anum            aterm       sfee    margin   age         rterm   pool
3 YR             2086697         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2139069         357    0.25     2.25    3            357 Nat City Aug 5 Settle
3 YR          6031689125         355   0.375        2    5            355 BOA JUNE 4 Settle
3 YR          6580939517         355   0.375        2    4            356 BOA JUNE 4 Settle
3 YR             1354322         354    0.25     2.75    6            354 Nat City May 20 Settle
3 YR             1990019                0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2294864         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2387151                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1720411         352    0.25     2.25    8            352 Nat City May 20 Settle
3 YR             2177879         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2263692                0.25     2.75    2            358 Nat City Aug 5 Settle
3 YR             2312191                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2365313                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2285390                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2388241                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR          6155029090         341    0.25     2.25   18            342 BOA JUNE 4 Settle
3 YR             2306980         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2184724         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2328158                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR          6403045625         341    0.25     2.25   19            341 BOA JUNE 4 Settle
3 YR             2379149                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2325961         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2320000         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR          6253081910         342    0.25     2.25   18            342 BOA JUNE 4 Settle
3 YR             2387478         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2024192         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2360256         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2079433         354    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2029097         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2322928         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2025404         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2055860         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2027551         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2380309         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2380531                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1945874         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR          6918555373         341    0.25     2.25   18            342 BOA JUNE 4 Settle
3 YR          6488654853         356   0.375        2    4            356 BOA JUNE 4 Settle
3 YR          6847309959         356   0.375     2.25    4            356 BOA JUNE 4 Settle
3 YR             2165473         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2070380         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2325835         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2039330                0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2083157         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2236793         357    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR          6846267083         356   0.375        2    4            356 BOA JUNE 4 Settle
3 YR             1872434         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR          6478804914         342    0.25     2.25   18            342 BOA JUNE 4 Settle
3 YR          6765503831         341    0.25     2.25   18            342 BOA JUNE 4 Settle
3 YR             2115853         356    0.25     2.25    4            356 Nat City Aug 5 Settle
3 YR             2353149         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1912775         354    0.25     2.75    6            354 Nat City May 20 Settle
3 YR             2243759         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1950349                0.25     2.75    5            355 Nat City May 20 Settle
3 YR             2087900         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR          6655412820         339    0.25     2.25   18            342 BOA JUNE 4 Settle
3 YR             2350762         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR          6994791819         342    0.25     2.25   18            342 BOA JUNE 4 Settle
3 YR             1727152         352    0.25     2.75    7            353 Nat City May 20 Settle
3 YR             1719497         352    0.25     2.25    8            352 Nat City May 20 Settle
3 YR             1903857         355    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2087446                0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2301366                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2095052         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             1781155         355    0.25     2.75    5            355 Nat City May 20 Settle
3 YR             1978681                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR          6041387421         329    0.25     2.25   25            335 BOA JUNE 4 Settle
3 YR          6177171375         344   0.375     2.25   16            344 BOA JUNE 4 Settle
3 YR             2082899         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             1937446         354    0.25     2.75    6            354 Nat City May 20 Settle
3 YR             1116940         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2039194         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR          6433530562         336    0.25     2.25   24            336 BOA JUNE 4 Settle
3 YR             1648118         350    0.25     2.25    9            351 Nat City Aug 5 Settle
3 YR             2330671         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2037822         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2055541                0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2361443         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2370695                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2056238         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2043146         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2074714         332    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2355407         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2374085         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2319424         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2030349         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2074133                0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2074946         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2034572                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2353342         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2354021                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1947573         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2139017                0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2016276         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2052364                0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2056546         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2124418                0.25     2.25    4            356 Nat City Aug 5 Settle
3 YR             2013091                0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2096103         355    0.25     2.25    4            356 Nat City Aug 5 Settle
3 YR             1943292         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2027431         353    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2056714         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2300887         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2370448         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2039812                0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2029198         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2112643                0.25     2.25    4            356 Nat City Aug 5 Settle
3 YR             2071247         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2057359                0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2301147         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2374364                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2339643         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2061785         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             1940286         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2042882         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1996577         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             1981636         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2083950         345    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2335430         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2254751         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2314516         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2023002         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2052030         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2359239         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2392162         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2292509                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2317016         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2334525         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2379781         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2028399                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR          6471189057         350   0.375        2   10            350 BOA JUNE 4 Settle
3 YR             2020359         355    0.25     2.75    5            355 Nat City May 20 Settle
3 YR             2108091                0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2061537         354    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2004595                0.25     2.25    6            354 Nat City May 20 Settle
3 YR          6852623039         342    0.25     2.25   18            342 BOA JUNE 4 Settle
3 YR             2250919                0.25     2.25    3            357 Nat City Aug 5 Settle
3 YR          6358545793         347    0.25     2.75   13            347 BOA JUNE 4 Settle
3 YR          6596037751         344    0.25     2.25   16            344 BOA JUNE 4 Settle
3 YR             2320320         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2111525         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2390996                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR          6765359234         337    0.25     2.25   19            341 BOA JUNE 4 Settle
3 YR             1994226         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2149751         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR          6509116791         335    0.25     2.25   24            336 BOA JUNE 4 Settle
3 YR             2365403                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1967274         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             1897628                0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2042550         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             1935262         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2023612         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2242958                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2247375         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1958780         347    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2023801         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2359493         357    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2345383         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2315707         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2305579         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2369440         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2021618         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2026414         353    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2192154                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2360915         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1442165         349    0.25     2.25   11            349 Nat City Aug 5 Settle
3 YR             2096105                0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2276162         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2352865                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1992051         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2351183         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2297660         359    0.25     2.25    1            359 Nat City Aug 5 Settle
3 YR             2041939         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2074928         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR          6244817406         356   0.375        2    4            356 BOA JUNE 4 Settle
3 YR          6273076361         342    0.25     2.25   18            342 BOA JUNE 4 Settle
3 YR          6709759721         357   0.375        2    3            357 BOA JUNE 4 Settle
3 YR          6032994615         356   0.375        2    4            356 BOA JUNE 4 Settle
3 YR             2031689         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR          6832052267         356   0.375        2    4            356 BOA JUNE 4 Settle
3 YR          6242593249         356   0.375        2    4            356 BOA JUNE 4 Settle
3 YR             2018299                0.25     2.75    4            356 Nat City May 20 Settle
3 YR             2072720         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR          6169869473         323    0.25     2.75   37            323 BOA JUNE 4 Settle
3 YR             5267901         259    0.25     2.75   95            265 BOA JUNE 4 Settle
3 YR          6508723266         342    0.25     2.25   18            342 BOA JUNE 4 Settle
3 YR          6728554236         340    0.25     2.25   18            342 BOA JUNE 4 Settle
3 YR          6672987259         342    0.25     2.25   18            342 BOA JUNE 4 Settle
3 YR          6868200962         344   0.375     2.25   16            344 BOA JUNE 4 Settle
3 YR          6381783130         349   0.375     2.25    8            352 BOA JUNE 4 Settle
3 YR             1932648         353    0.25     2.75    7            353 Nat City May 20 Settle
3 YR             1846387         354    0.25     2.75    6            354 Nat City May 20 Settle
3 YR             1419726         355    0.25     2.75    5            355 Nat City May 20 Settle
3 YR             2054049         354    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             1968485         355    0.25     2.75    5            355 Nat City May 20 Settle
3 YR             2063040         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             1936901         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2014038         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2017287         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2002649         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2057094         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             1867717         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2023894         353    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2120091         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2034145                0.25     2.25    4            356 Nat City May 20 Settle
3 YR          6004255359         357   0.375        2    3            357 BOA JUNE 4 Settle
3 YR          6930167470         357   0.375        2    3            357 BOA JUNE 4 Settle
3 YR             2228134                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2347753         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2229002         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2288630         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2118886         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2418229                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2321065         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2300375         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2209248         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2292888         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2365795         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2178617                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2012067         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1990838         354    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             1859564         354    0.25     2.75    6            354 Nat City May 20 Settle
3 YR             2031444                0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2314101         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR          6621234712         355   0.375        2    5            355 BOA JUNE 4 Settle
3 YR             2333830         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2341752                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2339069         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2395484                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2343724         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2304849         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2258680         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2071215         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2053197         347    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2006298         355    0.25     2.75    5            355 Nat City May 20 Settle
3 YR             2015388         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2090289         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2054858         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2301454         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2313066         222    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2315956                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2063541         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR          6932652602         342    0.25     2.25   18            342 BOA JUNE 4 Settle
3 YR          6925500768         353   0.375     2.25    7            353 BOA JUNE 4 Settle
3 YR             1244107         354    0.25     2.75    6            354 Nat City May 20 Settle
3 YR             2083863                0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2318698         356    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2306216         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2390551                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1841254         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR          6936536777         352    0.25     2.25    8            352 BOA JUNE 4 Settle
3 YR             2054524         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2067795                0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2400829                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2362839         357    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2079668         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2033839         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR          6131380492         356   0.375     2.25    4            356 BOA JUNE 4 Settle
3 YR             2265453         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2251992         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2308750         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2346326                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1997154                0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2020484         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             1712982         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2079523                0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2343872                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2026276         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR          6891471317         357   0.375        2    3            357 BOA JUNE 4 Settle
3 YR             2105495                0.25     2.25    4            356 Nat City May 20 Settle
3 YR          6229166787         356   0.375        2    4            356 BOA JUNE 4 Settle
3 YR          6230625540         356   0.375        2    4            356 BOA JUNE 4 Settle
3 YR             2351717         351    0.25     2.25    2            354 Nat City Aug 5 Settle
3 YR          6276761522         338    0.25     2.25   22            338 BOA JUNE 4 Settle
3 YR             2027628         355    0.25     2.75    5            355 Nat City May 20 Settle
3 YR          6903044573         357   0.375        2    3            357 BOA JUNE 4 Settle
3 YR             2350834         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2036598                0.25     2.25    4            356 Nat City May 20 Settle
3 YR             1422017         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1988543         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2086270         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2290688         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2359827         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2289429         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2274586         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1931553         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2261609         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2258730         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2326092         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1881835         354    0.25     2.25    6            354 Nat City Aug 5 Settle
3 YR             2182792                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2021337         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2195737         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2264390         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2290606         357    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2313944         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2314589         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1384612         349    0.25     2.25   11            349 Nat City Aug 5 Settle
3 YR             2008656         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2039764         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2384255         354    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2315103         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2408079         358    0.25     2.25    1            359 Nat City Aug 5 Settle
3 YR             1985349                0.25     2.25    5            355 Nat City May 20 Settle
3 YR          6113395096         342    0.25     2.25   18            342 BOA JUNE 4 Settle
3 YR             2332039         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2360410                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2114684         351    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1951101         354    0.25     2.75    6            354 Nat City May 20 Settle
3 YR             2445194                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2242624         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2031824                0.25     2.25    5            355 Nat City May 20 Settle
3 YR             1306376         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2203049         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2296210                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2324389         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR          6142770483         340    0.25     2.25   19            341 BOA JUNE 4 Settle
3 YR             1521172                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2137967         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2059348         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             1960288         355    0.25     2.75    5            355 Nat City May 20 Settle
3 YR             2087269         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2322958                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             1702995         352    0.25     2.25    8            352 Nat City May 20 Settle
3 YR             1942608         170    0.25     2.75    6            174 Nat City May 20 Settle
3 YR             1460788         354    0.25     2.75    6            354 Nat City May 20 Settle
3 YR             1715708         353    0.25     2.75    6            354 Nat City May 20 Settle
3 YR             1914595         355    0.25     2.25    5            355 Nat City May 20 Settle
3 YR             2024094         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             1946597         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2042435                0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2037120                0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2002876         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             1567012         356    0.25     2.25    4            356 Nat City May 20 Settle
3 YR             2407604         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2349676         356    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2419171                0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2398029         358    0.25     2.25    2            358 Nat City Aug 5 Settle
3 YR             2299802         358    0.25     2.25    2            358 Nat City Aug 5 Settle

                                  SCHEDULE II

                             GROUP 2 MORTGAGE LOANS

prod3    anum           lname                 fname              pbal          rate    city

5 YR            2342657 MOORE                 VINCENT                142419.38   5.125 TRUSSVILLE
5 YR         6068676235 HARMS                 ERIC                   107724.76    5.25 EL MIRAGE
5 YR         6694345288 BREWER                JEREMY                 113391.39   4.125 SURPRISE
5 YR            2366070 BIAGINI               BARRY                  379126.33    5.25 PARADISE VALLEY
5 YR            2392540 WIX                   MARK                   648398.29   4.875 PARADISE VALLEY
5 YR         6535221748 DAWSON                KIRSTEN                117947.33    4.75 TUCSON
5 YR         6998961145 REED                  JAMES                  345924.92   5.125 LOS ANGELES
5 YR         6211925687 ARTEAGA               SELVIN                 161073.86     4.5 LOS ANGELES
5 YR            2318487 HALPER                STEPHEN                526757.55   5.125 LOS ANGELES
5 YR            2182725 INGRAHAM              MARTI                     627000    5.25 PACIFIC PALISADES
5 YR            2276782 INGRAHAM              SCOTT                     648000   5.125 PACIFIC PALISADES
5 YR           27794809 CHADDAH               VIKAS                  361050.01    5.25 YORBA LINDA
5 YR            2252941 LACIURA               SHARON                  231428.3   4.875 NEWPORT BEACH
5 YR            2332770 CHEN                  DARWIN                 352089.45   4.625 LADERA RANCH
5 YR            2342585 PHAM                  HA                     334692.08       5 GARDEN GROVE
5 YR            2308398 DHAMI                 RANDEEP                433877.94   4.625 PLACENTIA
5 YR            2320999 PRICE                 MITCHELL               644333.68   4.625 YORBA LINDA
5 YR            2176791 BRIMMAGE              JOHN                      492000    4.75 RANCHO MIRAGE
5 YR            2359019 PUTERBAUGH            BENNETT                   500000   4.875 RANCHO MIRAGE
5 YR            2336117 TAUSSIG               GREGORY                   352000   4.625 TEMECULA
5 YR            2348570 JOY                   JEFF                    430757.7   4.625 TEMECULA
5 YR         6667393786 PRASAD                RAJENDRA               315526.86   5.875 NORTH HIGHL
5 YR         6622214200 OKEL                  VLADISLAV              211967.29    4.25 ANTELOPE
5 YR         6306306116 SUPRUNOV              YEVGENIY               121474.48   5.375 RIO LINDA
5 YR            2217564 RANCILIO              SANDRA                 284300.65   5.125 BIG BEAR LAKE
5 YR         6189521104 WOODARD               DAN                    295529.59   6.375 CHULA VISTA
5 YR         6505508553 TREAT                 JOSEPH                 273545.27    5.25 IMPERIAL BE
5 YR            1988549 NAU                   ROBERT                 398111.55    4.25 CHULA VISTA
5 YR            2412366 G00GINS               GLEN                   435621.09   4.375 CHULA VISTA
5 YR            2405412 KWASNY                RICHARD                599799.17       5 RANCHO SANTA FE
5 YR            2320963 XU                    MINGXU                 463673.57   4.625 SAN DIEGO
5 YR            1998256 CABANEL               ELIZABETH              411511.38     5.5 REDWOOD CITY
5 YR         6651828730 GALVAN                SALVADOR               318913.18       6 EAST PALO A
5 YR            2315290 SPECTOR               DAVID                  645156.93   4.625 LOS ALTOS HILLS
5 YR            2337673 DESPLAT               CHRISTIAN              389991.44   4.625 MOUNTAIN VIEW
5 YR            2091024 HSIA                  EDWARD                 480784.74    4.75 SARATOGA
5 YR            2331863 SHAO                  LINGXIONG              448839.26   4.625 SARATOGA
5 YR         6856268534 GAINS                 JAMES                  374407.13   5.375 WOODLAND
5 YR         6583604498 WILKERSON             CHRISTINA              347036.57    5.25 SAN FRANCIS
5 YR            2120065 CHRISTOPHER           ELIZABETH                 508000   4.875 SAN FRANCISCO
5 YR            2285633 WIEGERT               CORY                   503755.58   4.875 SAN FRANCISCO
5 YR            2267377 CHOI                  ALFRED                    630000       4 SAN FRANCISCO
5 YR            2357930 POLYAK                ALEKSANDER                312000     4.5 SAN FRANCISCO
5 YR         6455602497 SALGADO               TERESA                 330823.33       6 HAYWARD
5 YR         6081371673 TRIEST                LAURENCE               345382.08   5.625 BERKELEY
5 YR         6477638040 MORALES               JESUS                   202070.9    5.75 OAKLAND
5 YR         6784495993 FANENE                JEANNETTE              179071.34     4.5 OAKLAND
5 YR         6010094909 ALVAREZ               SERGIO                    246137     5.5 SAN LEANDRO
5 YR            2351327 SHAH                  PARAG                  395517.95     4.5 FREMONT
5 YR            2326980 LIPOUFSKI             LENORE                  384029.3    4.75 LIVERMORE
5 YR            2332415 SOHOTA                GURJIT                    357900   4.875 LIVERMORE
5 YR            2263441 WANG                  LE                     393505.36    4.75 SAN LEANDRO
5 YR            2287670 ALAFRIZ               EMILIO                    208000    5.25 UNION CITY
5 YR            2353923 MUDUNURI              GAUTAM                 417239.94    4.75 UNION CITY
5 YR            2271067 HUNTER                EDWARD                 534523.95   4.625 CASTRO VALLEY
5 YR            2189791 SINGHANI              SHARAD                 395999.04    4.75 FREMONT
5 YR            2366771 GROWELL               GORDON                 311231.18   4.875 ALAMEDA
5 YR            2257509 MORENO                RICARDO                396996.53    4.75 PLEASANTON
5 YR            2319596 MEWS                  DETLEF                    855000   5.125 PLEASANTON
5 YR            2306247 HOLLANDER             JACK                      625000   5.125 BERKELEY
5 YR            2380748 GARGA                 SHREE                  352973.48   4.375 FREMONT
5 YR            2392938 HOFMANN               MICHAEL                548548.74     4.5 FREMONT
5 YR            2380946 HARRIS                PHILIP                    350000    4.75 OAKLAND
5 YR         6280899524 MOUTIER               BRENT                  225237.98    5.25 PITTSBURG
5 YR         6063066234 BOYD JR               MICHAEL                235427.75     4.5 ANTIOCH
5 YR            2244325 COPERTINO             FRANK                  375094.55       5 BRENTWOOD
5 YR            2257894 CHANEY                SCOTT                  370185.53   4.875 BRENTWOOD
5 YR            2312496 FAHEY                 MICHAEL                345497.44     4.5 BRENTWOOD
5 YR            2379543 MILBURN               PETER                     386000       5 BRENTWOOD
5 YR            2371524 RYAN                  JOHN                   369067.12    4.75 CONCORD
5 YR         6951744611 SCHMIDT               ROLAND                 474255.06   5.125 CLAYTON
5 YR            2320714 JOHNSON               SANDRA                    521950    4.75 CLAYTON
5 YR            2355186 SEGRAVES              DON                       172000   5.375 PLEASANT HILL
5 YR            2379369 KARCHER               KANDACE                   240000   5.125 WALNUT CREEK
5 YR            1809604 HORNE                 BRIAN                  418715.87   4.625 WALNUT CREEK
5 YR            2166350 MEFTAH                BARMAK                 649807.53       5 DANVILLE
5 YR            2249935 MARGUGLIO             RONALD                    637500   4.625 DANVILLE
5 YR            2275485 BRADFORD              CYNTHIA                   419000       5 DANVILLE
5 YR            2193768 KEAGY                 ROBERT                 424925.94    4.75 LAFAYETTE
5 YR            1421066 KALOTIHOS             KOSTAS                 435991.39   4.875 EL DORADO HILLS
5 YR         6091669454 YOUNG                 AARON                   156458.9       5 INGLEWOOD
5 YR         6682584971 OCHOA                 ALFREDO                169890.16   5.625 SOUTH GATE
5 YR         6018309341 WADOOD                ANEESAH                147998.55   5.375 NORWALK
5 YR            2412565 BONNER                ROBERT                    300000       5 LOS ANGELES
5 YR         6237522062 MARTINEZ              PATRICIA               245670.97     4.5 SANTA FE SP
5 YR            2356826 CHACONAS              MARTINA                   500000    4.25 LOS ANGELES
5 YR         6382065750 FARKASH               OREN                   259099.47   6.875 LOS ANGELES
5 YR         6945112222 PELTON                JEFFREY                232418.92    5.25 CULVER CITY
5 YR            2371077 FINLEY                ROBERT                 698352.83   5.125 LONG BEACH
5 YR            2353846 LI                    JI                     398968.23   4.625 ARCADIA
5 YR            2312680 SARUWATARI            STEVEN                 480539.99       5 SAN MARINO
5 YR            2304886 CHAMBLISS             RONALD                 418916.64   4.625 SALINAS
5 YR            2348489 CHUN                  KERRY                  399080.35    5.25 SAN RAFAEL
5 YR         6340589289 SIDDONS               JENNIFER               156863.56    6.75 SANTA ANA
5 YR            2327507 TRAN                  KHANH                  498876.93   5.375 ALISO VIEJO
5 YR         6978522909 PADILLA               FIDEL                   84738.95   4.625 SANTA ANA
5 YR            2342828 NARAGON               MAURICE                385004.34   4.625 LAKE FOREST
5 YR         6603807535 TRUJILLO              JOSE                   277665.13   5.375 SANTA ANA
5 YR            2361584 CIRAC                 ROBERT                 486769.63    4.75 HUNTINGTON BEACH
5 YR         6895183439 AOKI                  KAZUHIRO               226487.44     4.5 ANAHEIM
5 YR            2309272 ROMM                  PRESTON                398944.52     4.5 LAGUNA NIGUEL
5 YR            2366625 BAKHTIARI             REZA                   212475.12   4.875 LAGUNA HILLS
5 YR            2371725 WEST                  WILLIAM                575228.15     4.5 GRANITE BAY
5 YR            2353404 BARITEAU              JOHN                      290000   5.125 SANTA CRUZ
5 YR            2353214 HERTZ                 CHRISTOPHER            400056.39   5.125 SCOTTS VALLEY
5 YR         6449045563 HUERTA                ELIAS                  335524.62    6.25 SAN JOSE
5 YR            2312608 NEALE                 GEORGE                    330000   4.875 SAN JOSE
5 YR            2373756 DO                    TIEN                      384000   5.125 SAN JOSE
5 YR            2300330 CRUZ                  EDGARDO                434950.05       5 SAN JOSE
5 YR            2231847 AGUSTIN               BONNY                  359051.03   4.875 SAN JOSE
5 YR         6231587137 FELIX                 ALFREDO                315831.75     6.5 SAN JOSE
5 YR            2359146 ROBLES                RICARDO                411828.63   5.125 SAN JOSE
5 YR            2354137 NAGARAJAN             KUMAR                  382034.35    4.75 SAN JOSE
5 YR            2235689 NISHIMURA             GARY                   498710.28   4.625 GILROY
5 YR            2315356 GALOTRA               VARINDER               429913.32    4.75 SANTA CLARA
5 YR            2313802 CHOPRA                SAMIR                  377002.57     4.5 SAN JOSE
5 YR            2353644 TRAN O'NEAL           DUOC                   349169.27   5.125 SAN JOSE
5 YR         6217623310 AVEDANO               OSCAR                  320865.47   5.875 SAN JOSE
5 YR            2350902 HALDER                TAPAN                  498795.94       5 SAN JOSE
5 YR            2290531 MAHESHWARI            DINESH                    496000   4.875 MILPITAS
5 YR            2310472 PEIJNENBURG           JOS                    400455.45   5.125 SAN JOSE
5 YR            2416376 BINGHAM               MARCEL                 548942.52     4.5 SAN JOSE
5 YR            2359025 MANICKAM              MURALIDHARA            425616.93    4.75 SAN JOSE
5 YR            2387185 TAYLOR                SCOTT                  573826.55   4.875 SAN JOSE
5 YR            2394449 AGUSTIN               GENE                      919000   5.125 SAN JOSE
5 YR            2431292 GUNADI                DANIEL                  366594.4   4.875 SAN JOSE
5 YR            2360429 MURANAKA              KIYOHIKO               532772.28    5.25 SUNNYVALE
5 YR            2361479 UEKI                  KENJI                  316197.97   4.875 SUNNYVALE
5 YR            2332158 NASIRIPOUR            ABOLGHASEM             441868.35    4.75 CUPERTINO
5 YR            2348476 CUEVAS                RICHARD                   567000   5.375 CUPERTINO
5 YR            2373636 HOLB                  JILL                   468894.04   5.125 CUPERTINO
5 YR            2237039 LOOMIS                HOWARD                 292145.21   4.625 LOS GATOS
5 YR            2305118 PHAM                  JENNIFER               423002.28   5.125 LOS GATOS
5 YR            2310307 KHAZENI               ANOUSH                 363123.43       5 SAN JOSE
5 YR            2331628 SCHENDEL              KEITH                  188787.86    4.75 SANTEE
5 YR         6656399976 ORTIZ                 SANTOS                 199874.88    5.25 OCEANSIDE
5 YR            2316239 HOOVER                EARLEEN                254413.74    5.25 OCEANSIDE
5 YR         6066300648 PADILLA               APRIL                  371655.57    5.75 OCEANSIDE
5 YR            2386163 MCALISTER             SEAN                   351082.74   4.875 OCEANSIDE
5 YR            2292987 FENNELL               J                         387000   4.875 SAN MARCOS
5 YR            2082006 BERGSTROM             ROBERT                    362300   4.375 FALLBROOK
5 YR            2350190 BOYER                 STEPHEN                210999.94       5 SAN DIEGO
5 YR            2172246 CHEN                  XIAORU                 341157.25   4.875 SAN DIEGO
5 YR            2349602 ZOU                   ZE-YUAN                378994.19    4.75 SAN DIEGO
5 YR            2380717 VANDERMEIJ            HENDRIKUS              279999.98   5.125 CARLSBAD
5 YR            2402420 FRANK                 KAREN                     364350   4.375 SAN DIEGO
5 YR            2262076 HAUNSCHILD            RAQUEL                    500000   5.375 CARLSBAD
5 YR            2309125 PESTONJEE             NOSHIR                 392036.65    5.25 CARLSBAD
5 YR            2331283 MONEYMAKER            PATRICK                645432.91       5 POWAY
5 YR            2380827 ZUIDERVELD            JOHN                      402000   4.875 POWAY
5 YR            2011432 SUNDSTEDT             RICH                      405200     5.5 ENCINITAS
5 YR            2370384 BREIT                 GREGORY                344822.77       5 SAN DIEGO
5 YR            2353686 BALDWIN               JOHN                   962566.98    4.75 SAN DIEGO
5 YR            2238234 CLARK                 RANDALL                644444.36       5 LA JOLLA
5 YR            1749613 WU                    LEI                    648284.87     4.5 SAN DIEGO
5 YR            2267586 SAVITT                JORY                      220000    4.75 SAN DIEGO
5 YR            2313897 GUO                   MIN                    399036.75       5 SAN DIEGO
5 YR            2342652 TUNG                  JACK                   498682.98   4.875 SAN DIEGO
5 YR            2353719 PAI                   HUNG CHUAN             488736.07   4.625 SAN DIEGO
5 YR            2355381 QIAN                  KUN                    405950.18   4.625 SAN DIEGO
5 YR            2358394 QIAN                  NANJIAN                404847.98   4.625 SAN DIEGO
5 YR            2465021 CONKLIN               MARK                      640000       5 SAN DIEGO
5 YR         6855376023 PANALIGAN             CRISANTE               229456.39     6.5 DALY CITY
5 YR         6761672366 CASTILLO              MERLITA                229535.48       7 DALY CITY
5 YR            2331996 LA MARCA              TERESA                 430983.45   5.125 PACIFICA
5 YR            2340106 LYUBARSKIY            DMITRIY                355162.29   5.125 PACIFICA
5 YR         6014980632 VALENCIA              FRANCISCO              407514.41   5.375 REDWOOD CIT
5 YR            2287616 SILVA                 TIFFANY                483433.99       5 SAN MATEO
5 YR            2249981 FAIR                  LYNN                   474387.44    4.75 REDWOOD CITY
5 YR            2314951 MATHUR                ASHOK                     550000   4.875 SAN CARLOS
5 YR            2366762 BAKER                 ALISA                  322166.83   4.625 SAN CARLOS
5 YR            2313435 SEARS                 LAURA                  590606.95   5.125 SAN MATEO
5 YR            2312060 STANCLIFF             ROGER                  702381.43    5.25 FORESTVILLE
5 YR         6690768731 PINEDA                RAMIRO                 257412.98    6.25 SANTA ROSA
5 YR            2342732 ANDERSON              PAUL                   448839.26   4.625 PETALUMA
5 YR            2348424 HERMAN                STEPHEN                648470.48   5.125 SEBASTOPOL
5 YR            2359173 SEBERO                JAMES                  429011.38    5.25 VALLEJO
5 YR         6265662913 GLADKO                SERGEY                 106179.43       6 ELVERTA
5 YR            2330832 McCUMISKEY            JOHN                      140600   4.875 SACRAMENTO
5 YR            2348321 DUNHAM                JENNIFER                  316000   4.625 SACRAMENTO
5 YR         6098354399 PALAFOX               JAVIER                 139169.09    6.25 MODESTO
5 YR            2385810 JUDGE                 LOUISA                 398865.01   4.625 SANTA BARBARA
5 YR         6660485365 SHAW                  BRANT                  186445.38   5.875 SIMI VALLEY
5 YR            2360731 BRADFORD              DAVID                  488365.58    4.75 THOUSAND OAKS
5 YR            2308784 GRIMM                 AARON                  347060.75   4.375 AURORA
5 YR         6969551172 DOUGLASS              SARAH                  183941.17    5.75 MORRISON
5 YR            2262160 BENSON                RONALD                 222986.14    5.25 WHEATRIDGE
5 YR            2322090 THUERK                ERIC                      228000   5.125 WHEAT RIDGE
5 YR            2414254 KRAUSS                DANIEL                    560000   4.625 WASHINGTON
5 YR            2238248 FORDI                 JOHN                   432815.25   4.875 WASHINGTON
5 YR            2260277 MAURER                JENNIFER               602369.82   4.375 WASHINGTON
5 YR            2395551 LYNN                  DORREE                 497798.34       5 WASHINGTON
5 YR            1423509 EASTON                AMY                    422930.97    4.75 WASHINGTON
5 YR            2342704 SALINAS               ANNE                   545556.66     4.5 WASHINGTON
5 YR            1422818 FERNANDEZ             RICARDO                455873.86   4.875 WASHINGTON
5 YR            2332292 DEVEREAUX             PAUL                   470754.55     4.5 WASHINGTON
5 YR            2347302 GRIFFIN               CARTER                    447000   4.875 WASHINGTON
5 YR         6558530348 TRAN                  TRI                    145968.72    5.25 FAIRFAX
5 YR            2158045 BARBOUR               RANDY                   376750.7    3.75 FREDERICK
5 YR            2251080 WILLETT               JENNIFER               115614.38   4.875 FREDERICK
5 YR         6996897341 RICCI                 GARY                   135420.73   5.875 WILMINGTON
5 YR         6733198110 KISH                  DEREK                  345977.11   4.125 WESTON
5 YR         7016812492 GORDON                RAYMOND                125571.48   4.875 MIRAMAR
5 YR         6730138689 ELLIS                 LENNOX                  95453.08   4.625 SUNRISE
5 YR         6722707392 DEERING               ROCHELLE               141922.02   4.375 CORAL SPRIN
5 YR         6662744132 NEUSCHAEFER           CURTIS                 394509.57    5.36 WESTON
5 YR         6829826632 GISMEGIAN             PAUL                   104638.98    5.25 NAPLES
5 YR         6469762352 SHARP                 SYLVIA                 153897.61    5.77 NAPLES
5 YR         6888180236 PYLINSKI              SHAWN                   207917.6   4.625 NAPLES
5 YR         6569435768 SCHEIN                JOSEPH                 102876.98   3.875 JACKSONVILL
5 YR         6806498082 BINET                 JUAN                   102799.07   4.875 TAMPA
5 YR         6617312092 BORDELON IV           ALFRED                  60451.95       5 FORT MYERS
5 YR         6928276416 VASS JR               ROBERT                 388017.98    5.72 STUART
5 YR         6386451980 CHAO                  ANDREW                 124401.09   6.375 MIAMI
5 YR         6003861116 VORAS                 AMY                     79876.73   5.125 LAND O LAKE
5 YR         6573224893 BISHOP                SCOTT                   85261.96    4.25 DELAND
5 YR            2324264 STARR                 JOHN                      145000   4.625 CELEBRATION
5 YR         6831581571 STRICKLAND            TARA                   302800.28    5.27 SAINT AUGUS
5 YR         6677166578 LEWIS                 FOSTER                  41699.38   5.375 BRADENTON
5 YR            2350717 WATTS                 RYAN                      114000       5 ALPHARETTA
5 YR            2439090 BUGGS                 DANIEL                 390535.26   4.875 ATLANTA
5 YR            2256774 TOLUBA                JAMES                  195697.61    4.75 DACULA
5 YR         6025628774 EYNOUX                FRANCOISE                82547.3   4.875 SMYRNA
5 YR            2165329 HAHN                  MARK                   501629.79     4.5 CUMMING
5 YR            2366403 VAUGHT                CARMEN                    179100   5.125 DECATUR
5 YR            2249235 WEBBER                JEFFREY                   203500   4.875 CUMMING
5 YR            2313479 ALDRICH               PATRICK                   398000   5.125 WOODSTOCK
5 YR            2407605 HOWARD                ROXANNE                114199.58   4.375 GRIFFIN
5 YR         6319279763 TREWET                BRENDA                  83876.98     5.5 ANKENY
5 YR            2160334 BARKEL                RICHARD                424999.12   4.875 GLENCOE
5 YR            2364792 RASCH                 DAVID                  605427.85   4.625 CHICAGO
5 YR            2303331 HOLLENBACH            DANIEL                 375504.86     4.5 RIVER FOREST
5 YR            2255831 GOODMAN               SEAN                   452855.34    4.75 LAKE ZURICH
5 YR            2241935 STANULIS              ALEXANDER              818025.35       5 IVANHOE
5 YR            1962371 SINGH                 SANJIV                 399718.25   4.375 NAPERVILLE
5 YR            2290785 MADUGULA              RAVI                   406971.31    4.75 NAPERVILLE
5 YR            2344401 CHANDRA               SHEKHAR                423952.72   4.875 NAPERVILLE
5 YR            2219674 STAR                  LOUIS                     426000    4.75 CARMEL
5 YR            2266360 MCNUTT                GARY                    526737.8   4.625 CARMEL
5 YR            2343714 KEARNS                WILLIAM                378974.39   4.375 FISHERS
5 YR            2247108 MCGEE                 JAMES                     600000   4.625 INDIANAPOLIS
5 YR         6333544515 HAYES                 CHARLES                157476.91    5.75 HAVERHILL
5 YR            2311594 COLYN                 PETER                  582856.54   4.375 LOTHIAN
5 YR         6769263523 GERALD                KIM                    110661.99   4.875 WINDSOR MIL
5 YR            2302517 BORAY                 GOPINATH               246362.87   4.625 BURTONSVILLE
5 YR            2338093 PECHET                JOY                    369088.25   4.875 GERMANTOWN
5 YR            1950949 CHOE                  MOK                    411114.89    4.75 CLARKESVILLE
5 YR            2297835 MCCORMACK             JOHN                   426992.87   5.125 LAKE ORION
5 YR         6643925693 GONZALEZ              JOSE                   124455.62   6.125 MINNEAPOLIS
5 YR         6439411007 DEJESUS               MILTON                 127416.55   4.875 MINNEAPOLIS
5 YR            2215684 DYBSAND               DAVID                     490000   4.375 MINNEAPOLIS
5 YR            2417614 BRUHA                 JAMES                  619464.39    4.75 GREENFIELD
5 YR            2222382 KLEVEN                LISSA                     296000       5 MINNEAPOLIS
5 YR            2340210 BANSE                 ROBERT                 399080.35    5.25 PLYMOUTH
5 YR         6251769565 RICKETTS              CYNTHIA                 87184.26   5.125 KANSAS CITY
5 YR         6641187098 HARROD                PATRICIA               453348.82   5.625 OLATHE
5 YR         6087787435 DURHAM                HAL                    119144.03   5.375 OAK GROVE
5 YR         7016383791 CRUPPER               JANIE                  106168.03     5.5 RAYTOWN
5 YR         6425774996 LICHLYTER             LEE                    362894.84   5.375 STILWELL
5 YR            2297179 SMITH                 LEE                    327245.89    5.25 KANSAS CITY
5 YR            2301524 WILSON                REBECCA                   500000   4.625 KANSAS CITY
5 YR         6164328988 NELSON                GARRETT                124458.06   4.875 CHARLOTTE
5 YR            2344972 BLAINE                EARLER                 167087.24   4.875 APEX
5 YR         6781855553 STOVER                IRA                     91157.77    6.25 DENVER
5 YR         7016561065 WARREN                JASON                  117530.69   5.375 GASTONIA
5 YR         6533040785 SCOTT                 CHRISTOPHER            113808.01   4.625 FORT MILL
5 YR         6886187431 DOEJARREN             RUDY                   145957.22   4.125 MATHEWS
5 YR         6309162441 MALOUFF JR            DANIEL                 442716.94    4.75 WAXHAW
5 YR         6738250254 BINGHAM               JAMES                  147403.03     4.5 TEGA CAY
5 YR            1692711 MARKS                 LEON                      409400       5 HENDERSON
5 YR            2294636 LAINO, SR             RONALD                    380000   4.625 HENDERSON
5 YR            2373720 MORALES               XAVIER                 179945.14    4.75 LAS VEGAS
5 YR            1960035 JOHNSON               ROBERT                 374287.08   4.375 RENO
5 YR         6627033118 DAUGHTRY              EMILY                   64617.99       5 RICHMOND
5 YR         6245723652 BRINSON               THOMAS                  87479.91       6 RINCON
5 YR         6532259311 PINEDA                WALTER                 467305.39   5.625 SONORA
5 YR         7016265782 ZUPAN                 MARK                   152040.15    5.25 AUSTIN
5 YR         6359208151 LYNCH                 MARILYN                 67697.61   5.375 SALISBURY
5 YR         6373013207 BOONE                 CARLA                   70798.97   5.625 JOPLIN
5 YR         6395322362 GENTEL                RYAN                   101303.98   4.875 WINSTON SAL
5 YR         6167643490 MCMULLIN              MICHAEL                 95124.19    4.75 NORFOLK
5 YR         6682783904 PANNELL               CLINT                   83448.34   4.875 BRYANT
5 YR         6093020243 RICHARDSON            TRACY                  167705.16   4.625 GOODE
5 YR         6159127924 FISHER                MICHAEL                157269.12   4.875 PARK CITY
5 YR         6863591886 SAUER                 PAMELA                  128749.9    5.25 FENTON
5 YR         6574745441 BRIDGERS              WILLIAM                 57966.54   4.375 BATESVILLE
5 YR         6150555933 WOOD                  ROY                     79619.04   4.125 FORT WORTH
5 YR            2234775 BROWN                 DAVID                  641752.52   4.625 SPICEWOOD
5 YR            2155022 SCHUNK                DAVID                  420862.15   4.625 SILVERTHORNE
5 YR            2176865 BARTON                THOMAS                 384051.28   4.875 KESWICK
5 YR            2309518 TAYLOR                WILLIAM                379854.58    4.25 RICHMOND
5 YR            2379396 LIERA                 ARNOLD                 218460.34   4.875 RICHMOND
5 YR         6022793399 LEE                   SUSAN                   84062.77     5.5 ROANOKE
5 YR            2247259 LASKOSKI              DIANE                  644062.98   4.875 COROLLA
5 YR            2246877 BELCHER               HOMER                  199959.21   4.875 OWENSBORO
5 YR            2398649 BABCOCK               JAMES                     400000       5 LEESBURG
5 YR            2351037 OKEEFE                TIMOTHY                157184.14     4.5 ABRAMS
5 YR         6091336609 GIBBS                 PAULA                  206092.01   4.625 BALLWIN
5 YR            2301510 LANDESMAN             BENJAMIN               439413.68   4.625 CLAYTON
5 YR            2262366 SLAVENS               KENNETH                344130.15    4.75 ST LOUIS
5 YR            2379756 CHURCH                LOUIS                  340958.94    4.25 COLLEYVILLE
5 YR            2297574 NEVENS                JAMES                  418093.87     4.5 SOUTHLAKE
5 YR            2269914 DOUGLASS              JOHN                   257999.98   5.125 KELLER
5 YR            2386642 MARSH                 CHARLES                 478704.5   4.375 AUSTIN
5 YR            2332681 PENNELL               HELLEN                    443900   4.625 AUSTIN
5 YR            2381239 AUBIN                 STEVE                   423280.1    4.75 AUSTIN
5 YR            2168016 KERR                  JAMES                     217500   4.875 MIDLAND
5 YR            2350132 PRILL                 BRADLEY                457912.58    4.75 LAFAYETTE
5 YR            2114870 BARON                 DAVID                  321922.89       5 BOULDER
5 YR            2126160 WILLOWS               JAMES                  399036.75       5 LYONS
5 YR            2077060 LANE                  JOHN                   146371.68   4.625 DURANGO
5 YR         6459962285 ROONEY                JOHN                   286333.51    3.75 REDDING
5 YR            2350466 WADSWORTH             CLYDE                     615000       5 HONOLULU
5 YR         6188739871 ANDERSON              DWAYNE                 100440.25   4.625 HERMISTON
5 YR            2316330 WOLFORT               DAVID                  517661.27   4.625 MORELAND HILLS
5 YR         6105089921 BUDDE                 DENNIS                  89654.68       6 ELSMERE
5 YR            2305147 SHUBERT               CHESTER                378560.03    4.75 WEST CHESTER
5 YR            2238038 PEARCE                EDITH                     300000       5 BALA CYNWYD
5 YR         6996599798 COCCO                 BONNIE                  99527.56     6.5 NORTH CHARL
5 YR         6304377754 NEWTON                TOBIAS                  109740.8    5.25 CHARLESTON
5 YR            2335853 HARRIS                TORI                      149600   4.375 MT PLEASANT
5 YR         6896756837 HARVELL II            STANLEY                 124263.3   5.375 COLUMBIA
5 YR         6173084374 BULLOCK               DOLLY                   92789.46   5.375 COLUMBIA
5 YR         6656260434 HAGEN                 KEVIN                   88332.87    4.25 COLUMBIA
5 YR         6070790206 SINGER                LINDSEY                 162307.6    4.75 COLUMBIA
5 YR            2342557 JOHNSON               WALTER                    396800   5.125 BLYTHEWOOD
5 YR         6222918549 RITZ                  RICKY                   37536.95    5.25 INMAN
5 YR         6726939439 BUTLER                MICHAEL                126950.17     4.5 GREENVILLE
5 YR         6971648834 STEMLER               JESSICA                152894.05       5 NASHVILLE
5 YR         6018807021 MASON                 STEVEN                 146004.64   4.625 NASHVILLE
5 YR         6413410512 FORD                  PATRICIA               113709.95   5.875 ROCKFORD
5 YR         7016352416 COLTON                THERESE                486010.94   5.875 FRISCO
5 YR         6518411357 MCCAULEY              STEVEN                 209264.64    4.75 HEATH
5 YR         6335704489 DOYLE                 STEPHEN                297451.54   4.625 DALLAS
5 YR            2240306 HARYCKI               JAMES                     447800    4.75 FLOWER MOUND
5 YR            2321659 LAFITTE               RICHARD                497972.09   4.375 DALLAS
5 YR            2424248 CRABB                 BYRON                     498400     4.5 PLANO
5 YR            2269790 BULLWINKLE            RICHARD                   611700   5.125 HIGHLAND PARK
5 YR            2301554 JENTZ                 DANIEL                 275304.13    4.75 PLANO
5 YR            2350745 BRUGGE                CYNTHIA                438639.51     4.5 FAIRVIEW
5 YR            2305329 SARFATIS              ROBERT                  601412.5       5 DALLAS
5 YR            2349233 HONIS                 JOHN                   533121.29   4.625 DALLAS
5 YR            2293092 COCKRELL              MICHAEL                   279650    4.75 DALLAS
5 YR            2348471 COURREGE              LORI                   232077.54   5.375 DALLAS
5 YR            2249778 ARNOLD                GEORGE                 247933.06       5 ROANOKE
5 YR         6106046292 ALVARADO              JOHN                    84556.41    5.25 HOUSTON
5 YR         6718314674 GRUPE                 RONALD                  90621.69    4.75 HOUSTON
5 YR            2342717 BROESCHE              KIRT                      211400       5 HOUSTON
5 YR            2350134 DAVIS                 ARTHUR                  379041.9    4.75 THE WOODLANDS
5 YR            2399608 COURRY                VINCENT                 99704.88   3.875 KATY
5 YR            2136562 EMBLEY                MICHAEL                493907.74       5 SALT LAKE CITY
5 YR            2273268 DRASS JR              THEODORE               358800.73     4.5 NORTH SALT LAKE
5 YR         6933969351 DIEHL                 JOHN                    131954.6   4.625 ARLINGTON
5 YR            2292033 DROUIN                PETER                  344844.11       5 ARLINGTON
5 YR            2308381 TREYVUS               ALEXANDER              447188.24   4.375 ARLINGTON
5 YR            2252758 MOORE                 JAIME                  363123.41       5 ARLINGTON
5 YR            2352906 RAMASWAMY             RAMESH                  386976.2     4.5 ARLINGTON
5 YR         6044384573 MURGUIA               OSCAR                  227406.66   5.125 SPRINGFIELD
5 YR         6444352493 BATH                  LAKHWINDER             255259.48       5 CENTREVILLE
5 YR            2248401 WUNG                  YU                     398484.24    4.75 CHANTILLY
5 YR            2140760 WILLIS                RICHARD                516543.52     4.5 ALEXANDRIA
5 YR            2302052 CEREN                 SERGIO                 370613.21    4.75 CLIFTON
5 YR            2331145 TIRUMALE              MOHAN                  352089.45   4.625 HERNDON
5 YR            2344830 XIA                   RAY                    476794.82    4.75 OAK HILL
5 YR            2378694 YIN                   JINMEI                 414902.31     4.5 HERNDON
5 YR            2326127 LEWIS                 WILLIAM                426969.32       5 RESTON
5 YR            2382167 DUMAS                 PATRICIA               350173.56     4.5 FAIRFAX STATION
5 YR            2316101 SCHROEDER             ROBERT                 648205.77    4.25 GREAT FALLS
5 YR            2404584 RAINBOLT              JANICE                 394955.08     4.5 MCLEAN
5 YR            1945577 SUMMERLIN             MICHAEL                228869.24    5.25 SPRINGFIELD
5 YR            2218915 YANG                  JOSEPH                 400591.16    4.25 VIENNA
5 YR            2302655 MCCOBB                DOUGLAS                 349097.2   4.625 ALEXANDRIA
5 YR            2401483 ELY                   SILVIA                    170000   5.125 ALEXANDRIA
5 YR            2310978 LOUGH                 KEVIN                     268000   4.375 ALEXANDRIA
5 YR            2223034 HAMILTON              WILLIAM                351546.89   4.625 ALEXANDRIA
5 YR            2116661 DAUGHTREY             WILLIAM                 430990.3       5 LEESBURG
5 YR            2427807 JOHNSON               TERESA                 378903.15       4 ASHBURN
5 YR            2338018 MCCOY                 ELIZABETH                 426750   4.625 LANSDOWNE
5 YR            2267024 LEPORATI              RONALD                    229350    5.25 HAYMARKET
5 YR            2276700 BURGER-HETZEL         SUSAN                  259344.46    4.75 ALEXANDRIA
5 YR            2293536 AYRES                 DAVID                   402957.9   4.625 ALEXANDRIA
5 YR         6558839954 ORTIZ                 FRANCISCO               94164.32    5.25 SEATTLE
5 YR            2220187 TASAKA                GUY                    369404.27   4.125 NEWCASTLE
5 YR            2397229 GRAHAM                BRIAN                  399917.71   4.375 RENTON
5 YR            2380618 WESTBROOK             MARK                   361315.58   4.625 SNOQUALMIE
5 YR         6125902558 DAWSON                CAROLINE               122074.92   4.625 LYNNWOOD
5 YR            2266920 SETZER                MICHAEL                 379019.8   4.625 CAMANO ISLAND
5 YR         6440435888 PRADARELLI            KEVIN                  133236.36    5.25 GREENFIELD
5 YR         6253587437 ST CLAIR              ANNE                   343331.45       5 CHATHAM
5 YR         6314087773 WRIGHT                ANDRE                  208817.13   5.625 LAUREL
5 YR            1585355 COFFIN                LAURENCE               203960.39     4.5 FORT WASHINGTON
5 YR            2224211 CICERO                NANCY                  488707.06     4.5 CHEVY CHASE
5 YR            2353138 HUGHES                ROBERT                 508743.29   4.875 CHEVY CHASE
5 YR            2257832 ENGLAND               THOMAS                 359050.08     4.5 BETHESDA
5 YR            2379987 NENNA                 GREG                    382891.6       4 OLNEY
5 YR            2314910 HOWLETT               STEVEN                 440859.89   4.625 ROCKVILLE
5 YR            2238432 BINDINGNAVLE          UDAYKUMAR              648323.37   4.625 POTOMAC
5 YR         6979832158 UKWU                  TINA                   124863.59    5.75 BALTIMORE
5 YR            2253292 O'HOLLAREN            DEAN                   368992.01   4.625 ANNAPOLIS
5 YR         6430293800 MEELER                GLENDA                 128948.27   5.625 APEX
5 YR         6527925983 DETERS                DEBORAH                138741.32    5.25 CARY
5 YR         6897436140 BEAVER                CHRISTOPHER             73939.16   5.125 WAKE FOREST
5 YR         6614449020 SANDERS               TYRONE                 157127.32     5.5 RALEIGH
5 YR            2242653 LYASH                 JEFFREY                497798.34       5 RALEIGH
5 YR            2405708 GROCHOWSKI            COLLEEN                213098.59   4.875 DURHAM
5 YR         6178375868 HELMS                 LESLIE                 133947.24   4.625 HUNTERSVILL
5 YR         6782238742 THOMPSON              JAMES                  300493.24     4.5 HUNTERSVILL
5 YR         6749841273 KEHE                  MARK                      145525     4.5 HUNTERSVILL
5 YR         6341001540 COUBA                 CHANTALLE              131915.82   4.625 CHARLOTTE
5 YR         6419454613 RENICK                RANDY                  169842.56    4.25 CHARLOTTE
5 YR         6165139160 JENKINS JR            RONALD                 136804.27       5 CHARLOTTE
5 YR         6033666386 CARRASCO              ROBERTO                 194376.2       4 CHARLOTTE
5 YR         6254975201 DONOVAN               ELIZABETH              137441.93   4.125 CHARLOTTE
5 YR         6822279730 QUIROZ                KIRSTEN                 82486.22    4.75 CHARLOTTE
5 YR         6962558349 BALOGUN               JOSEPHINE               118903.2   4.375 CHARLOTTE
5 YR         6094062632 SUMMERS               PAM                    133160.42       6 CHARLOTTE
5 YR         6737408325 JEFFERSON III         WILLIAM                128339.25     4.5 CHARLOTTE
5 YR         6908047142 STILLWELL             DARREN                  82332.59   4.625 CHARLOTTE
5 YR         6008652676 FLEENOR               JOSEPH                 148377.59   4.625 CHARLOTTE
5 YR         6825495739 THOMAS                KRISHNA                112977.43   4.625 CHARLOTTE
5 YR         6197053025 KOWALSKI              TODD                   186656.16     4.5 CHARLOTTE
5 YR         6219341275 FRANCIS               TEIK                   221629.31    3.75 CHARLOTTE
5 YR         6651242155 NEUROHR               WILLIAM                131763.39   4.375 CHARLOTTE
5 YR            2406944 COLEMAN, JR           WILLIAM                   284000     4.5 FAIRBURN
5 YR         6861088844 REINECKE              JAN                    419642.51   5.375 ATLANTA
5 YR            2418167 GILBERT               GUY                       650000   5.125 WINTER PARK
5 YR         6944842860 MARANDOLA             LOUIS                  167875.16       5 MARGATE
5 YR         6541737463 FREDERICKS            JENNIFER                97331.64     4.5 NORTH LAUDE
5 YR            2305039 ZAME                  ALAN                      548000   4.625 CORAL GABLES
5 YR         6221635953 BROWN                 CAROLYN                146679.15   4.625 TAMARAC
5 YR         6072509406 WHALEN                KELLY                    90860.2    5.99 WEST PALM B
5 YR         6156684497 BALESTRIERE           NICK                   118898.28    4.75 BOYNTON BEA
5 YR         6450459976 BLONDIN               ELIZABETH              130818.97   4.625 LAKE WORTH
5 YR            2423496 WEINER                MARILYN                180775.19   4.875 LAKE WORTH
5 YR         6441974349 CHALGREN              NATHAN                   42804.7     4.5 ST. PETERSB
5 YR            1272994 PALMER                STEPHEN                   450000    4.75 COLUMBUS
5 YR            2369665 JAROCH                LESLIE                 377264.56       5 AKRON
5 YR            2327575 RAJCZAK               DAN                     481552.8    4.75 CINCINNATTI
5 YR            2335858 MERRITT               VICTOR                 442880.55    4.75 SOUTH LYON
5 YR            2315923 CHIZUK                MICHAEL                347098.26       5 CANTON
5 YR            2298389 KANTRA JR             ALBERT                 349137.55   4.875 ROCHESTER
5 YR            2186435 TADLOCK               TERRY                  389038.98   4.875 ROCHESTER
5 YR            2004689 VALENTINE             THOMAS                 397041.55       5 WATERFORD
5 YR            2127222 DEVECCHI              FRANCO                 471807.43    4.75 WATERFORD
5 YR            2088799 SOLTIS                RICHARD                364001.45   5.125 HIGHLAND
5 YR         6979076681 CARDER                CHRISTOPHER            174177.39   5.625 BLAINE
5 YR            2333395 WRAY                  DONALD                 398991.49    4.75 ARLINGTON HEIGHTS
5 YR            2107710 NALLEN                ELISA                  644408.15   4.875 WILMETTE
5 YR            2305927 FURFINE               CRAIG                  558454.19    4.25 WILMETTE
5 YR            2349139 KISTLER               MATTHEW                448891.13   4.875 WILMETTE
5 YR            2359460 KIRKLAND              KEVIN                  411459.97    4.75 EVANSTON
5 YR            2265981 KOFFRON               ALAN                   468868.17       5 HINSDALE
5 YR            2203623 KRUSE                 JOSEPH                 558555.51   4.625 NAPERVILLE
5 YR            2000419 MCGRORY               MELISSA                647968.35   5.125 CHICAGO
5 YR            1828203 OVERHARDT             KURT                   593397.55   5.125 CHERRY HILLS
5 YR            2239012 SEYLHOUWER            RONALD                    425000       5 ENGLEWOOD
5 YR            2330630 SMITH                 GREGGORY               453826.36   4.625 DENVER
5 YR         6656869028 WIGGINTON             JAY                    102781.52   6.375 PHOENIX
5 YR         6546275600 CASTILLO              BERNARDO               103364.89       6 PHOENIX
5 YR            2240719 MLNARIK               LON                    106231.47    4.75 PHOENIX
5 YR         6748285696 PLUMLEY               STEWART                122755.83     5.5 PHOENIX
5 YR            2288735 NORTON                JACQUELINE             420983.77       5 PHOENIX
5 YR         6133415031 ALMASAN               RARES                   86239.34   4.375 PHOENIX
5 YR         6252530354 CURTIS                GLEN                   127988.79   4.375 PHOENIX
5 YR            2354025 MADISON               JONATHAN               339082.33   4.375 PHOENIX
5 YR         6574416936 MCGINLEY              MICHAEL                119513.28   4.375 PHOENIX
5 YR         6920321889 RODRIGUEZ             ALICIA                  78201.32   4.875 MESA
5 YR         6742233213 PIERCE                TIMOTHY                 99911.16   4.625 MESA
5 YR            2037988 BULLOCH               DAVID                     500000    5.25 MESA
5 YR         6585343376 GOODING               STEVEN                 200851.79    4.25 CHANDLER
5 YR         6586608215 ZAPORTEZA             ARMANDO                122765.89   4.625 CHANDLER
5 YR            1542700 DINUNZIO              MARK                   285979.05   4.875 CHANDLER
5 YR            2364067 TIPSORD               GREG                   643078.41   4.625 SCOTTSDALE
5 YR            2330728 O'MALLEY              WILLIAM                   355000   4.625 SCOTTSDALE
5 YR            2348555 SINGER                DANA                   142080.15   5.375 SCOTTSDALE
5 YR            2293174 GABRIEL               DOUGLAS                594466.21    4.75 SCOTTSDALE
5 YR            2380210 MION                  GARY                   562013.11     4.5 TEMPE
5 YR         6773867459 PARADA                BLANCA                  78670.65    5.75 GLENDALE
5 YR         6513109816 GOODE                 KELVIN                 135813.09     4.5 GLENDALE
5 YR         6667229766 ISUFI                 ADEM                    113244.9    5.25 GLENDALE
5 YR         7016591971 CARRASCO SR           JOHN                    89975.23   4.875 LAS VEGAS
5 YR            2381596 MARTIN                ROBERT                 453757.68   4.375 PORTLAND
5 YR            2096181 EILER                 JOHN                   242589.77    5.25 PORTLAND
5 YR         6537345602 NTHIGAH               JULIUS                  88429.27    5.75 FEDERAL WAY
5 YR            2354190 LANGE                 WILLIAM                450860.39    4.75 BELLEVUE
5 YR             821405 WANER                 JOHN                   548548.74     4.5 KIRKLAND
5 YR            2354275 AUSLANDER             ROBERT                 398944.52     4.5 KIRKLAND
5 YR            2237553 LEMBO                 JOSEPH                 151118.02    4.75 RENTON
5 YR         6380569985 SCOTT                 JEFFREY                182030.39    5.25 SEATTLE
5 YR            2342002 McCARTHY              CHARLES                 518658.7   4.625 HINGHAM
5 YR            2316753 BARRY                 CHRISTINE              159964.85    5.25 PROVIDENCE
5 YR            2277733 BUCKLER               STEVEN                 322634.18   4.875 PROVIDENCE
5 YR            2235790 EFINGER               JOHN                      548581   4.625 EASTON
5 YR            2235810 NICKEL                CHRISTOPHER            500077.48   4.625 EASTON
5 YR            2235797 NICKEL                STEPHEN                 510547.2   4.625 WESTON
5 YR            2285922 NATHANSON             MITCHELL               355122.74   4.875 STAMFORD
5 YR            2442656 SALVEMINI             DOMENICK               347039.38    4.25 OLD BRIDGE
5 YR            2356716 DAVIS                 TODD                      650000   4.375 SUMMIT
5 YR            2258564 MAINIERO              EUGENE                    364000   5.375 SEA ISLE CITY
5 YR            1976091 HEYD                  CLINTON                636762.89       5 STONE HARBOR
5 YR            2306803 MOHAN                 NAVODAYAM                 420800     4.5 BRIDGEWATER


(TABLE CONTINUED)

prod3    anum              addr                             state zip      oterm  pdate        mdate       aterm   sfee  margin

5 YR            2342657    3225 BARKWOOD TRACE              AL       35173    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6068676235    12706 W CORRINE DR               AZ       85335    360     7/1/2003   10/1/2032     350  0.25        2
5 YR         6694345288    15541 W PORT AU PRINCE LA        AZ       85379    360     7/1/2003   12/1/2032     352  0.25        2
5 YR            2366070    5216 E FANFOL DR                 AZ       85253    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2392540    5226 E TURQUOISE AVE             AZ       85253    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6535221748    8215 S PLACITA JUANTABO          AZ       85747    360     8/1/2003    3/1/2033     355  0.25        2
5 YR         6998961145    5232 WINDERMERE AVE              CA       90041    360     8/1/2003    9/1/2032     349  0.25     2.25
5 YR         6211925687    1252 W 119TH ST                  CA       90044    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2318487    2650 CHARL PL                    CA       90046    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2182725    957 HARTZELL ST                  CA       90272    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2276782    1201 LAS LOMAS AVE               CA       90272    360     7/1/2003    6/1/2033          0.25     2.25
5 YR           27794809    28120 SHADY MEADOW LANE          CA       92887    360     7/1/2003    4/1/2029     308  0.25      2.5
5 YR            2252941    2501 E 16TH ST # 4               CA       92663    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2332770    33 BARNSTABLE WAY                CA       92694    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2342585    12092 NIETA DR                   CA       92840    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2308398    1153 MELIA PL                    CA       92870    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2320999    5010 GREENHAVEN ST               CA       92887    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2176791    258 LOCH LOMOND RD               CA       92270    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2359019    70345 PLACERVILLE ROAD           CA       92270    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2336117    32477 PALACIO ST                 CA       92592    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2348570    32203 VIA BEJARANO               CA       92592    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6667393786    4227 TRESLER AVE                 CA       95660    360     7/1/2003    9/1/2032     348  0.25     2.25
5 YR         6622214200    3418 ALDER CANYON WY             CA       95843    360     7/1/2003    2/1/2033     354  0.25        2
5 YR         6306306116    6917 RIO LINDA BLVD              CA       95673    360     7/1/2003    3/1/2033     355  0.25     2.25
5 YR            2217564    132 PINECREST CT                 CA       92315    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR         6189521104    1551 POINT DUME CT               CA       91911    360     7/1/2003    7/1/2032     347  0.25     2.25
5 YR         6505508553    885 DONAX AVE                    CA       91932    360     7/1/2003   11/1/2032     351  0.25     2.25
5 YR            1988549    961 WIND CAVE PL                 CA       91914    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2412366    1405 OLD JANAL RANCH RD          CA       91915    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2405412    3942 AVENIDA BRISA               CA       92091    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2320963    6172 SUNSET CREST WAY            CA       92121    360     7/1/2003    6/1/2033     357  0.25     2.25
5 YR            1998256    2443 OREGON AVE                  CA       94061    360     7/1/2003    6/1/2033     358  0.25     2.75
5 YR         6651828730    2368 OAKWOOD DR                  CA       94303    360     7/1/2003    5/1/2032     345  0.25     2.25
5 YR            2315290    26625 ST. FRANCIS RD             CA       94022    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2337673    152 MONTELENA CT                 CA       94040    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2091024    18723 WOOD DELL CT               CA       95070    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2331863    19786 COLBY CT                   CA       95070    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR         6856268534    797 LAUGENOUR DR                 CA       95776    360     7/1/2003    6/1/2033     358  0.25        2
5 YR         6583604498    1885 VALLEJO STREET #5           CA       94123    360     8/1/2003    8/1/2032     348  0.25        2
5 YR            2120065    1770 PACIFIC AVE APT 202         CA       94109    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2285633    55 FOUNTAIN ST                   CA       94114    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2267377    85 LOMITA AVE                    CA       94122    360     8/1/2003    6/1/2033          0.25     2.25
5 YR            2357930    3040 23RD AVE                    CA       94132    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6455602497    25709 LANDER AVENUE              CA       94544    360     7/1/2003    9/1/2032     349  0.25     2.25
5 YR         6081371673    1241 ASHBY AVE                   CA       94702    360     7/1/2003    8/1/2032     348  0.25     2.25
5 YR         6477638040    1707 85TH AVE                    CA       94621    360     8/1/2003   10/1/2032     350  0.25     2.25
5 YR         6784495993    1623 12TH ST                     CA       94607    360     8/1/2003    4/1/2033     356  0.25        2
5 YR         6010094909    16365 GORDON WAY                 CA       94578    360     7/1/2003    9/1/2032     349  0.25     2.25
5 YR            2351327    4524 THOMPSON CT                 CA       94538    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2326980    1311 BELFAST CT                  CA       94550    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2332415    5369 CARNEGIE LOOP               CA       94550    360     7/1/2003    6/1/2033     357  0.25     2.25
5 YR            2263441    2385 RIVERSIDE CT                CA       94579    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2287670    2203 ERIC CT APT 2               CA       94587    360     8/1/2003    6/1/2033          0.25     2.25
5 YR            2353923    2412 HERITAGE WAY                CA       94587    360     8/1/2003    6/1/2033     356  0.25     2.25
5 YR            2271067    19160 LA CASA LN                 CA       94546    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2189791    4873 RIDGEWOOD DR                CA       94555    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2366771    17 INVINCIBLE CT                 CA       94501    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2257509    7063 VIA QUITO                   CA       94566    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2319596    387 MULLIN CT                    CA       94566    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2306247    785 SAN LUIS RD                  CA       94707    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2380748    46629 RANCHO HIGUERA RD          CA       94539    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2392938    300 LINDA VISTA TER              CA       94539    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2380946    2447 SCOUT RD                    CA       94611    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6280899524    147 RIVERVIEW DR                 CA       94565    360     7/1/2003   10/1/2032     350  0.25     2.25
5 YR         6063066234    3439 SERPENTINE DR               CA       94509    360     7/1/2003    3/1/2033     355  0.25        2
5 YR            2244325    1434 LEGEND LN                   CA       94513    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2257894    240 CONTINENTE AVE               CA       94513    360     7/1/2003    6/1/2033     358  0.25     2.75
5 YR            2312496    1245 JUNIPER CT                  CA       94513    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2379543    1876 PHEASANT RUN TER            CA       94513    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2371524    5525 MERRITT DR                  CA       94521    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6951744611    1824 OHLONE HEIGHTS              CA       94517    360     8/1/2003   10/1/2032     350  0.25     2.25
5 YR            2320714    110 EL PORTAL PL                 CA       94517    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2355186    270 CHILPANCINGO PKWY APT        CA       94523    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2379369    2740 WALNUT BLVD                 CA       94596    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            1809604    74 PARK AVE                      CA       94595    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2166350    18 RIMA CT                       CA       94526    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2249935    67 ALEXANDER LN                  CA       94526    360     8/1/2003    6/1/2033          0.25     2.25
5 YR            2275485    523 INDIAN HOME RD               CA       94526    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2193768    3888 QUAIL RIDGE RD              CA       94549    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            1421066    1085 BEVINGER DR                 CA       95762    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6091669454    741 E NUTWOOD ST                 CA       90301    360     8/1/2003   12/1/2032     352  0.25        2
5 YR         6682584971    9206 ELIZABETH AVE               CA       90280    360     7/1/2003    2/1/2033     354  0.25     2.25
5 YR         6018309341    13932 EDGEWATER DR               CA       90650    360     8/1/2003    5/1/2033     357  0.25     2.25
5 YR            2412565    13904 LEEDY AVE                  CA       91342    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6237522062    9258 HOUGHTON AVE                CA       90670    360     7/1/2003    5/1/2033     356  0.25        2
5 YR            2356826    1117 S DUNSMUIR AVE              CA       90019    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6382065750    13837 SYLVAN ST                  CA       91401    360     7/1/2003    3/1/2032     340  0.25     2.25
5 YR         6945112222    6000 CANTERBURY DR               CA       90230    360     8/1/2003    5/1/2033     357  0.25     2.25
5 YR            2371077    425 ULTIMO AVE                   CA       90814    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2353846    1008 N 1ST AVE                   CA       91006    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2312680    1575 BRADBURY RD                 CA       91108    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2304886    25 HARROD CIR                    CA       93906    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2348489    32 LATHAM ST                     CA       94901    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6340589289    921 WILLARDSON WAY               CA       92703    360     7/1/2003    5/1/2032     345  0.25     2.25
5 YR            2327507    17 BEL FLORA COURT               CA       92656    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6978522909    1507 S RAITT ST                  CA       92704    360     7/1/2003    2/1/2033     354  0.25     2.25
5 YR            2342828    22216 EUCALYPTUS LN              CA       92630    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR         6603807535    1430 W 21ST ST                   CA       92706    360     7/1/2003    4/1/2033     356  0.25     2.25
5 YR            2361584    19281 SAUSALITO LANE             CA       92646    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6895183439    2044 JUNE PL                     CA       92802    360    7/10/2003    3/1/2033     355  0.25        2
5 YR            2309272    20 NARBONNE                      CA       92677    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2366625    24373 LANDOVER RD                CA       92653    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2371725    7010 STREAMSIDE CT               CA       95746    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2353404    105 RULOFSON ST                  CA       95060    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2353214    124 NAVIGATOR DR                 CA       95066    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6449045563    128 N 33RD ST                    CA       95116    360     7/1/2003    6/1/2032     346  0.25     2.25
5 YR            2312608    125 RANKIN AVE                   CA       95110    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2373756    3021 SAMARIA PL                  CA       95111    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2300330    1436 E SAN FERNANDO ST           CA       95116    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2231847    2161 INTERBAY DR                 CA       95122    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6231587137    3450 E HILLS DR                  CA       95127    360     7/1/2003    3/1/2032     343  0.25     2.25
5 YR            2359146    3427 DOMINICK WAY                CA       95127    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2354137    1680 PALA RANCH CIR              CA       95133    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2235689    1741 HECKER PASS RD              CA       95020    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2315356    3132 MCKINLEY DR                 CA       95051    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2313802    2329 OLD POST WAY                CA       95132    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2353644    019 LUCENA DR                    CA       95132    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6217623310    3103 IVYGATE LANE                CA       95136    360     7/1/2003    8/1/2032     348  0.25     2.25
5 YR            2350902    3635 WODZIENSKI DR               CA       95148    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2290531    709 MICHAEL ST                   CA       95035    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2310472    798 PERSHING AVE                 CA       95126    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2416376    1037 GLEN ECHO AVE               CA       95125    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2359025    6593 CANTERBURY CT               CA       95129    360     8/1/2003    6/1/2033     356  0.25     2.25
5 YR            2387185    7025 APPLE GROVE CT              CA       95135    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2394449    5260 RACHAELLA LN                CA       95135    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2431292    3162 SILVERLAND DR               CA       95135    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2360429    795 SHERATON DR                  CA       94087    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2361479    1376 BEDFORD AVE                 CA       94087    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2332158    10408 BONNY DR                   CA       95014    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2348476    1464 JAMESTOWN DR                CA       95014    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2373636    7519 DUMAS DR                    CA       95014    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2237039    18570 OAK DR                     CA       95030    360     7/1/2003    6/1/2033     348  0.25     2.25
5 YR            2305118    16041 BLOSSOM HILL RD            CA       95032    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2310307    1143 HOLLY OAK CIR               CA       95120    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2331628    10408 2ND ST                     CA       92071    360     8/1/2003    6/1/2033     351  0.25     2.25
5 YR         6656399976    237 BLOSSOM WAY                  CA       92054    360     7/1/2003   11/1/2032     351  0.25     2.25
5 YR            2316239    2838 LEHIGH CT                   CA       92056    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR         6066300648    4628 ALLENDE AVE                 CA       92057    360     7/1/2003   11/1/2032     351  0.25     2.25
5 YR            2386163    1117 MIDNIGHT WAY                CA       92057    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2292987    1550 CRESCENT PL                 CA       92078    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2082006    1777 TECALOTE DR                 CA       92028    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2350190    3965 HORTENSIA ST APT D1         CA       92110    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2172246    12675 BRICKELLIA ST              CA       92129    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2349602    8236 TORREY ARBOR LN             CA       92129    360     7/1/2003    6/1/2033     309  0.25     2.25
5 YR            2380717    1040 BUENA PLACE                 CA       92008    360     8/1/2003    6/1/2033          0.25     2.25
5 YR            2402420    16406 CALLOWAY DR                CA       92127    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2262076    1680 CORTE ORCHIDIA              CA       92009    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2309125    1694 CALLIANDRA RD               CA       92009    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2331283    15371 MIDLAND RD                 CA       92064    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2380827    15002 DERRINGER RD               CA       92064    360     8/1/2003    6/1/2033          0.25     2.25
5 YR            2011432    816 DEL RIEGO AVE                CA       92024    360     8/1/2003    4/1/2033          0.25     2.25
5 YR            2370384    2790 BRANT ST                    CA       92103    360     7/1/2003    6/1/2033     357  0.25     2.25
5 YR            2353686    531 SILVERGATE AVE               CA       92106    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2238234    7365 DRAPER AVE                  CA       92037    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            1749613    10563 WHISPERING HILLS LN        CA       92130    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2267586    3427 VOYAGER CIR                 CA       92130    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2313897    13555 RANCHO DEL AZALEAS         CA       92130    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2342652    4620 TERRAZA MAR MARVELOS        CA       92130    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2353719    10644 BRIARLAKE WOODS DR         CA       92130    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2355381    4522 SHOREPOINTE WY              CA       92130    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2358394    11428 FAWN RIDGE                 CA       92130    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2465021    13985 CALLE CARDENAS             CA       92130    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6855376023    1027 SAN LUIS CIRC               CA       94014    360     7/1/2003    3/1/2032     343  0.25     2.25
5 YR         6761672366    1004 SAN ANTONIO CIRC            CA       94014    360     7/1/2003    4/1/2032     344  0.25     2.25
5 YR            2331996    1145 BANYAN WAY                  CA       94044    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2340106    268 WINWOOD AVE                  CA       94066    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6014980632    918 HAVEN AVE                    CA       94063    360     7/1/2003   11/1/2032     351  0.25     2.25
5 YR            2287616    408 WEST 25TH AVE                CA       94403    360     7/1/2003    6/1/2033     357  0.25     2.25
5 YR            2249981    415 KRYSTALLOS LN                CA       94065    360     8/1/2003    6/1/2033     356  0.25     2.25
5 YR            2314951    1 PORTOFINO CT                   CA       94070    360     7/1/2003    6/1/2033          0.25     2.75
5 YR            2366762    101 VISTA DEL GRANDE             CA       94070    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2313435    1222 PALM AVE                    CA       94402    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2312060    129 NOLAN CT                     CA       95436    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6690768731    3336 NEWMARK DR                  CA       95407    360     7/1/2003    6/1/2032     346  0.25     2.25
5 YR            2342732    1000 ALLEN ST                    CA       94954    360     7/1/2003    6/1/2033     358  0.25     2.75
5 YR            2348424    1550 TILTON RD                   CA       95472    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2359173    3451 EDGEWATER PL                CA       94591    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6265662913    8222 ANGELO CT                   CA       95626    360     7/1/2003    4/1/2032     344  0.25     2.25
5 YR            2330832    6700 50TH ST                     CA       95823    360     8/1/2003    6/1/2033          0.25     2.75
5 YR            2348321    3975 D ST                        CA       95819    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6098354399    2636 EL PASADO DR                CA       95354    360     7/1/2003    3/1/2032     343  0.25     2.25
5 YR            2385810    905 TORNOE RD                    CA       93105    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6660485365    1706 MORENO DR                   CA       93063    360     7/1/2003    3/1/2032     342  0.25     2.25
5 YR            2360731    2733 CAPELLA WY                  CA       91362    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2308784    6450 S WALDEN WAY                CO       80016    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR         6969551172    13126 W STANFORD DR              CO       80465    360     8/1/2003   11/1/2032     350  0.25     2.25
5 YR            2262160    3875 LEE CIRCLE                  CO       80033    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2322090    4540 UPHAM ST                    CO       80033    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2414254    1519 P ST NW                     DC       20005    360     8/1/2003    6/1/2033          0.25     2.25
5 YR            2238248    2036 37TH ST NW                  DC       20007    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2260277    3136 Q STREET NW                 DC       20007    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2395551    4483 SALEM LANE NW               DC       20007    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            1423509    1838 13TH ST NW                  DC       20009    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2342704    2310 20TH ST NW                  DC       20009    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            1422818    3149 ADAMS MILL RD NW            DC       20010    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2332292    3566 13TH STREET NW              DC       20010    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2347302    3661 MORRISON ST NW              DC       20015    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6558530348    10150 MOSBY WOODS DR             VA       22030    360     8/1/2003    5/1/2033     357  0.25     2.25
5 YR            2158045    10328 GAMBRILL PARK ROAD         MD       21702    360     8/1/2003    6/1/2033     355  0.25     2.25
5 YR            2251080    5759 SUNSET VIEW LANE            MD       21703    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6996897341    633 S BANCROFT PKWY              DE       19805    360     7/1/2003   11/1/2032     351  0.25     2.25
5 YR         6733198110    3964 MARTIN CT                   FL       33331    360     8/1/2003   10/1/2032     350  0.25     2.25
5 YR         7016812492    12616 SW 53 ST                   FL       33027    360     7/1/2003   11/1/2032     351  0.25     2.25
5 YR         6730138689    9120 NW 35TH PL                  FL       33351    360     7/1/2003    4/1/2033     356  0.25        2
5 YR         6722707392    9015 NW 13TH CT                  FL       33071    360     8/1/2003    5/1/2033     357  0.25        2
5 YR         6662744132    3873 W HIBISCUS ST               FL       33332    360     7/1/2003    5/1/2033     357  0.25     2.75
5 YR         6829826632    529 MARDEL DR                    FL       34104    360     7/1/2003   11/1/2032     351  0.25     2.25
5 YR         6469762352    8514 IBIS COVE CIRC              FL       34119    360     7/1/2003    3/1/2033     355  0.25     2.75
5 YR         6888180236    1333 NAPLES LAKE DR              FL       34104    360     8/1/2003    4/1/2033     356  0.25        2
5 YR         6569435768    7863 COLLINS RIDGE BV            FL       32244    360     7/1/2003    4/1/2033     356  0.25        2
5 YR         6806498082    7510 SAVANNAH LANE               FL       33637    180     7/1/2003    1/1/2018     172  0.25        2
5 YR         6617312092    6386 ROYAL WOODS DR              FL       33908    360     7/1/2003    9/1/2032     349  0.25        2
5 YR         6928276416    579 NE PLANTATION RD             FL       34996    360     8/1/2003    5/1/2033     357  0.25     2.75
5 YR         6386451980    401 OCEAN DR                     FL       33139    360     8/1/2003    4/1/2032     344  0.25     2.25
5 YR         6003861116    11151 LAKESHORE DR               FL       34639    360     8/1/2003   11/1/2032     351  0.25     2.25
5 YR         6573224893    2360 NECTARINE RD                FL       32724    360     7/1/2003    4/1/2033     356  0.25        2
5 YR            2324264    928 PAWSTAND RD                  FL       34747    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6831581571    216 REDFISH CREEK DR             FL       32095    360     7/1/2003    4/1/2033     356  0.25     2.75
5 YR         6677166578    1213 W 68TH AVE DR               FL       34207    360     7/1/2003   11/1/2032     351  0.25     2.25
5 YR            2350717    13300 MORRIS RD UNIT 22          GA       30004    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2439090    986 CONNALLY STREET              GA       30312    360     7/1/2003    6/1/2033     358  0.25     2.75
5 YR            2256774    390 BECKENHAM WALK DR            GA       30019    360     7/1/2003    5/1/2033     357  0.25     2.75
5 YR         6025628774    5004 PAT MELL PLACE SE           GA       30080    360     8/1/2003   10/1/2032     348  0.25        2
5 YR            2165329    2920 GAINESWAY CT                GA       30041    360     8/1/2003    4/1/2033     355  0.25     2.75
5 YR            2366403    657 SUNSTEDE DRIVE               GA       30033    360     8/1/2003    6/1/2033          0.25     2.25
5 YR            2249235    4945 RUTLEDGE LANE               GA       30040    360     8/1/2003    6/1/2033          0.25     2.25
5 YR            2313479    1280 ROWE RD                     GA       30188    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2407605    308 CEDARDALE DR                 GA       30224    360     8/1/2003    6/1/2033          0.25     2.25
5 YR         6319279763    803 NW GREENWOOD ST              IA       50021    360     7/1/2003    9/1/2032     349  0.25     2.25
5 YR            2160334    702 APPLETREE LANE               IL       60022    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2364792    2456 N SURREY CT                 IL       60614    360     7/1/2003    6/1/2033     357  0.25     2.25
5 YR            2303331    610 PARK AVE                     IL       60305    360     7/1/2003    7/1/2033     359  0.25     2.25
5 YR            2255831    570 LIONS DR                     IL       60047    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2241935    29027 BRASSIE CT                 IL       60060    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            1962371    3107 DEERING BAY DR              IL       60564    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2290785    3452 REDWING DR                  IL       60564    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2344401    3608 BREITWIESER LN              IL       60564    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2219674    9769 SUMMERLAKES DR              IN       46032    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2266360    856 WEDGEWOOD LN                 IN       46033    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2343714    12420 BROOKS CROSSING            IN       46038    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2247108    8330 EAGLE CREST LN              IN       46234    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6333544515    42 COOLIDGE AVE                  MA        1832    360     7/1/2003   11/1/2032     351  0.25     2.25
5 YR            2311594    5409 RAPIDAN CT                  MD       20711    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6769263523    3613 LANGREHR RD                 MD       21244    360     8/1/2003    1/1/2033     353  0.25        2
5 YR            2302517    3400 DULANEY PL                  MD       20866    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2338093    20387 MILL POND TERRACE          MD       20876    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            1950949    5918 CLIFTON OAK DR              MD       21029    360     7/1/2003    4/1/2033     248  0.25     2.25
5 YR            2297835    285 FRANKLIN WRIGHT BLVD         MI       48361    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR         6643925693    5429 S 43RD AVE                  MN       55417    360     7/1/2003    4/1/2032     344  0.25     2.25
5 YR         6439411007    3846 THOMAS AVE N.               MN       55412    360     7/1/2003    9/1/2032     349  0.25        2
5 YR            2215684    3438 SAINT PAUL AVE              MN       55416    360     8/1/2003    5/1/2033          0.25     2.25
5 YR            2417614    8220 FERN LN                     MN       55357    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2222382    2736 ALDRICH AVE S               MN       55408    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2340210    6135 CHESHIRE LN N               OR       55446    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6251769565    2606 W 45TH AVENUE               KS       66103    360     7/1/2003    9/1/2032     349  0.25        2
5 YR         6641187098    14298 W 157TH ST                 KS       66062    360     8/1/2003   10/1/2032     347  0.25     2.25
5 YR         6087787435    311 SW 24TH TERR                 MO       64075    360     7/1/2003   11/1/2032     350  0.25     2.25
5 YR         7016383791    11105 E 74TH ST                  MO       64133    360     6/1/2003   11/1/2032     351  0.25     2.25
5 YR         6425774996    5302 W 161ST TERR                KS       66085    360     8/1/2003   11/1/2032     351  0.25     2.25
5 YR            2297179    215 CONCORD                      MO       64112    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2301524    1217 W 59TH ST                   MO       64113    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6164328988    635 N ALEXANDER ST               NC       28202    360     7/1/2003    4/1/2033     356  0.25     2.25
5 YR            2344972    3609 SAWYERS MILL DR             NC       27539    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6781855553    6498 HELENS WAY                  NC       28037    360     7/1/2003    4/1/2032     343  0.25     2.25
5 YR         7016561065    136 ROWE ST                      NC       28056    360     8/1/2003   11/1/2032     351  0.25     2.25
5 YR         6533040785    713 SHELLSTONE PLACE             SC       29708    360     8/1/2003    1/1/2033     353  0.25        2
5 YR         6886187431    8274 HUNLEY RIDGE                NC       28104    360     7/1/2003    3/1/2033     355  0.25        2
5 YR         6309162441    7908 STONEHAVEN DR               NC       28173    360     7/1/2003    3/1/2033     355  0.25        2
5 YR         6738250254    9081 TULAGI CT                   SC       29708    360     8/1/2003    5/1/2033     357  0.25        2
5 YR            1692711    1724 CYPRESS MANOR DRIVE         NV       89012    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2294636    1366 CALLE CALMA                 NV       89012    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2373720    3863 ALMOND VIEW STREET          NV       89147    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            1960035    5560 RUE ST TROPEZ               NV       89511    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6627033118    10366 IRON MILL ROAD             VA       23235    360     8/1/2003    9/1/2032     349  0.25        2
5 YR         6245723652    3004 BENTON DRIVE                GA       31312    360     7/1/2003    9/1/2032     349  0.25     2.25
5 YR         6532259311    22550 BENNET ROAD                CA       95370    360     8/1/2003    9/1/2032     349  0.25     2.25
5 YR         7016265782    12715 YEARLING COVE              TX       78727    360     7/1/2003   10/1/2032     350  0.25     2.25
5 YR         6359208151    136 TRUITT ST                    MD       21801    360     7/1/2003   11/1/2032     351  0.25     2.25
5 YR         6373013207    2920 JEFFERSON AVE               MO       64804    360     8/1/2003   11/1/2032     351  0.25     2.25
5 YR         6395322362    175 TILMARK DR                   NC       27103    360     7/1/2003   12/1/2032     352  0.25        2
5 YR         6167643490    226 W 34TH ST                    VA       23504    360     8/1/2003    2/1/2033     354  0.25        2
5 YR         6682783904    2306 CHELSEA DR                  AR       72022    360     7/1/2003    2/1/2033     354  0.25        2
5 YR         6093020243    114 KINGS GRANT DR               VA       24556    360     8/1/2003    3/1/2033     355  0.25        2
5 YR         6159127924    1920 PARKWEST DR                 UT       84060    360     8/1/2003    3/1/2033     355  0.25        2
5 YR         6863591886    1854 SAN PEDRO                   MO       63026    360     7/1/2003    3/1/2033     355  0.25     2.25
5 YR         6574745441    460 22ND ST                      AR       72501    180     7/1/2003    4/1/2018     176  0.25        2
5 YR         6150555933    1404 LINCOLNSHIRE WY             TX       76134    360     7/1/2003    4/1/2033     348  0.25        2
5 YR            2234775    4306 RIDGEPOLE LANE              TX       78669    360     7/1/2003    5/1/2033     357  0.25     2.25
5 YR            2155022    1698 RODEO DR                    CO       80498    360     8/1/2003    5/1/2033     357  0.25     2.25
5 YR            2176865    2194 PIPER WAY                   VA       22947    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2309518    22 BUCK BRANCH DR                VA       23233    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2379396    4212 OCTOBER RD                  VA       23234    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR         6022793399    5260 CROSSBOW CIRC               VA       24014    360     8/1/2003    5/1/2033     357  0.25     2.25
5 YR            2247259    633 HUNT CLUB DRIVE              NC       27927    360     8/1/2003    6/1/2033     356  0.25     2.25
5 YR            2246877    640 ALEXANDRIA                   KY       42303    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2398649    7071 KALORAMA DRIVE              IN       46538    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2351037    4386 BROOKSIDE CEMETERY R        WI       54101    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6091336609    329 CLAYHEATH                    MO       63011    360     7/1/2003    6/1/2033     358  0.25        2
5 YR            2301510    6457 CECIL AVE                   MO       63105    360     8/1/2003    6/1/2033     352  0.25     2.25
5 YR            2262366    9209 MATTHEWS LN                 MO       63127    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2379756    3403 QUENNSBURY WAY E            TX       76034    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2297574    702 NELSON COURT                 TX       76092    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2269914    8505 CLAY HIBBINS RD             TX       76180    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2386642    2212 WINDSOR RD E                TX       78703    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2332681    4408 BALCONES DR                 TX       78731    360     8/1/2003    6/1/2033          0.25     2.25
5 YR            2381239    9310 SUMMER SKY DRIVE            TX       78736    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2168016    3906 BAYBROOK CT                 TX       79707    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2350132    1781 POPPY COURT                 CO       80026    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2114870    2338 18TH ST                     CO       80304    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2126160    900 KIOWA RD                     CO       80540    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2077060    2464 W. 2ND AVE                  CO       81301    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6459962285    4298 DORGAN DR                   CA       96002    360     8/1/2003    6/1/2033     358  0.25        2
5 YR            2350466    240 KULAMANU PL                  HI       96816    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6188739871    1597 MEADOW VIEW DR              OR       97838    360     8/1/2003    6/1/2033     358  0.25        2
5 YR            2316330    70 RIDGECREEK TRL                OH       44022    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6105089921    1120 CAPITOL                     KY       41018    240     7/1/2003    4/1/2022     224  0.25     2.25
5 YR            2305147    126 BERWICK DR                   PA       19382    360     7/1/2003    5/1/2033     357  0.25     2.75
5 YR            2238038    449 CONSHOHOCKEN STATE RD        PA       19004    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6996599798    8059 SHADOW OAKS DR              SC       29406    360     7/1/2003    6/1/2032     346  0.25     2.25
5 YR         6304377754    212 HICKORY ST                   SC       29407    360     7/1/2003    4/1/2033     356  0.25     2.25
5 YR            2335853    1452 WELLESLEY CIRCLE            SC       29466    360     8/1/2003    6/1/2033          0.25     2.25
5 YR         6896756837    4649 CRYSTAL DR                  SC       29206    360     7/1/2003    8/1/2032     348  0.25     2.25
5 YR         6173084374    2312 CARDINGTON DR               SC       29209    360     8/1/2003   10/1/2032     348  0.25        2
5 YR         6656260434    112 BEAVER CREEK DR              SC       29223    360     7/1/2003    4/1/2033     356  0.25        2
5 YR         6070790206    6 SIMS ALLEY                     SC       29205    360     7/1/2003    5/1/2033     357  0.25        2
5 YR            2342557    1530 MULLER ROAD                 SC       29016    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6222918549    19 F ST                          SC       29349    360     7/1/2003    2/1/2033     354  0.25     2.25
5 YR         6726939439    810 GIVERNY CT                   SC       29607    360     7/1/2003    3/1/2033     355  0.25        2
5 YR         6971648834    712 SETTLER S CT                 TN       37221    360     8/1/2003   11/1/2032     351  0.25        2
5 YR         6018807021    7512 DOVE VALLEY DR              TN       37221    360     7/1/2003    6/1/2033     358  0.25        2
5 YR         6413410512    242 LITTLE BROOK LANE            TN       37853    360     7/1/2003    8/1/2032     348  0.25     2.25
5 YR         7016352416    4995 SHORELINE                   TX       75034    360     7/1/2003   10/1/2032     350  0.25     2.25
5 YR         6518411357    2515 CAMBRIDGE DR                TX       75032    360     7/1/2003    3/1/2033     355  0.25        2
5 YR         6335704489    1505 ELM ST                      TX       75201    360     8/1/2003    4/1/2033     356  0.25        2
5 YR            2240306    2201 PARADISE LANE               TX       75022    360     7/1/2003    5/1/2033          0.25     2.25
5 YR            2321659    3536 GRANADA AVE                 TX       75205    360     7/1/2003    5/1/2033     357  0.25     2.25
5 YR            2424248    6708 VISTA TRL                   TX       75024    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2269790    5501 DOUGLAS AVE.                TX       75025    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2301554    3717 PILOT DR                    TX       75025    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2350745    880 SAINT JAMES CT               TX       75069    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2305329    7810 HANOVER ST                  TX       75225    360     7/1/2003    7/1/2033     359  0.25     2.25
5 YR            2349233    3456 PURDUE AVE                  TX       75225    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2293092    6540 STICHTER                    TX       75230    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2348471    5512 INVERRARY CT                TX       75287    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2249778    231 OAK HILL DR                  TX       76262    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6106046292    702 E 10TH ST                    TX       77002    360     7/1/2003    1/1/2033     353  0.25        2
5 YR         6718314674    2407 RODNEY                      TX       77034    360     7/1/2003    3/1/2033     355  0.25        2
5 YR            2342717    6201 BURGOYNE RD                 TX       77057    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2350134    59 REDBUD RIDGE PL               TX       77380    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2399608    19506 BRIARSEDGE CT              TX       77449    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2136562    2009 FARDOWN AVENUE E            UT       84121    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2273268    142 WOODHILL LN                  UT       84054    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6933969351    4548 28TH RD                     VA       22206    360     7/1/2003    2/1/2033     353  0.25        2
5 YR            2291933    5512 WILSON BLVD                 VA       22205    360     7/1/2003    5/1/2033     356  0.25     2.25
5 YR            2308381    2857 11TH ST N                   VA       22201    360     8/1/2003    6/1/2033     357  0.25     2.25
5 YR            2252758    400 NORTH FLORIDA STREET         VA       22203    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2352906    4527 4TH RD N                    VA       22203    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR         6044384573    6517 FIELD MASTER DR             VA       22152    360     7/1/2003    3/1/2033     354  0.25     2.25
5 YR         6444352493    14358 SILO VALLEY VIEW           VA       20121    360     7/1/2003    4/1/2033     356  0.25     2.25
5 YR            2248401    4718 LOGWOOD LN                  VA       20151    360     7/1/2003    5/1/2033     357  0.25     2.25
5 YR            2140760    7018 HIGHLAND MEADOWS CT         VA       22315    360     8/1/2003    5/1/2033     357  0.25     2.25
5 YR            2302052    6117 MOUNTAIN SPRINGS LN         VA       20124    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2331145    2905 BLUE HOLLY LN               VA       20171    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2344830    12695 AUTUMN CREST DR            VA       20171    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2378694    12765 OAK FARM DR                VA       20171    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2326127    12025 CREEKBEND DR               VA       20194    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2382167    8512 CHASE GLEN CIR              VA       22039    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2316101    11612 ROLLING MEADOW DR          VA       22066    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2404584    1001 SPENCER ROAD                VA       22102    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            1945577    6307 WAYLES ST                   VA       22150    360     7/1/2003    6/1/2033     356  0.25     2.25
5 YR            2218915    1855 FOXSTONE DR                 VA       22182    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2302655    1307 WAYNEWOOD BLVD              VA       22308    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2401483    8605 WAGON WHEEL RD              VA       22309    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2310978    7801 BOLD LION LN                VA       22315    360     8/1/2003    6/1/2033          0.25     2.25
5 YR            2223034    2001 COOL SPRING DR              VA       22308    360     7/1/2003    7/1/2033     359  0.25     2.25
5 YR            2116661    43071 NORTHLAKE BLVD             VA       20176    360     7/1/2003    5/1/2033     357  0.25     2.25
5 YR            2427807    21500 THORNHILL PL               VA       20148    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2338018    43717 RED HOUSE DR               VA       20176    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2267024    6156 TOLEDO PL                   VA       20169    360     7/1/2003    5/1/2033          0.25     2.25
5 YR            2276700    314 E CUSTIS AVE                 VA       22301    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2293536    309 KENTUCKY AVENUE              VA       22305    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6558839954    9909 DES MOINES WAY S            WA       98108    360     8/1/2003   12/1/2032     352  0.25     2.25
5 YR            2220187    7947 138TH AVE SE                WA       98059    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2397229    17194 SE 100TH ST                WA       98059    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2380618    6512 E CREST VIEW LOOP SE        WA       98065    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR         6125902558    4810 200TH ST SW                 WA       98036    360     7/1/2003    5/1/2033     357  0.25     2.25
5 YR            2266920    2029 MEADOWVIEW PL               WA       98282    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6440435888    5045 S 40TH ST                   WI       53221    360     7/1/2003   11/1/2032     351  0.25     2.25
5 YR         6253587437    20 DUCHAMP PL                    NJ        7928    360     7/1/2003    4/1/2033     356  0.25        2
5 YR         6314087773    14628 CAMBRIDGE CIR CIRC         MD       20707    360     7/1/2003    3/1/2033     355  0.25     2.25
5 YR            1585355    9600 POTOMAC DR                  MD       20744    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2224211    5610 CEDAR PKY                   MD       20815    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2353138    2828 GREENVALE ST                MD       20815    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2257832    4860 PARK AVENUE                 MD       20816    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2379987    3711 MARTINS DAIRY CIR           MD       20832    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2314910    301 TREEMONT WAY                 MD       20850    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2238432    12519 GREY FOX LN                MD       20854    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6979832158    6202 HILLTOP AVE                 MD       21206    360     7/1/2003    9/1/2032     349  0.25     2.25
5 YR            2253292    2800 DURMONT CT                  MD       21401    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6430293800    1133 BUNGALOW PARK DR            NC       27502    360     7/1/2003   11/1/2032     351  0.25     2.25
5 YR         6527925983    112 HILARY PL                    NC       27513    360     8/1/2003   11/1/2032     351  0.25     2.25
5 YR         6897436140    12043 FALLS OF NEUSE ROAD        NC       27587    360     7/1/2003   11/1/2032     261  0.25        2
5 YR         6614449020    1516 HARVEY JOHNSON RD           NC       27603    360     7/1/2003    3/1/2033     355  0.25     2.25
5 YR            2242653    2508 HUNTERS MEADOW LN           NC       27606    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2405708    915 COUNTRY CLUB DR              NC       27712    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6178375868    14209 LITHGOW PLACE              NC       28078    360     8/1/2003    2/1/2033     354  0.25        2
5 YR         6782238742    14938 LONGBOW LANE               NC       28078    360     7/1/2003    3/1/2033     355  0.25        2
5 YR         6749841273    9104 BERTRAM CT                  NC       28078    360     8/1/2003    4/1/2033     356  0.25        2
5 YR         6341001540    2417 KINSBURY DR                 NC       28205    360     8/1/2003    3/1/2033     354  0.25        2
5 YR         6419454613    4644 HUNTER CREST LANE           NC       28209    360     8/1/2003    5/1/2033     357  0.25        2
5 YR         6165139160    2209 STONEWOOD DR                NC       28210    360     7/1/2003   10/1/2032     350  0.25        2
5 YR         6033666386    2807 ENGLISH SPARROW LANE        NC       28210    360     8/1/2003    4/1/2033     351  0.25        2
5 YR         6254975201    4822 LAMONT DR                   NC       28210    360     8/1/2003    4/1/2033     356  0.25        2
5 YR         6822279730    1608 SHARON RD                   NC       28210    360     8/1/2003    5/1/2033     357  0.25        2
5 YR         6962558349    11432 COREOSPIS ROAD             NC       28213    360     7/1/2003    6/1/2033     358  0.25        2
5 YR         6094062632    5909 LAWNMEADOW DR               NC       28216    360     7/1/2003    4/1/2032     344  0.25        2
5 YR         6737408325    4703 AMBRIDGE DR                 NC       28216    180     7/1/2003   10/1/2017     170  0.25        2
5 YR         6908047142    605 HOSKINS RIDGE LANE           NC       28216    360     8/1/2003    1/1/2033     353  0.25        2
5 YR         6008652676    13711 CARDINALS NEST DR          NC       28269    360     7/1/2003    4/1/2033     356  0.25        2
5 YR         6825495739    16431 GOLDEN RIVER LANE          NC       28270    360     8/1/2003    3/1/2033     355  0.25        2
5 YR         6197053025    939 HAWTHORNE BRIDGE CT          NC       28277    360     8/1/2003    6/1/2033     358  0.25        2
5 YR         6219341275    7000 ROYCE CT                    NC       28277    360     7/1/2003    6/1/2033     358  0.25        2
5 YR         6651242155    16027 KIRSTEN NICOLE RD          NC       28278    360     7/1/2003    5/1/2033     357  0.25        2
5 YR            2406944    110 CAMILLA CT                   GA       30213    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6861088844    1249 BROOKE GREENE               GA       30319    360     7/1/2003    9/1/2032     349  0.25     2.25
5 YR            2418167    1307 GREEN COVE RD               FL       32789    360     8/1/2003    6/1/2033          0.25     2.25
5 YR         6944842860    2870 NW 68TH LANE                FL       33063    360     7/1/2003    3/1/2033     355  0.25        2
5 YR         6541737463    1457 SUSSEX DR                   FL       33068    360     7/1/2003    4/1/2033     356  0.25        2
5 YR            2305039    3600 ALHANBRA COURT              FL       33134    360     8/1/2003    6/1/2033          0.25     2.25
5 YR         6221635953    7410 NW 58TH ST                  FL       33321    360     8/1/2003    5/1/2033     357  0.25        2
5 YR         6072509406    129 HERITAGE WAY                 FL       33407    360     7/1/2003   11/1/2032     351  0.25     2.75
5 YR         6156684497    9813 KAMENA CIRCLE               FL       33436    360     7/1/2003    3/1/2033     355  0.25        2
5 YR         6450459976    6059 SAVANNAH WY                 FL       33463    360     8/1/2003    4/1/2033     356  0.25        2
5 YR            2423496    7111 CHARLESTON POINT DRI        FL       33467    360     7/1/2003    6/1/2033          0.25     2.25
5 YR         6441974349    955 51 ST STREET NORTH           FL       33710    360     8/1/2003    2/1/2033     353  0.25        2
5 YR            1272994    2298 BRIXTON RD                  OH       43221    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2369665    1287 COUNTRY CLUB DR             OH       44313    360     7/1/2003    6/1/2033     356  0.25     2.25
5 YR            2327575    9907 MISTYMORN LN                OH       45242    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2335858    22895 SAINT GEORGE CIR           MI       48178    360     7/1/2003    6/1/2033     358  0.25     2.75
5 YR            2315923    47726 PAVILLON RD                MI       48188    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2298389    1341 WELLAND DR                  MI       48306    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2186435    1695 STONY CREEK DR              MI       48307    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2004689    1142 FOREST BAY DR               MI       48328    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2127222    3981 LAKEFRONT ST                MI       48328    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2088799    421 NAIRN CIR                    MI       48357    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6979076681    12725 LINCOLN STREET NE          MN       55434    360     7/1/2003    9/1/2032     349  0.25     2.25
5 YR            2333395    2517 N WATERMAN AVE              IL       60004    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2107710    1231 ASHLAND AVE                 IL       60091    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2305927    2123 THORNWOOD                   IL       60091    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2349139    115 15TH ST                      IL       60091    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2359460    2447 LAWNDALE AVE                IL       60201    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2265981    436 S MADISON ST                 IL       60521    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2203623    7 S 505 DONWOOD DR               IL       60540    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2000419    1750 W FLETCHER ST               IL       60657    360     7/1/2003    6/1/2033     357  0.25     2.25
5 YR            1828203    4040 S CHERRY ST                 CO       80110    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2239012    6175 S BOSTON CIR                CO       80111    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2330630    243 S MILWAUKEE ST               CO       80209    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6656869028    2716 N 25TH PL                   AZ       85008    360     7/1/2003    3/1/2032     343  0.25     2.25
5 YR         6546275600    3348 E CORONADO RD               AZ       85008    360     7/1/2003    8/1/2032     348  0.25     2.25
5 YR            2240719    6518 N PLACE D'VALENCIA          AZ       85014    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6748285696    2733 E FLOWER ST                 AZ       85016    360     7/1/2003   11/1/2032     351  0.25     2.25
5 YR            2288735    5801 N 44TH PL                   CA       85018    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6133415031    10410 N CAVE CREEK RD            AZ       85020    360     7/1/2003    5/1/2033     310  0.25        2
5 YR         6252530354    1631 E FRANCISCO DR              AZ       85040    360     8/1/2003    4/1/2033     356  0.25        2
5 YR            2354025    3621 E SHOMI ST                  AZ       85044    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6574416936    3150 E BEARDSLEY RD              AZ       85050    360     7/1/2003    5/1/2033     357  0.25        2
5 YR         6920321889    2233 W FARMDALE AVE              AZ       85202    360     8/1/2003    9/1/2032     349  0.25     2.25
5 YR         6742233213    2222 E BIRCHWOOD AVE             AZ       85204    360     7/1/2003    5/1/2033     357  0.25        2
5 YR            2037988    4055 N RECKER RD UNIT 42         AZ       85215    360     8/1/2003    4/1/2033          0.25     2.25
5 YR         6585343376    2472 E MORELOS ST                AZ       85225    360     7/1/2003    3/1/2033     355  0.25        2
5 YR         6586608215    341 WE ALOE PL                   AZ       85248    360     7/1/2003    4/1/2033     356  0.25        2
5 YR            1542700    438 E HORSESHOE DR               AZ       85249    360     7/1/2003    5/1/2033          0.25     2.25
5 YR            2364067    25843 N 113TH WAY                AZ       85255    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2330728    10865 E POINSETTIA DR            AZ       85259    360     8/1/2003    6/1/2033          0.25     2.25
5 YR            2348555    11680 E SAHUARO DR UNIT 1        AZ       85259    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2293174    6274 E BENT TREE DR              AZ       85262    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2380210    1101 E WARNER RD                 AZ       85284    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR         6773867459    4428 W PALMAIRE AVE              AZ       85301    360     7/1/2003    8/1/2032     347  0.25     2.25
5 YR         6513109816    5027 ROYAL PALM RD               AZ       85302    360     8/1/2003    2/1/2033     354  0.25        2
5 YR         6667229766    3732 W WAGONER RD                AZ       85308    360     8/1/2003    1/1/2033     322  0.25     2.25
5 YR         7016591971    7151 S DURANGO DR                NV       89113    360     8/1/2003   11/1/2032     351  0.25     2.25
5 YR            2381596    1965 SW 16TH AVE                 OR       97201    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2096181    423 SE GILHAM AVE                OR       97215    360     8/1/2003    6/1/2033          0.25     2.75
5 YR         6537345602    34012 1ST PL S UNIT              WA       98003    360     7/1/2003    9/1/2032     349  0.25     2.25
5 YR            2354190    3238 99TH AVE NE                 WA       98004    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR             821405    5501 105TH AVE NE                WA       98033    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2354275    6021 132ND AVE NE                WA       98033    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2237553    19624 105TH AVE SE               WA       98055    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR         6380569985    1140 N 93RD AVE                  WA       98103    360     7/1/2003    4/1/2033     356  0.25     2.25
5 YR            2342002    269 HIGH ST                      MA        2043    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2316753    521 S MAIN ST UNIT 319           RI        2903    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2277733    41 WESTFORD RD                   RI        2906    360     7/1/2003    6/1/2033          0.25     2.75
5 YR            2235790    80 NORTON RD                     CT        6612    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2235810    160 OLD STONEWALL RD             CT        6612    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2235797    17 OSBORNE FARM RD               CT        6883    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2285922    92 LAWTON AVENUE                 CT        6907    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2442656    14 HIGHPOINTE WAY                NJ        7747    360     7/1/2003    6/1/2033     358  0.25     2.25
5 YR            2356716    14 VALLEY VIEW AVE               NJ        7901    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            2258564    6201 CENTRAL AVE                 NJ        8243    360     7/1/2003    6/1/2033          0.25     2.25
5 YR            1976091    113 91ST STREET                  NJ        8247    360     8/1/2003    6/1/2033     358  0.25     2.25
5 YR            2306803    20 PURCELL                       NJ        8807    360     7/1/2003    6/1/2033          0.25     2.25

(TABLE CONTINUED)

prod3    anum           age    rterm  pool

5 YR            2342657      2    358 Nat City Aug 5 Settle
5 YR         6068676235     10    350 BOA JUNE 4 Settle
5 YR         6694345288      8    352 BOA JUNE 4 Settle
5 YR            2366070      2    358 Nat City Aug 5 Settle
5 YR            2392540      2    358 Nat City Aug 5 Settle
5 YR         6535221748      5    355 BOA JUNE 4 Settle
5 YR         6998961145     11    349 BOA JUNE 4 Settle
5 YR         6211925687      2    358 BOA JUNE 4 Settle
5 YR            2318487      2    358 Nat City Aug 5 Settle
5 YR            2182725      2    358 Nat City Aug 5 Settle
5 YR            2276782      2    358 Nat City Aug 5 Settle
5 YR           27794809     52    308 BOA JUNE 4 Settle
5 YR            2252941      2    358 Nat City Aug 5 Settle
5 YR            2332770      2    358 Nat City Aug 5 Settle
5 YR            2342585      2    358 Nat City Aug 5 Settle
5 YR            2308398      2    358 Nat City Aug 5 Settle
5 YR            2320999      2    358 Nat City Aug 5 Settle
5 YR            2176791      2    358 Nat City Aug 5 Settle
5 YR            2359019      2    358 Nat City Aug 5 Settle
5 YR            2336117      2    358 Nat City Aug 5 Settle
5 YR            2348570      2    358 Nat City Aug 5 Settle
5 YR         6667393786     11    349 BOA JUNE 4 Settle
5 YR         6622214200      6    354 BOA JUNE 4 Settle
5 YR         6306306116      5    355 BOA JUNE 4 Settle
5 YR            2217564      2    358 Nat City Aug 5 Settle
5 YR         6189521104     13    347 BOA JUNE 4 Settle
5 YR         6505508553      9    351 BOA JUNE 4 Settle
5 YR            1988549      2    358 Nat City Aug 5 Settle
5 YR            2412366      2    358 Nat City Aug 5 Settle
5 YR            2405412      2    358 Nat City Aug 5 Settle
5 YR            2320963      2    358 Nat City Aug 5 Settle
5 YR            1998256      2    358 Nat City Aug 5 Settle
5 YR         6651828730     15    345 BOA JUNE 4 Settle
5 YR            2315290      2    358 Nat City Aug 5 Settle
5 YR            2337673      2    358 Nat City Aug 5 Settle
5 YR            2091024      2    358 Nat City Aug 5 Settle
5 YR            2331863      2    358 Nat City Aug 5 Settle
5 YR         6856268534      2    358 BOA JUNE 4 Settle
5 YR         6583604498     12    348 BOA JUNE 4 Settle
5 YR            2120065      2    358 Nat City Aug 5 Settle
5 YR            2285633      2    358 Nat City Aug 5 Settle
5 YR            2267377      2    358 Nat City Aug 5 Settle
5 YR            2357930      2    358 Nat City Aug 5 Settle
5 YR         6455602497     11    349 BOA JUNE 4 Settle
5 YR         6081371673     12    348 BOA JUNE 4 Settle
5 YR         6477638040     10    350 BOA JUNE 4 Settle
5 YR         6784495993      4    356 BOA JUNE 4 Settle
5 YR         6010094909     11    349 BOA JUNE 4 Settle
5 YR            2351327      2    358 Nat City Aug 5 Settle
5 YR            2326980      2    358 Nat City Aug 5 Settle
5 YR            2332415      2    358 Nat City Aug 5 Settle
5 YR            2263441      2    358 Nat City Aug 5 Settle
5 YR            2287670      2    358 Nat City Aug 5 Settle
5 YR            2353923      2    358 Nat City Aug 5 Settle
5 YR            2271067      2    358 Nat City Aug 5 Settle
5 YR            2189791      2    358 Nat City Aug 5 Settle
5 YR            2366771      2    358 Nat City Aug 5 Settle
5 YR            2257509      2    358 Nat City Aug 5 Settle
5 YR            2319596      2    358 Nat City Aug 5 Settle
5 YR            2306247      2    358 Nat City Aug 5 Settle
5 YR            2380748      2    358 Nat City Aug 5 Settle
5 YR            2392938      2    358 Nat City Aug 5 Settle
5 YR            2380946      2    358 Nat City Aug 5 Settle
5 YR         6280899524     10    350 BOA JUNE 4 Settle
5 YR         6063066234      5    355 BOA JUNE 4 Settle
5 YR            2244325      2    358 Nat City Aug 5 Settle
5 YR            2257894      2    358 Nat City Aug 5 Settle
5 YR            2312496      2    358 Nat City Aug 5 Settle
5 YR            2379543      2    358 Nat City Aug 5 Settle
5 YR            2371524      2    358 Nat City Aug 5 Settle
5 YR         6951744611     10    350 BOA JUNE 4 Settle
5 YR            2320714      2    358 Nat City Aug 5 Settle
5 YR            2355186      2    358 Nat City Aug 5 Settle
5 YR            2379369      2    358 Nat City Aug 5 Settle
5 YR            1809604      2    358 Nat City Aug 5 Settle
5 YR            2166350      2    358 Nat City Aug 5 Settle
5 YR            2249935      2    358 Nat City Aug 5 Settle
5 YR            2275485      2    358 Nat City Aug 5 Settle
5 YR            2193768      2    358 Nat City Aug 5 Settle
5 YR            1421066      2    358 Nat City Aug 5 Settle
5 YR         6091669454      8    352 BOA JUNE 4 Settle
5 YR         6682584971      6    354 BOA JUNE 4 Settle
5 YR         6018309341      3    357 BOA JUNE 4 Settle
5 YR            2412565      2    358 Nat City Aug 5 Settle
5 YR         6237522062      3    357 BOA JUNE 4 Settle
5 YR            2356826      2    358 Nat City Aug 5 Settle
5 YR         6382065750     17    343 BOA JUNE 4 Settle
5 YR         6945112222      3    357 BOA JUNE 4 Settle
5 YR            2371077      2    358 Nat City Aug 5 Settle
5 YR            2353846      2    358 Nat City Aug 5 Settle
5 YR            2312680      2    358 Nat City Aug 5 Settle
5 YR            2304886      2    358 Nat City Aug 5 Settle
5 YR            2348489      2    358 Nat City Aug 5 Settle
5 YR         6340589289     15    345 BOA JUNE 4 Settle
5 YR            2327507      2    358 Nat City Aug 5 Settle
5 YR         6978522909      6    354 BOA JUNE 4 Settle
5 YR            2342828      2    358 Nat City Aug 5 Settle
5 YR         6603807535      4    356 BOA JUNE 4 Settle
5 YR            2361584      2    358 Nat City Aug 5 Settle
5 YR         6895183439      5    355 BOA JUNE 4 Settle
5 YR            2309272      2    358 Nat City Aug 5 Settle
5 YR            2366625      2    358 Nat City Aug 5 Settle
5 YR            2371725      2    358 Nat City Aug 5 Settle
5 YR            2353404      2    358 Nat City Aug 5 Settle
5 YR            2353214      2    358 Nat City Aug 5 Settle
5 YR         6449045563     14    346 BOA JUNE 4 Settle
5 YR            2312608      2    358 Nat City Aug 5 Settle
5 YR            2373756      2    358 Nat City Aug 5 Settle
5 YR            2300330      2    358 Nat City Aug 5 Settle
5 YR            2231847      2    358 Nat City Aug 5 Settle
5 YR         6231587137     17    343 BOA JUNE 4 Settle
5 YR            2359146      2    358 Nat City Aug 5 Settle
5 YR            2354137      2    358 Nat City Aug 5 Settle
5 YR            2235689      2    358 Nat City Aug 5 Settle
5 YR            2315356      2    358 Nat City Aug 5 Settle
5 YR            2313802      2    358 Nat City Aug 5 Settle
5 YR            2353644      2    358 Nat City Aug 5 Settle
5 YR         6217623310     12    348 BOA JUNE 4 Settle
5 YR            2350902      2    358 Nat City Aug 5 Settle
5 YR            2290531      2    358 Nat City Aug 5 Settle
5 YR            2310472      2    358 Nat City Aug 5 Settle
5 YR            2416376      2    358 Nat City Aug 5 Settle
5 YR            2359025      2    358 Nat City Aug 5 Settle
5 YR            2387185      2    358 Nat City Aug 5 Settle
5 YR            2394449      2    358 Nat City Aug 5 Settle
5 YR            2431292      2    358 Nat City Aug 5 Settle
5 YR            2360429      2    358 Nat City Aug 5 Settle
5 YR            2361479      2    358 Nat City Aug 5 Settle
5 YR            2332158      2    358 Nat City Aug 5 Settle
5 YR            2348476      2    358 Nat City Aug 5 Settle
5 YR            2373636      2    358 Nat City Aug 5 Settle
5 YR            2237039      2    358 Nat City Aug 5 Settle
5 YR            2305118      2    358 Nat City Aug 5 Settle
5 YR            2310307      2    358 Nat City Aug 5 Settle
5 YR            2331628      2    358 Nat City Aug 5 Settle
5 YR         6656399976      9    351 BOA JUNE 4 Settle
5 YR            2316239      2    358 Nat City Aug 5 Settle
5 YR         6066300648      9    351 BOA JUNE 4 Settle
5 YR            2386163      2    358 Nat City Aug 5 Settle
5 YR            2292987      2    358 Nat City Aug 5 Settle
5 YR            2082006      2    358 Nat City Aug 5 Settle
5 YR            2350190      2    358 Nat City Aug 5 Settle
5 YR            2172246      2    358 Nat City Aug 5 Settle
5 YR            2349602      2    358 Nat City Aug 5 Settle
5 YR            2380717      2    358 Nat City Aug 5 Settle
5 YR            2402420      2    358 Nat City Aug 5 Settle
5 YR            2262076      2    358 Nat City Aug 5 Settle
5 YR            2309125      2    358 Nat City Aug 5 Settle
5 YR            2331283      2    358 Nat City Aug 5 Settle
5 YR            2380827      2    358 Nat City Aug 5 Settle
5 YR            2011432      4    356 Nat City Aug 5 Settle
5 YR            2370384      2    358 Nat City Aug 5 Settle
5 YR            2353686      2    358 Nat City Aug 5 Settle
5 YR            2238234      2    358 Nat City Aug 5 Settle
5 YR            1749613      2    358 Nat City Aug 5 Settle
5 YR            2267586      2    358 Nat City Aug 5 Settle
5 YR            2313897      2    358 Nat City Aug 5 Settle
5 YR            2342652      2    358 Nat City Aug 5 Settle
5 YR            2353719      2    358 Nat City Aug 5 Settle
5 YR            2355381      2    358 Nat City Aug 5 Settle
5 YR            2358394      2    358 Nat City Aug 5 Settle
5 YR            2465021      2    358 Nat City Aug 5 Settle
5 YR         6855376023     17    343 BOA JUNE 4 Settle
5 YR         6761672366     16    344 BOA JUNE 4 Settle
5 YR            2331996      2    358 Nat City Aug 5 Settle
5 YR            2340106      2    358 Nat City Aug 5 Settle
5 YR         6014980632      9    351 BOA JUNE 4 Settle
5 YR            2287616      2    358 Nat City Aug 5 Settle
5 YR            2249981      2    358 Nat City Aug 5 Settle
5 YR            2314951      2    358 Nat City Aug 5 Settle
5 YR            2366762      2    358 Nat City Aug 5 Settle
5 YR            2313435      2    358 Nat City Aug 5 Settle
5 YR            2312060      2    358 Nat City Aug 5 Settle
5 YR         6690768731     14    346 BOA JUNE 4 Settle
5 YR            2342732      2    358 Nat City Aug 5 Settle
5 YR            2348424      2    358 Nat City Aug 5 Settle
5 YR            2359173      2    358 Nat City Aug 5 Settle
5 YR         6265662913     16    344 BOA JUNE 4 Settle
5 YR            2330832      2    358 Nat City Aug 5 Settle
5 YR            2348321      2    358 Nat City Aug 5 Settle
5 YR         6098354399     17    343 BOA JUNE 4 Settle
5 YR            2385810      2    358 Nat City Aug 5 Settle
5 YR         6660485365     17    343 BOA JUNE 4 Settle
5 YR            2360731      2    358 Nat City Aug 5 Settle
5 YR            2308784      2    358 Nat City Aug 5 Settle
5 YR         6969551172      9    351 BOA JUNE 4 Settle
5 YR            2262160      2    358 Nat City Aug 5 Settle
5 YR            2322090      2    358 Nat City Aug 5 Settle
5 YR            2414254      2    358 Nat City Aug 5 Settle
5 YR            2238248      2    358 Nat City Aug 5 Settle
5 YR            2260277      2    358 Nat City Aug 5 Settle
5 YR            2395551      2    358 Nat City Aug 5 Settle
5 YR            1423509      2    358 Nat City Aug 5 Settle
5 YR            2342704      2    358 Nat City Aug 5 Settle
5 YR            1422818      2    358 Nat City Aug 5 Settle
5 YR            2332292      2    358 Nat City Aug 5 Settle
5 YR            2347302      2    358 Nat City Aug 5 Settle
5 YR         6558530348      3    357 BOA JUNE 4 Settle
5 YR            2158045      2    358 Nat City Aug 5 Settle
5 YR            2251080      2    358 Nat City Aug 5 Settle
5 YR         6996897341      9    351 BOA JUNE 4 Settle
5 YR         6733198110     10    350 BOA JUNE 4 Settle
5 YR         7016812492      9    351 BOA JUNE 4 Settle
5 YR         6730138689      4    356 BOA JUNE 4 Settle
5 YR         6722707392      3    357 BOA JUNE 4 Settle
5 YR         6662744132      3    357 BOA JUNE 4 Settle
5 YR         6829826632      9    351 BOA JUNE 4 Settle
5 YR         6469762352      5    355 BOA JUNE 4 Settle
5 YR         6888180236      4    356 BOA JUNE 4 Settle
5 YR         6569435768      4    356 BOA JUNE 4 Settle
5 YR         6806498082      7    173 BOA JUNE 4 Settle
5 YR         6617312092     11    349 BOA JUNE 4 Settle
5 YR         6928276416      3    357 BOA JUNE 4 Settle
5 YR         6386451980     16    344 BOA JUNE 4 Settle
5 YR         6003861116      9    351 BOA JUNE 4 Settle
5 YR         6573224893      4    356 BOA JUNE 4 Settle
5 YR            2324264      2    358 Nat City Aug 5 Settle
5 YR         6831581571      4    356 BOA JUNE 4 Settle
5 YR         6677166578      9    351 BOA JUNE 4 Settle
5 YR            2350717      2    358 Nat City Aug 5 Settle
5 YR            2439090      2    358 Nat City Aug 5 Settle
5 YR            2256774      3    357 Nat City Aug 5 Settle
5 YR         6025628774     10    350 BOA JUNE 4 Settle
5 YR            2165329      4    356 Nat City Aug 5 Settle
5 YR            2366403      2    358 Nat City Aug 5 Settle
5 YR            2249235      2    358 Nat City Aug 5 Settle
5 YR            2313479      2    358 Nat City Aug 5 Settle
5 YR            2407605      2    358 Nat City Aug 5 Settle
5 YR         6319279763     11    349 BOA JUNE 4 Settle
5 YR            2160334      2    358 Nat City Aug 5 Settle
5 YR            2364792      2    358 Nat City Aug 5 Settle
5 YR            2303331      1    359 Nat City Aug 5 Settle
5 YR            2255831      2    358 Nat City Aug 5 Settle
5 YR            2241935      2    358 Nat City Aug 5 Settle
5 YR            1962371      2    358 Nat City Aug 5 Settle
5 YR            2290785      2    358 Nat City Aug 5 Settle
5 YR            2344401      2    358 Nat City Aug 5 Settle
5 YR            2219674      2    358 Nat City Aug 5 Settle
5 YR            2266360      2    358 Nat City Aug 5 Settle
5 YR            2343714      2    358 Nat City Aug 5 Settle
5 YR            2247108      2    358 Nat City Aug 5 Settle
5 YR         6333544515      9    351 BOA JUNE 4 Settle
5 YR            2311594      2    358 Nat City Aug 5 Settle
5 YR         6769263523      7    353 BOA JUNE 4 Settle
5 YR            2302517      2    358 Nat City Aug 5 Settle
5 YR            2338093      2    358 Nat City Aug 5 Settle
5 YR            1950949      4    356 Nat City May 20 Settle
5 YR            2297835      2    358 Nat City Aug 5 Settle
5 YR         6643925693     16    344 BOA JUNE 4 Settle
5 YR         6439411007     11    349 BOA JUNE 4 Settle
5 YR            2215684      3    357 Nat City Aug 5 Settle
5 YR            2417614      2    358 Nat City Aug 5 Settle
5 YR            2222382      2    358 Nat City Aug 5 Settle
5 YR            2340210      2    358 Nat City Aug 5 Settle
5 YR         6251769565     11    349 BOA JUNE 4 Settle
5 YR         6641187098     10    350 BOA JUNE 4 Settle
5 YR         6087787435      9    351 BOA JUNE 4 Settle
5 YR         7016383791      9    351 BOA JUNE 4 Settle
5 YR         6425774996      9    351 BOA JUNE 4 Settle
5 YR            2297179      2    358 Nat City Aug 5 Settle
5 YR            2301524      2    358 Nat City Aug 5 Settle
5 YR         6164328988      4    356 BOA JUNE 4 Settle
5 YR            2344972      2    358 Nat City Aug 5 Settle
5 YR         6781855553     16    344 BOA JUNE 4 Settle
5 YR         7016561065      9    351 BOA JUNE 4 Settle
5 YR         6533040785      7    353 BOA JUNE 4 Settle
5 YR         6886187431      5    355 BOA JUNE 4 Settle
5 YR         6309162441      5    355 BOA JUNE 4 Settle
5 YR         6738250254      3    357 BOA JUNE 4 Settle
5 YR            1692711      2    358 Nat City Aug 5 Settle
5 YR            2294636      2    358 Nat City Aug 5 Settle
5 YR            2373720      2    358 Nat City Aug 5 Settle
5 YR            1960035      2    358 Nat City Aug 5 Settle
5 YR         6627033118     11    349 BOA JUNE 4 Settle
5 YR         6245723652     11    349 BOA JUNE 4 Settle
5 YR         6532259311     11    349 BOA JUNE 4 Settle
5 YR         7016265782     10    350 BOA JUNE 4 Settle
5 YR         6359208151      9    351 BOA JUNE 4 Settle
5 YR         6373013207      9    351 BOA JUNE 4 Settle
5 YR         6395322362      8    352 BOA JUNE 4 Settle
5 YR         6167643490      6    354 BOA JUNE 4 Settle
5 YR         6682783904      6    354 BOA JUNE 4 Settle
5 YR         6093020243      5    355 BOA JUNE 4 Settle
5 YR         6159127924      5    355 BOA JUNE 4 Settle
5 YR         6863591886      5    355 BOA JUNE 4 Settle
5 YR         6574745441      4    176 BOA JUNE 4 Settle
5 YR         6150555933      4    356 BOA JUNE 4 Settle
5 YR            2234775      3    357 Nat City Aug 5 Settle
5 YR            2155022      3    357 Nat City Aug 5 Settle
5 YR            2176865      2    358 Nat City Aug 5 Settle
5 YR            2309518      2    358 Nat City Aug 5 Settle
5 YR            2379396      2    358 Nat City Aug 5 Settle
5 YR         6022793399      3    357 BOA JUNE 4 Settle
5 YR            2247259      2    358 Nat City Aug 5 Settle
5 YR            2246877      2    358 Nat City Aug 5 Settle
5 YR            2398649      2    358 Nat City Aug 5 Settle
5 YR            2351037      2    358 Nat City Aug 5 Settle
5 YR         6091336609      2    358 BOA JUNE 4 Settle
5 YR            2301510      2    358 Nat City Aug 5 Settle
5 YR            2262366      2    358 Nat City Aug 5 Settle
5 YR            2379756      2    358 Nat City Aug 5 Settle
5 YR            2297574      2    358 Nat City Aug 5 Settle
5 YR            2269914      2    358 Nat City Aug 5 Settle
5 YR            2386642      2    358 Nat City Aug 5 Settle
5 YR            2332681      2    358 Nat City Aug 5 Settle
5 YR            2381239      2    358 Nat City Aug 5 Settle
5 YR            2168016      2    358 Nat City Aug 5 Settle
5 YR            2350132      2    358 Nat City Aug 5 Settle
5 YR            2114870      2    358 Nat City Aug 5 Settle
5 YR            2126160      2    358 Nat City Aug 5 Settle
5 YR            2077060      2    358 Nat City Aug 5 Settle
5 YR         6459962285      2    358 BOA JUNE 4 Settle
5 YR            2350466      2    358 Nat City Aug 5 Settle
5 YR         6188739871      2    358 BOA JUNE 4 Settle
5 YR            2316330      2    358 Nat City Aug 5 Settle
5 YR         6105089921     16    224 BOA JUNE 4 Settle
5 YR            2305147      3    357 Nat City Aug 5 Settle
5 YR            2238038      2    358 Nat City Aug 5 Settle
5 YR         6996599798     14    346 BOA JUNE 4 Settle
5 YR         6304377754      4    356 BOA JUNE 4 Settle
5 YR            2335853      2    358 Nat City Aug 5 Settle
5 YR         6896756837     12    348 BOA JUNE 4 Settle
5 YR         6173084374     10    350 BOA JUNE 4 Settle
5 YR         6656260434      4    356 BOA JUNE 4 Settle
5 YR         6070790206      3    357 BOA JUNE 4 Settle
5 YR            2342557      2    358 Nat City Aug 5 Settle
5 YR         6222918549      6    354 BOA JUNE 4 Settle
5 YR         6726939439      5    355 BOA JUNE 4 Settle
5 YR         6971648834      9    351 BOA JUNE 4 Settle
5 YR         6018807021      2    358 BOA JUNE 4 Settle
5 YR         6413410512     12    348 BOA JUNE 4 Settle
5 YR         7016352416     10    350 BOA JUNE 4 Settle
5 YR         6518411357      5    355 BOA JUNE 4 Settle
5 YR         6335704489      4    356 BOA JUNE 4 Settle
5 YR            2240306      3    357 Nat City Aug 5 Settle
5 YR            2321659      3    357 Nat City Aug 5 Settle
5 YR            2424248      2    358 Nat City Aug 5 Settle
5 YR            2269790      2    358 Nat City Aug 5 Settle
5 YR            2301554      2    358 Nat City Aug 5 Settle
5 YR            2350745      2    358 Nat City Aug 5 Settle
5 YR            2305329      1    359 Nat City Aug 5 Settle
5 YR            2349233      2    358 Nat City Aug 5 Settle
5 YR            2293092      2    358 Nat City Aug 5 Settle
5 YR            2348471      2    358 Nat City Aug 5 Settle
5 YR            2249778      2    358 Nat City Aug 5 Settle
5 YR         6106046292      7    353 BOA JUNE 4 Settle
5 YR         6718314674      5    355 BOA JUNE 4 Settle
5 YR            2342717      2    358 Nat City Aug 5 Settle
5 YR            2350134      2    358 Nat City Aug 5 Settle
5 YR            2399608      2    358 Nat City Aug 5 Settle
5 YR            2136562      2    358 Nat City Aug 5 Settle
5 YR            2273268      2    358 Nat City Aug 5 Settle
5 YR         6933969351      6    354 BOA JUNE 4 Settle
5 YR            2291933      3    357 Nat City Aug 5 Settle
5 YR            2308381      2    358 Nat City Aug 5 Settle
5 YR            2252758      2    358 Nat City Aug 5 Settle
5 YR            2352906      2    358 Nat City Aug 5 Settle
5 YR         6044384573      5    355 BOA JUNE 4 Settle
5 YR         6444352493      4    356 BOA JUNE 4 Settle
5 YR            2248401      3    357 Nat City Aug 5 Settle
5 YR            2140760      3    357 Nat City Aug 5 Settle
5 YR            2302052      2    358 Nat City Aug 5 Settle
5 YR            2331145      2    358 Nat City Aug 5 Settle
5 YR            2344830      2    358 Nat City Aug 5 Settle
5 YR            2378694      2    358 Nat City Aug 5 Settle
5 YR            2326127      2    358 Nat City Aug 5 Settle
5 YR            2382167      2    358 Nat City Aug 5 Settle
5 YR            2316101      2    358 Nat City Aug 5 Settle
5 YR            2404584      2    358 Nat City Aug 5 Settle
5 YR            1945577      2    358 Nat City Aug 5 Settle
5 YR            2218915      2    358 Nat City Aug 5 Settle
5 YR            2302655      2    358 Nat City Aug 5 Settle
5 YR            2401483      2    358 Nat City Aug 5 Settle
5 YR            2310978      2    358 Nat City Aug 5 Settle
5 YR            2223034      1    359 Nat City Aug 5 Settle
5 YR            2116661      3    357 Nat City Aug 5 Settle
5 YR            2427807      2    358 Nat City Aug 5 Settle
5 YR            2338018      2    358 Nat City Aug 5 Settle
5 YR            2267024      3    357 Nat City Aug 5 Settle
5 YR            2276700      2    358 Nat City Aug 5 Settle
5 YR            2293536      2    358 Nat City Aug 5 Settle
5 YR         6558839954      8    352 BOA JUNE 4 Settle
5 YR            2220187      2    358 Nat City Aug 5 Settle
5 YR            2397229      2    358 Nat City Aug 5 Settle
5 YR            2380618      2    358 Nat City Aug 5 Settle
5 YR         6125902558      3    357 BOA JUNE 4 Settle
5 YR            2266920      2    358 Nat City Aug 5 Settle
5 YR         6440435888      9    351 BOA JUNE 4 Settle
5 YR         6253587437      4    356 BOA JUNE 4 Settle
5 YR         6314087773      5    355 BOA JUNE 4 Settle
5 YR            1585355      2    358 Nat City Aug 5 Settle
5 YR            2224211      2    358 Nat City Aug 5 Settle
5 YR            2353138      2    358 Nat City Aug 5 Settle
5 YR            2257832      2    358 Nat City Aug 5 Settle
5 YR            2379987      2    358 Nat City Aug 5 Settle
5 YR            2314910      2    358 Nat City Aug 5 Settle
5 YR            2238432      2    358 Nat City Aug 5 Settle
5 YR         6979832158     11    349 BOA JUNE 4 Settle
5 YR            2253292      2    358 Nat City Aug 5 Settle
5 YR         6430293800      9    351 BOA JUNE 4 Settle
5 YR         6527925983      9    351 BOA JUNE 4 Settle
5 YR         6897436140      9    351 BOA JUNE 4 Settle
5 YR         6614449020      5    355 BOA JUNE 4 Settle
5 YR            2242653      2    358 Nat City Aug 5 Settle
5 YR            2405708      2    358 Nat City Aug 5 Settle
5 YR         6178375868      6    354 BOA JUNE 4 Settle
5 YR         6782238742      5    355 BOA JUNE 4 Settle
5 YR         6749841273      4    356 BOA JUNE 4 Settle
5 YR         6341001540      5    355 BOA JUNE 4 Settle
5 YR         6419454613      3    357 BOA JUNE 4 Settle
5 YR         6165139160     10    350 BOA JUNE 4 Settle
5 YR         6033666386      4    356 BOA JUNE 4 Settle
5 YR         6254975201      4    356 BOA JUNE 4 Settle
5 YR         6822279730      3    357 BOA JUNE 4 Settle
5 YR         6962558349      2    358 BOA JUNE 4 Settle
5 YR         6094062632     16    344 BOA JUNE 4 Settle
5 YR         6737408325     10    170 BOA JUNE 4 Settle
5 YR         6908047142      7    353 BOA JUNE 4 Settle
5 YR         6008652676      4    356 BOA JUNE 4 Settle
5 YR         6825495739      5    355 BOA JUNE 4 Settle
5 YR         6197053025      2    358 BOA JUNE 4 Settle
5 YR         6219341275      2    358 BOA JUNE 4 Settle
5 YR         6651242155      3    357 BOA JUNE 4 Settle
5 YR            2406944      2    358 Nat City Aug 5 Settle
5 YR         6861088844     11    349 BOA JUNE 4 Settle
5 YR            2418167      2    358 Nat City Aug 5 Settle
5 YR         6944842860      5    355 BOA JUNE 4 Settle
5 YR         6541737463      4    356 BOA JUNE 4 Settle
5 YR            2305039      2    358 Nat City Aug 5 Settle
5 YR         6221635953      3    357 BOA JUNE 4 Settle
5 YR         6072509406      9    351 BOA JUNE 4 Settle
5 YR         6156684497      5    355 BOA JUNE 4 Settle
5 YR         6450459976      4    356 BOA JUNE 4 Settle
5 YR            2423496      2    358 Nat City Aug 5 Settle
5 YR         6441974349      6    354 BOA JUNE 4 Settle
5 YR            1272994      2    358 Nat City Aug 5 Settle
5 YR            2369665      2    358 Nat City Aug 5 Settle
5 YR            2327575      2    358 Nat City Aug 5 Settle
5 YR            2335858      2    358 Nat City Aug 5 Settle
5 YR            2315923      2    358 Nat City Aug 5 Settle
5 YR            2298389      2    358 Nat City Aug 5 Settle
5 YR            2186435      2    358 Nat City Aug 5 Settle
5 YR            2004689      2    358 Nat City Aug 5 Settle
5 YR            2127222      2    358 Nat City Aug 5 Settle
5 YR            2088799      2    358 Nat City Aug 5 Settle
5 YR         6979076681     11    349 BOA JUNE 4 Settle
5 YR            2333395      2    358 Nat City Aug 5 Settle
5 YR            2107710      2    358 Nat City Aug 5 Settle
5 YR            2305927      2    358 Nat City Aug 5 Settle
5 YR            2349139      2    358 Nat City Aug 5 Settle
5 YR            2359460      2    358 Nat City Aug 5 Settle
5 YR            2265981      2    358 Nat City Aug 5 Settle
5 YR            2203623      2    358 Nat City Aug 5 Settle
5 YR            2000419      2    358 Nat City Aug 5 Settle
5 YR            1828203      2    358 Nat City Aug 5 Settle
5 YR            2239012      2    358 Nat City Aug 5 Settle
5 YR            2330630      2    358 Nat City Aug 5 Settle
5 YR         6656869028     17    343 BOA JUNE 4 Settle
5 YR         6546275600     12    348 BOA JUNE 4 Settle
5 YR            2240719      2    358 Nat City Aug 5 Settle
5 YR         6748285696      9    351 BOA JUNE 4 Settle
5 YR            2288735      2    358 Nat City Aug 5 Settle
5 YR         6133415031      3    357 BOA JUNE 4 Settle
5 YR         6252530354      4    356 BOA JUNE 4 Settle
5 YR            2354025      2    358 Nat City Aug 5 Settle
5 YR         6574416936      3    357 BOA JUNE 4 Settle
5 YR         6920321889     11    349 BOA JUNE 4 Settle
5 YR         6742233213      3    357 BOA JUNE 4 Settle
5 YR            2037988      4    356 Nat City Aug 5 Settle
5 YR         6585343376      5    355 BOA JUNE 4 Settle
5 YR         6586608215      4    356 BOA JUNE 4 Settle
5 YR            1542700      3    357 Nat City Aug 5 Settle
5 YR            2364067      2    358 Nat City Aug 5 Settle
5 YR            2330728      2    358 Nat City Aug 5 Settle
5 YR            2348555      2    358 Nat City Aug 5 Settle
5 YR            2293174      2    358 Nat City Aug 5 Settle
5 YR            2380210      2    358 Nat City Aug 5 Settle
5 YR         6773867459     12    348 BOA JUNE 4 Settle
5 YR         6513109816      6    354 BOA JUNE 4 Settle
5 YR         6667229766      7    353 BOA JUNE 4 Settle
5 YR         7016591971      9    351 BOA JUNE 4 Settle
5 YR            2381596      2    358 Nat City Aug 5 Settle
5 YR            2096181      2    358 Nat City Aug 5 Settle
5 YR         6537345602     11    349 BOA JUNE 4 Settle
5 YR            2354190      2    358 Nat City Aug 5 Settle
5 YR             821405      2    358 Nat City Aug 5 Settle
5 YR            2354275      2    358 Nat City Aug 5 Settle
5 YR            2237553      2    358 Nat City Aug 5 Settle
5 YR         6380569985      4    356 BOA JUNE 4 Settle
5 YR            2342002      2    358 Nat City Aug 5 Settle
5 YR            2316753      2    358 Nat City Aug 5 Settle
5 YR            2277733      2    358 Nat City Aug 5 Settle
5 YR            2235790      2    358 Nat City Aug 5 Settle
5 YR            2235810      2    358 Nat City Aug 5 Settle
5 YR            2235797      2    358 Nat City Aug 5 Settle
5 YR            2285922      2    358 Nat City Aug 5 Settle
5 YR            2442656      2    358 Nat City Aug 5 Settle
5 YR            2356716      2    358 Nat City Aug 5 Settle
5 YR            2258564      2    358 Nat City Aug 5 Settle
5 YR            1976091      2    358 Nat City Aug 5 Settle
5 YR            2306803      2    358 Nat City Aug 5 Settle

                                  SCHEDULE III

                             GROUP 3 MORTGAGE LOANS

prod3    anum           lname                fname                pbal         rate    city

7 YR            2142300 PHILLIPS             CLOTILDE                   355400     5.5 TUCSON
7 YR            2277266 SEVIER               BRUCE                   359581.99       5 SACRAMENTO
7 YR            2314981 PALMER               SHELBY                  346220.58   5.375 SARATOGA
7 YR            2319001 NGUYEN               HONG                    496707.75     5.5 SARATOGA
7 YR            2340186 SHIU                 JOHNNY                  371094.73    5.25 FREMONT
7 YR            2222662 SCHMIDT              MERRIE                     380900    5.75 ALAMEDA
7 YR            1609182 FARRO                KENNETH                    385000   5.875 DISCOVERY BAY
7 YR            2301400 STRAIN               JOHN                    643474.16   5.125 GREENBRAE
7 YR            2370736 HERBERT              ALLISON                 412005.44       5 DANA POINT
7 YR            2243294 BARNES               AUSTIN                  261981.04    5.25 CARLSBAD
7 YR            1846141 B PRASAD             VENKATESWAR             353071.25       5 SAN DIEGO
7 YR            2256502 PATTON               ELKE                     404686.2       5 LA JOLLA
7 YR            2309029 GOLDEN               BRONCE                  233891.91   4.625 VACAVILLE
7 YR            1342161 BURTRUM              JOHN                       334000   5.375 GOLDEN
7 YR            2123304 SCANLON              PATRICIA                184812.93   4.875 PARKER
7 YR            2305378 WATSON               MARK                    338490.01    5.75 HIGHLANDS RANCH
7 YR            2127737 ARENTZ               RICHARD                    630000     5.5 WASHINGTON
7 YR            2245283 DICKERSON            JOHN                    508827.46    5.25 WASHINGTON
7 YR            2215402 MURRAY               JOHN                     368965.4   5.625 WASHINGTON
7 YR            2207314 NYE                  DAVID                   387886.15    5.25 STAFFORD
7 YR            2312928 WILLIS               R.                      331735.55    5.25 ALPHARETTA
7 YR            2332017 WHITE                JULIE                      198000       5 ALPHARETTA
7 YR            2270687 MURRILL              CHRISTOPHER             167851.84   5.375 DECATUR
7 YR            2243764 MARTIN               KIRK                    366526.81    5.25 MABLETON
7 YR         6814034754 ONATE                MARCUS                  147875.62     5.5 PLAINFIELD
7 YR         6973030072 MOORE                BRENT                   179304.73    5.25 CHARLOTTE
7 YR            2343920 WOOD                 PAUL                    174497.71     5.5 ALBUQUERQUE
7 YR         6309099627 FUNK                 ADAM                      50971.7   5.375 RENO
7 YR         6596285012 DARVISHZADEH         JERALD                  386659.17    8.75 GREAT NECK
7 YR         6428888249 RAMEY                DEXTER                   93006.47    4.75 RICHMOND
7 YR         6943463072 KAFKA                RUSSELL                 126815.81   4.625 TROUTMAN
7 YR            2296797 KELSEY               BOULTER                 397363.88    5.25 ST. LOUIS
7 YR         6708984783 ANDERSEN             SHERRY                   80991.92    4.75 LAS CRUCES
7 YR            2275419 JASPER               DANIEL                  568658.73   5.125 ST LOUIS
7 YR            2373548 STERN                SCOTT                    416746.6    4.75 OLIVETTE
7 YR         6995488340 GABRIEL              LUIS                     99469.71       5 NORTH LITTL
7 YR            1423607 MCDONALD             JIMMY                   478789.79    4.75 LEANDER
7 YR            2309424 OW                   MARK                     497604.8   5.375 AUSTIN
7 YR         6712416418 KOCH                 HEATHER                 117482.06   4.375 SAND SPRING
7 YR            1982136 WINTSCH              JOSEPH                  443824.05     5.5 KIMBERTON
7 YR            1714951 TILLERY              SHELLY                  239433.78   5.625 UNIVERSITY PARK
7 YR            2273503 ROHER                WILLIAM                    174800    5.25 CELINA
7 YR            2285446 LANGE                TODD                    648573.82     5.5 DALLAS
7 YR            2257078 SMITH                GREGORY                 433292.11   5.125 HOUSTON
7 YR            2419394 ASTON                PETER                   249340.33     4.5 THE WOODLANDS
7 YR            2007473 ROGERS               MICHAEL                 483520.21   5.125 ARLINGTON
7 YR            2234274 BERONJA              GREGORY                 498650.52   4.375 ARLINGTON
7 YR            2313175 BLAKE                DONALD                  403092.56   5.375 OAKHILL
7 YR            2244239 CLARK                LORENZO                 354183.81    5.25 OAKTON
7 YR            2276324 BABARSKY             JOSEPH                     551500    5.25 PURCELLVILLE
7 YR            2233110 FERGUSON             AARON                   343112.66   4.625 ASHBURN
7 YR            2315142 CHAPMAN              RICHARD                 509179.51       5 ALEXANDRIA
7 YR            2273145 RICE                 WILLIAM                    689600     5.5 ALEXANDRIA
7 YR         6496384071 MCCARTHY             NEIL                    173268.14    4.25 BURLINGTON
7 YR         6399867602 VILLERS              DUSTIN                  146585.55   5.375 TACOMA
7 YR            2259759 BAJULAIYE            OLUROTIMI                428964.5       5 NEW ROCHELLE
7 YR            2286260 GRAHAM               DEAN                    581020.39    4.75 BETHESDA
7 YR            2308184 VAN HORN             MARLIN                  608531.04       5 ROCKVILLE
7 YR            2383395 LIPTON               ROBERT                   211410.1     5.5 ROCKVILLE
7 YR         6947957798 FEIGIN               YAKOV                   143287.43   4.875 REISTERSTOW
7 YR         6487963784 BARNETT              KOBIE                   108605.44       5 CHARLOTTE
7 YR            2137061 MACDONELL            FRANK                   387647.56     5.5 BLOOMFIELD
7 YR            2156882 REID                 DENNIS                  351152.33       5 ROCHESTER
7 YR            2425682 SUNDERLAND           STEPHEN                 273675.94     4.5 STILLWATER
7 YR            1973428 HOAGLUND             JOHN                    403567.46   5.125 EDEN PRAIRIE
7 YR            2136060 BATTLES              WILTON                  474853.72       5 DES PLAINES
7 YR            2337690 KSIAZEK              ROBERT                  135701.58     5.5 PALATINE
7 YR            2309062 BARAD                EDWARD                     410000       5 ENGLEWOOD
7 YR            1450984 MCCORD               DOUGLAS                 237241.53   5.875 PHOENIX
7 YR            2224914 BAILEY               RICHARD                    195800    5.75 PHOENIX
7 YR         7016308822 VILLAFAN             RAMON                    89972.39   5.625 MESA
7 YR         6866476887 BOUCK                SHARI                   137662.32   5.125 GILBERT
7 YR            2271966 SHORE                MICHAEL                 201898.61       5 CHANDLER
7 YR            1428223 CALLAHAN             JOHN                    432567.85       6 SCOTTSDALE
7 YR            2262696 CAMPBELL             CHRIS                      292400       5 SCOTTSDALE
7 YR            2222352 ROBERTS              DAVID                   358812.45     5.5 SCOTTSDALE
7 YR            2395771 BROWN                G                       648284.87     4.5 TEMPE
7 YR            2304441 OUREN                THOMAS                     351600   5.375 GILBERT
7 YR         6391043723 RODRIGUEZ            NESTOR                  123561.37   5.125 ALOHA
7 YR            2148436 FERM                 ROBERT                  458865.88    5.25 MANCHESTER
7 YR            2247577 JONES                JEFFREY                 597597.59    5.25 AVALON
7 YR            2221980 ROCHWARG             SUSAN                      284000   5.625 NORTH ANDOVER
7 YR            2337214 TIERNEY              GEORGE                     400000   5.125 FAIRFIELD
7 YR            2027015 PENDLETON            GREGORY                 418988.58       5 MOUNTAIN LAKES
7 YR            2099423 KLOK                 JENS                    356159.95   5.125 MAHWAH
7 YR            1045906 GALLAGHER            WILLIAM                 462433.19   5.375 SEA ISLE CITY
7 YR            2317713 RAYNER               MARCUS                  251433.98   5.375 LAMBERTVILLE

(TABLE CONTINUED)

prod3   anum            addr                         state  zip     oterm   pdate      mdate       aterm   sfee

7 YR           2142300  5 E CALLE DE FELICIDAD       AZ       85716     360   7/1/2003    5/1/2033          0.25
7 YR           2277266  7283 GARDEN HWY              CA       95837     360   7/1/2003    6/1/2033     358  0.25
7 YR           2314981  18724 MCCOY AVE              CA       95070     360   7/1/2003    6/1/2033     358  0.25
7 YR           2319001  18982 BELLGROVE CIR          CA       95070     360   7/1/2003    6/1/2033     358  0.25
7 YR           2340186  36150 EASTERDAY WAY          CA       94536     360   8/1/2003    6/1/2033     358  0.25
7 YR           2222662  3215 FAIRVIEW AVE            CA       94501     360   7/1/2003    5/1/2033          0.25
7 YR           1609182  4969 NORTH PT                CA       94514     360   7/1/2003   10/1/2032          0.25
7 YR           2301400  120 VIA LA PAZ               CA       94904     360   7/1/2003    6/1/2033     358  0.25
7 YR           2370736  25225 PERCH DRIVE            CA       92629     360   7/1/2003    6/1/2033     358  0.25
7 YR           2243294  2722 GLASGOW DR              CA       92008     360   7/1/2003    5/1/2033          0.25
7 YR           1846141  16448 CAMELAS WALK           CA       92127     360   8/1/2003    6/1/2033          0.25
7 YR           2256502  5505 BELLEVUE AVE            CA       92037     360   7/1/2003    6/1/2033          0.25
7 YR           2309029  759 TIPPERARY DR             CA       95688     360   7/1/2003    6/1/2033     356  0.25
7 YR           1342161  21588 MOUNTSFIELD DR         CO       80401     360   7/1/2003   10/1/2032          0.25
7 YR           2123304  10026 GRANITE HILL DR        CO       80134     360   7/1/2003    5/1/2033     357  0.25
7 YR           2305378  434 WINTERTHUR WAY           CO       80129     360   7/1/2003    6/1/2033     358  0.25
7 YR           2127737  3629 WINDOM PL NW            DC       20008     360   7/1/2003    5/1/2033          0.25
7 YR           2245283  2343 KING PLACE              DC       20007     360   7/1/2003    6/1/2033     358  0.25
7 YR           2215402  6361 31ST PL NW              DC       20015     360   7/1/2003    6/1/2033     357  0.25
7 YR           2207314  16 MOSBY LANE                VA       22556     356   8/1/2003    2/1/2033     354  0.25
7 YR           2312928  320 GALLOWAY VIEW            GA       30004     360   7/1/2003    6/1/2033     358  0.25
7 YR           2332017  334 LEEWARD WALK LN          GA       30005     360   8/1/2003    6/1/2033          0.25
7 YR           2270687  225 E PONCE DE LEON AVE      GA       30030     360   7/1/2003    5/1/2033          0.25
7 YR           2243764  707 VININGS ESTATES DR SE    GA       30126     360   7/1/2003    5/1/2033     357  0.25
7 YR        6814034754  1905 STEWARD LANE            IL       60544     360   7/1/2003   11/1/2032     351  0.25
7 YR        6973030072  746 GARDEN DISTRICT CR       NC       28202     360   7/1/2003    1/1/2033     347  0.25
7 YR           2343920  2416 ROZINANTE DR NW         NM       87104     360   7/1/2003    6/1/2033          0.25
7 YR        6309099627  3399 CRYSTAL LANE #C1        NV       89512     360   8/1/2003    1/1/2033     350  0.25
7 YR        6596285012  42 POLO RD                   NY       11023     360   7/1/2003    8/1/2030     324  0.25
7 YR        6428888249  817 VICKILEE CT              VA       23236     360   8/1/2003    3/1/2033     355  0.25
7 YR        6943463072  139 MEADOWFALL LANE          NC       28166     360   8/1/2003    4/1/2033     356  0.25
7 YR           2296797  500 N AND SOUTH RD           MO       63130     360   7/1/2003    5/1/2033     357  0.25
7 YR        6708984783  1178 MCCLANE CT              NM       88001     360   7/1/2003    5/1/2033     357  0.25
7 YR           2275419  127 TOPTON WAY               MO       63105     360   7/1/2003    6/1/2033     358  0.25
7 YR           2373548  801 NEWCASTLE DR             MO       63132     360   7/1/2003    6/1/2033     358  0.25
7 YR        6995488340  6417 ROLLING HILLS           AR       72118     360   8/1/2003    6/1/2033     358  0.25
7 YR           1423607  17501 NAVIGATION LANE        TX       78645     360   7/1/2003    6/1/2033     358  0.25
7 YR           2309424  9505 PRINCE WILLIAM          TX       78730     360   8/1/2003    6/1/2033     358  0.25
7 YR        6712416418  4606 S LINWOOD DR            OK       74063     360   7/1/2003    6/1/2033     358  0.25
7 YR           1982136  71 HARVEST CIR               PA       19460     360   7/1/2003    6/1/2033     358  0.25
7 YR           1714951  2864 UNIVERSITY BLVD.        TX       75205     360   7/1/2003   12/1/2032     352  0.25
7 YR           2273503  8867 COUNTY 135 ROAD         TX       75009     360   7/1/2003    6/1/2033          0.25
7 YR           2285446  7820 STANFORD                TX       75225     360   8/1/2003    6/1/2033     358  0.25
7 YR           2257078  4236 ALBANS ST               TX       77005     360   7/1/2003    6/1/2033     358  0.25
7 YR           2419394  78 E GREEN GABLES CIR        TX       77382     360   7/1/2003    6/1/2033     358  0.25
7 YR           2007473  6008 1ST ST N                VA       22203     360   8/1/2003    3/1/2033     355  0.25
7 YR           2234274  3937 27TH RD N               VA       22207     360   7/1/2003    6/1/2033     358  0.25
7 YR           2313175  11904 PARADISE LN            VA       20171     360   7/1/2003    6/1/2033     358  0.25
7 YR           2244239  11004 KILKEEL CT             VA       22124     360   7/1/2003    6/1/2033     358  0.25
7 YR           2276324  37649 SNICKERSVILLE TURNP    VA       20132     360   7/1/2003    6/1/2033          0.25
7 YR           2233110  43884 STRONGHOLD CT          VA       20147     360   7/1/2003    6/1/2033     358  0.25
7 YR           2315142  4028 MOSS PLACE              VA       22304     360   7/1/2003    6/1/2033     355  0.25
7 YR           2273145  505 S FAIRFAX ST             VA       22314     360   7/1/2003    6/1/2033          0.25
7 YR        6496384071  161 AUSTIN DR                VT        5401     360   8/1/2003   11/1/2032     351  0.25
7 YR        6399867602  7802 S FAWCETT AVE           WA       98408     360   7/1/2003    4/1/2033     356  0.25
7 YR           2259759  90 VICTORY BLVD              NY       10804     360   7/1/2003    6/1/2033     358  0.25
7 YR           2286260  5407 DUVALL DR               MD       20816     360   7/1/2003    6/1/2033     358  0.25
7 YR           2308184  13604 DAPHNEY HOUSE CT       MD       20850     360   7/1/2003    6/1/2033     358  0.25
7 YR           2383395  10500 ROCKVILLE PIKE APT     MD       20852     360   8/1/2003    6/1/2033     358  0.25
7 YR        6947957798  30 WESSEX CT                 MD       21117     360   7/1/2003    4/1/2033     356  0.25
7 YR        6487963784  15554 ASTERWIND CT           NC       28277     360   7/1/2003    5/1/2033     357  0.25
7 YR           2137061  2408 HICKORY GLEN            MI       48302     360   7/1/2003    6/1/2033     358  0.25
7 YR           2156882  3934 FAWN DR                 MI       48306     360   7/1/2003    6/1/2033     358  0.25
7 YR           2425682  12993 BOUTWELL RD N          MN       55082     360   7/1/2003    6/1/2033     358  0.25
7 YR           1973428  10491 MANTON LANE            MN       55347     360   7/1/2003    5/1/2033     357  0.25
7 YR           2136060  9701 N OAK LN                IL       60016     360   8/1/2003    6/1/2033     358  0.25
7 YR           2337690  1410 STERLING AVE #203       IL       60067     360   8/1/2003    6/1/2033     358  0.25
7 YR           2309062  13 SEDGWICK DR               CO       80110     360   7/1/2003    6/1/2033          0.25
7 YR           1450984  4219 E RANCHO                AZ       85018     360   8/1/2003    9/1/2032     349  0.25
7 YR           2224914  5909 E LAFAYETTE BLVD        AZ       85018     360   7/1/2003    5/1/2033          0.25
7 YR        7016308822  7844 E GOLF AVE              AZ       85208     180   8/1/2003   11/1/2017     171  0.25
7 YR        6866476887  777 W BAYLOR AVE             AZ       85233     360   8/1/2003    5/1/2033     357  0.25
7 YR           2271966  912 E TAURUS PL              AZ       85249     360   8/1/2003    6/1/2033     358  0.25
7 YR           1428223  26348 N 104TH WAY            AZ       85255     360   7/1/2003    2/1/2033     354  0.25
7 YR           2262696  5615 E VERNON AVE            AZ       85257     360   8/1/2003    5/1/2033          0.25
7 YR           2222352  10520 E. WETHERFIELD ROAD    AZ       85259     360   7/1/2003    5/1/2033     357  0.25
7 YR           2395771  2079 E LA VIEVE LANE         AZ       85284     360   7/1/2003    6/1/2033     358  0.25
7 YR           2304441  2209 S SAILORS WAY           AZ       85296     360   7/1/2003    6/1/2033          0.25
7 YR        6391043723  18061 SW NIKS DR             OR       97006     360   8/1/2003    5/1/2033     357  0.25
7 YR           2148436  8 HICKORY HILL               MA        1944     360   7/1/2003    5/1/2033     358  0.25
7 YR           2247577  3548 DUNE DR                 NJ        8202     360   7/1/2003    5/1/2033     357  0.25
7 YR           2221980  100 OLD VILLAGE LN           MA        1845     360   7/1/2003    6/1/2033          0.25
7 YR           2337214  4718 CONGRESS STREET         CT        6824     360   7/1/2003    6/1/2033          0.25
7 YR           2027015  124 BALL RD                  NJ        7046     360   7/1/2003    6/1/2033     358  0.25
7 YR           2099423  3 FOX RIVER XING             NJ        7430     360   7/1/2003    6/1/2033     358  0.25
7 YR           1045906  19 66TH ST                   NJ        8243     360   7/1/2003    5/1/2033     357  0.25
7 YR           2317713  308 N UNION ST               NJ        8530     360   7/1/2003    6/1/2033     358  0.25


(TABLE CONTINUED)

prod3   anum             margin   age   rterm  pool

7 YR           2142300       2.25     3    357 Nat City Aug 5 Settle
7 YR           2277266       2.25     2    358 Nat City Aug 5 Settle
7 YR           2314981       2.25     2    358 Nat City Aug 5 Settle
7 YR           2319001       2.25     2    358 Nat City Aug 5 Settle
7 YR           2340186       2.25     2    358 Nat City Aug 5 Settle
7 YR           2222662       2.25     3    357 Nat City Aug 5 Settle
7 YR           1609182       2.25    10    350 Nat City Aug 5 Settle
7 YR           2301400       2.25     2    358 Nat City Aug 5 Settle
7 YR           2370736       2.25     2    358 Nat City Aug 5 Settle
7 YR           2243294       2.25     3    357 Nat City Aug 5 Settle
7 YR           1846141       2.25     2    358 Nat City Aug 5 Settle
7 YR           2256502       2.25     2    358 Nat City Aug 5 Settle
7 YR           2309029       2.25     2    358 Nat City Aug 5 Settle
7 YR           1342161       2.25    10    350 Nat City Aug 5 Settle
7 YR           2123304       2.25     3    357 Nat City Aug 5 Settle
7 YR           2305378       2.25     2    358 Nat City Aug 5 Settle
7 YR           2127737       2.25     3    357 Nat City Aug 5 Settle
7 YR           2245283       2.25     2    358 Nat City Aug 5 Settle
7 YR           2215402       2.25     2    358 Nat City Aug 5 Settle
7 YR           2207314       2.25     2    354 Nat City Aug 5 Settle
7 YR           2312928       2.25     2    358 Nat City Aug 5 Settle
7 YR           2332017       2.25     2    358 Nat City Aug 5 Settle
7 YR           2270687       2.25     3    357 Nat City Aug 5 Settle
7 YR           2243764       2.25     3    357 Nat City Aug 5 Settle
7 YR        6814034754       2.25     9    351 BOA JUNE 4 Settle
7 YR        6973030072          2     7    353 BOA JUNE 4 Settle
7 YR           2343920       2.25     2    358 Nat City Aug 5 Settle
7 YR        6309099627          2     7    353 BOA JUNE 4 Settle
7 YR        6596285012       2.75    36    324 BOA JUNE 4 Settle
7 YR        6428888249          2     5    355 BOA JUNE 4 Settle
7 YR        6943463072          2     4    356 BOA JUNE 4 Settle
7 YR           2296797       2.25     3    357 Nat City Aug 5 Settle
7 YR        6708984783          2     3    357 BOA JUNE 4 Settle
7 YR           2275419       2.25     2    358 Nat City Aug 5 Settle
7 YR           2373548       2.25     2    358 Nat City Aug 5 Settle
7 YR        6995488340          2     2    358 BOA JUNE 4 Settle
7 YR           1423607       2.25     2    358 Nat City Aug 5 Settle
7 YR           2309424       2.25     2    358 Nat City Aug 5 Settle
7 YR        6712416418          2     2    358 BOA JUNE 4 Settle
7 YR           1982136       2.25     2    358 Nat City Aug 5 Settle
7 YR           1714951       2.25     8    352 Nat City Aug 5 Settle
7 YR           2273503       2.25     2    358 Nat City Aug 5 Settle
7 YR           2285446       2.25     2    358 Nat City Aug 5 Settle
7 YR           2257078       2.25     2    358 Nat City Aug 5 Settle
7 YR           2419394       2.25     2    358 Nat City Aug 5 Settle
7 YR           2007473       2.25     5    355 Nat City Aug 5 Settle
7 YR           2234274       2.25     2    358 Nat City Aug 5 Settle
7 YR           2313175       2.25     2    358 Nat City Aug 5 Settle
7 YR           2244239       2.25     2    358 Nat City Aug 5 Settle
7 YR           2276324       2.25     2    358 Nat City Aug 5 Settle
7 YR           2233110       2.25     2    358 Nat City Aug 5 Settle
7 YR           2315142       2.25     2    358 Nat City Aug 5 Settle
7 YR           2273145       2.25     2    358 Nat City Aug 5 Settle
7 YR        6496384071       2.25     9    351 BOA JUNE 4 Settle
7 YR        6399867602          2     4    356 BOA JUNE 4 Settle
7 YR           2259759       2.25     2    358 Nat City Aug 5 Settle
7 YR           2286260       2.25     2    358 Nat City Aug 5 Settle
7 YR           2308184       2.25     2    358 Nat City Aug 5 Settle
7 YR           2383395       2.25     2    358 Nat City Aug 5 Settle
7 YR        6947957798          2     4    356 BOA JUNE 4 Settle
7 YR        6487963784          2     3    357 BOA JUNE 4 Settle
7 YR           2137061       2.25     2    358 Nat City Aug 5 Settle
7 YR           2156882       2.25     2    358 Nat City Aug 5 Settle
7 YR           2425682       2.25     2    358 Nat City Aug 5 Settle
7 YR           1973428       2.75     3    357 Nat City Aug 5 Settle
7 YR           2136060       2.25     2    358 Nat City Aug 5 Settle
7 YR           2337690       2.25     2    358 Nat City Aug 5 Settle
7 YR           2309062       2.25     2    358 Nat City Aug 5 Settle
7 YR           1450984       2.25    11    349 Nat City Aug 5 Settle
7 YR           2224914       2.25     3    357 Nat City Aug 5 Settle
7 YR        7016308822       2.25     9    171 BOA JUNE 4 Settle
7 YR        6866476887          2     3    357 BOA JUNE 4 Settle
7 YR           2271966       2.25     2    358 Nat City Aug 5 Settle
7 YR           1428223       2.25     6    354 Nat City Aug 5 Settle
7 YR           2262696       2.25     3    357 Nat City Aug 5 Settle
7 YR           2222352       2.25     3    357 Nat City Aug 5 Settle
7 YR           2395771       2.25     2    358 Nat City Aug 5 Settle
7 YR           2304441       2.25     2    358 Nat City Aug 5 Settle
7 YR        6391043723          2     3    357 BOA JUNE 4 Settle
7 YR           2148436       2.25     3    357 Nat City Aug 5 Settle
7 YR           2247577       2.75     3    357 Nat City Aug 5 Settle
7 YR           2221980       2.25     2    358 Nat City Aug 5 Settle
7 YR           2337214       2.25     2    358 Nat City Aug 5 Settle
7 YR           2027015       2.25     2    358 Nat City Aug 5 Settle
7 YR           2099423       2.75     2    358 Nat City Aug 5 Settle
7 YR           1045906       2.25     3    357 Nat City Aug 5 Settle
7 YR           2317713       2.25     2    358 Nat City Aug 5 Settle

                                   EXHIBIT A1

                          FORM OF CLASS A1 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS A1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS A1 CERTIFICATE


INITIAL CERTIFICATE RATE                                     APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL
PER ANNUM:        _.___%1                                    BALANCE OF THE CLASS A1 CERTIFICATES AS OF THE CLOSING
                                                             DATE:  $___________

PERCENTAGE INTEREST:                                         100%

MINIMUM                                                      $25,000 AND $1 IN EXCESS OF $25,000.
DENOMINATION:

DATE OF THE TRUST                                            APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF
AGREEMENT:                                                   THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE
AUGUST 1, 2003                                               TRUST: $322,977,265

CLOSING DATE:                                                SERVICERS:
AUGUST 29, 2003                                              BANK OF AMERICA, N.A.
                                                             NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
SEPTEMBER 25, 2003

FINAL SCHEDULED                                              TRUSTEE:  WACHOVIA BANK,
DISTRIBUTION DATE:                                                     NATIONAL ASSOCIATION
AUGUST 25, 2033
                                                             CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                                        CUSIP NUMBER:     ___________
                                                             ISIN NUMBER :     ____________

-------------------
1 For each Distribution Date on or prior to the May 2006 Distribution Date (the "Group 1 Bond Reset Date"), the Certificate Rate for the Class A1 Certificates will equal _.___% per annum. For each Distribution Date after the Group 1 Bond Reset Date, the Certificate Rate for the Class A1 Certificates will be a per annum rate equal to the lesser of (x) the weighted average of the Net Rates of all Group 1 Mortgage Loans (the "Group 1 Weighted Average Net Rate") and (y) Securities Twelve-Month LIBOR plus _.__%.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS A1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by



                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:


                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A1 Certificates (the "Class A1 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as custodian and securities administrator (in such capacities, the "Custodian" and the "Securities Administrator"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), and Wachovia Bank, National Association, as trustee (in such capacity, the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2003, between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and Bank of America, N.A. ("BOA"), as seller and servicer, (b) a Flow Seller's Warranties and Servicing Agreement, dated as of May 1, 2003, and the related Warranty Bill of Sale, dated May 20, 2003, between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, and (c) an Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of August 1, 2003 and the related Warranty Bill of Sale, dated as of August 5, 2003, between GSMC, as purchaser, and National City, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in September 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account, the Master Servicing Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Securities Administrator and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee
Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and
(ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Securities Administrator in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Securities Administrator in a commercially reasonable manner, whose fees will be an expense of the Depositor (or other party causing the Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  August 29, 2003                 JPMORGAN CHASE BANK,
                                        as Securities Administrator


                                        By:_________________________________
                                                 AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS A1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                        JPMORGAN CHASE BANK,
                                        as Certificate Registrar


                                        By:_________________________________
                                                 AUTHORIZED SIGNATORY


                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                                 UNIF GIFT MIN ACT--____Custodian__________
TEN ENT--as tenants by the                                                         (Cust)        (Minor)
    Entireties
JT TEN--as joint tenants with rights of survivorship and      Under Uniform Gifts to Minors Act______________
not as Tenants in Common                                                                          (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

__________________(Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:__________________     __________________________________
                             NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.


__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:
         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT A2

                          FORM OF CLASS A2 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS A2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS A2 CERTIFICATE


INITIAL CERTIFICATE RATE                                     APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL
PER ANNUM:        _.____%1                                   BALANCE OF THE CLASS A2 CERTIFICATES AS OF THE CLOSING
                                                             DATE:  $___________

PERCENTAGE INTEREST:                                         100%

MINIMUM                                                      $25,000 AND $1 IN EXCESS OF $25,000.
DENOMINATION:

DATE OF THE TRUST                                            APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF
AGREEMENT:                                                   THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE
AUGUST 1, 2003                                               TRUST: $322,977,265

CLOSING DATE:                                                SERVICERS:
AUGUST 29, 2003                                              BANK OF AMERICA, N.A.
                                                             NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
SEPTEMBER 25, 2003

FINAL SCHEDULED                                              TRUSTEE:  WACHOVIA BANK,
DISTRIBUTION DATE:                                                     NATIONAL ASSOCIATION
AUGUST 25, 2033
                                                             CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                                        CUSIP NUMBER:     ___________
                                                             ISIN NUMBER :     ____________

--------
1 For each Distribution Date on or prior to the May 2008 Distribution Date (the "Group 2 Bond Reset Date"), the Certificate Rate for the Class A2 Certificates will equal _.___% per annum. For each Distribution Date after the Group 2 Bond Reset Date, the Certificate Rate for the Class A2 Certificates will be a per annum rate equal to the lesser of (x) the weighted average of the Net Rates of all Group 2 Mortgage Loans (the "Group 2 Weighted Average Net Rate") and (y) Securities Twelve-Month LIBOR plus _.__%.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS A2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by



                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:


                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A2 Certificates (the "Class A2 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as custodian and securities administrator (in such capacities, the "Custodian" and the "Securities Administrator"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), and Wachovia Bank, National Association, as trustee (in such capacity, the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2003, between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and Bank of America, N.A. ("BOA"), as seller and servicer, (b) a Flow Seller's Warranties and Servicing Agreement, dated as of May 1, 2003, and the related Warranty Bill of Sale, dated May 20, 2003, between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, and (c) an Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of August 1, 2003 and the related Warranty Bill of Sale, dated as of August 5, 2003, between GSMC, as purchaser, and National City, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in September 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account, the Master Servicing Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Securities Administrator and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee
Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and
(ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Securities Administrator in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Securities Administrator in a commercially reasonable manner, whose fees will be an expense of the Depositor (or other party causing the Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  August 29, 2003                JPMORGAN CHASE BANK,
                                       as Securities Administrator


                                       By:_________________________________
                                                AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS A2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                      JPMORGAN CHASE BANK,
                                      as Certificate Registrar


                                      By:_________________________________
                                               AUTHORIZED SIGNATORY


                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                                 UNIF GIFT MIN ACT--____Custodian__________
TEN ENT--as tenants by the                                                          (Cust)        (Minor)
    entireties
JT TEN--as joint tenants with rights of survivorship and      Under Uniform Gifts to Minors Act______________
not as Tenants in Common                                                                          (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

__________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:__________________     __________________________________
                             NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.


__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:
         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT A3

                          FORM OF CLASS A3 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS A3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS A3 CERTIFICATE


INITIAL CERTIFICATE RATE                                     APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL
PER ANNUM:        _.___%1                                    BALANCE OF THE CLASS A3 CERTIFICATES AS OF THE CLOSING
                                                             DATE:  $__________

PERCENTAGE INTEREST:                                         100%

MINIMUM                                                      $25,000 AND $1 IN EXCESS OF $25,000.
DENOMINATION:

DATE OF THE TRUST                                            APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF
AGREEMENT:                                                   THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE
AUGUST 1, 2003                                               TRUST: $322,977,265

CLOSING DATE:                                                SERVICERS:
AUGUST 29, 2003                                              BANK OF AMERICA, N.A.
                                                             NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
SEPTEMBER 25, 2003

FINAL SCHEDULED                                              TRUSTEE:  WACHOVIA BANK,
DISTRIBUTION DATE:                                                     NATIONAL ASSOCIATION
AUGUST 25, 2033
                                                             CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                                        CUSIP NO.  _____________

--------
1 For each Distribution Date on or prior to the May 2010 Distribution Date (the "Group 3 Bond Reset Date"), the Certificate Rate for the Class A3 Certificates will equal _.___% per annum. For each Distribution Date after the Group 3 Bond Reset Date, the Certificate Rate for the Class A3 Certificates will be a per annum rate equal to the lesser of (x) the weighted average of the Net Rates of all Group 3 Mortgage Loans (the "Group 3 Weighted Average Net Rate") and (y) Securities Twelve-Month LIBOR plus _.__%.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS A3 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by



                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:


                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A3 Certificates (the "Class A3 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as custodian and securities administrator (in such capacities, the "Custodian" and the "Securities Administrator"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), and Wachovia Bank, National Association, as trustee (in such capacity, the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2003, between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and Bank of America, N.A. ("BOA"), as seller and servicer, (b) a Flow Seller's Warranties and Servicing Agreement, dated as of May 1, 2003, and the related Warranty Bill of Sale, dated May 20, 2003, between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, and (c) an Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of August 1, 2003 and the related Warranty Bill of Sale, dated as of August 5, 2003, between GSMC, as purchaser, and National City, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in September 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account, the Master Servicing Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Securities Administrator and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee
Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and
(ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Securities Administrator in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Securities Administrator in a commercially reasonable manner, whose fees will be an expense of the Depositor (or other party causing the Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  August 29, 2003            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as Trustee


                                   By:_________________________________
                                   AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS A3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                   JPMORGAN CHASE BANK,
                                   as Certificate Registrar


                                   By:_________________________________
                                           AUTHORIZED SIGNATORY


                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                                 UNIF GIFT MIN ACT--____Custodian__________
TEN ENT--as tenants by the                                                          (Cust)        (Minor)
    entireties
JT TEN--as joint tenants with rights of survivorship and      Under Uniform Gifts to Minors Act______________
not as Tenants in Common                                                                           (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

__________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:__________________     __________________________________
                             NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.


__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.


                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:
         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT X1

                          FORM OF CLASS X1 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS X1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

THIS CLASS X1 CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.

THIS CLASS X1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9,
                              CLASS X1 CERTIFICATE

INITIAL CERTIFICATE RATE:                               APPROXIMATE INITIAL NOTIONAL AMOUNT AS OF THE CUT-OFF DATE:
_.___%1                                                 $___________

PERCENTAGE INTEREST:                                    100%

MINIMUM
DENOMINATION:                                           $5,000,000 AND $1 IN EXCESS OF $5,000,000

DATE OF THE TRUST                                       APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE
AGREEMENT:                                              CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST:
AUGUST 1, 2003                                          $322,977,265

CLOSING DATE:                                           SERVICERS:
AUGUST 29, 2003                                         BANK OF AMERICA, N.A.
                                                        NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
SEPTEMBER 25, 2003

FINAL SCHEDULED                                         TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                                                ASSOCIATION
AUGUST 25, 2033
                                                        CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                                   CUSIP NUMBER:     ___________
                                                        ISIN NUMBER :     ___________


-------------------
1 On each Distribution Date, the Class X1 Certificates will be entitled to receive an amount equal to (x) the excess, if any, of (i) the Group 1 Weighted Average Net Rate over (ii) the Certificate Rate for the Class A1 Certificates, multiplied by (y) one-twelfth and by (z) the Notional Amount of the Class X1 Certificates. The Notional Amount of the Class X1 Certificates for any Distribution Date is equal to the aggregate Certificate Balance of the Class A1 Certificates.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS X1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class X1 Certificates (the "Class X1 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as custodian and securities administrator (in such capacities, the "Custodian" and the "Securities Administrator"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), and Wachovia Bank, National Association, as trustee (in such capacity, the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2003, between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and Bank of America, N.A. ("BOA"), as seller and servicer, (b) a Flow Seller's Warranties and Servicing Agreement, dated as of May 1, 2003, and the related Warranty Bill of Sale, dated May 20, 2003, between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, and (c) an Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of August 1, 2003 and the related Warranty Bill of Sale, dated as of August 5, 2003, between GSMC, as purchaser, and National City, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in September 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         This Certificate will not be entitled to any distribution of principal. Interest on this Certificate will accrue (based on a 360-day year of twelve 30-day months) from the first day of the month preceding the month in which a Distribution Date occurs through the Accounting Date for such Distribution Date in an amount equal to (x) the excess, if any, of (i) the Group 1 Weighted Average Net Rate over (ii) the Certificate Rate for the Class A1 Certificates, multiplied by (y) one-twelfth and by (z) the Notional Amount of the Class X1 Certificates, as further described in the Trust Agreement. Interest allocated to this Certificate on any Distribution Date will be in an amount equal to this Certificate's pro rata share of the aggregate Available Distribution to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-9 (herein called the "Certificates"), and representing the Percentage Interest specified on the face hereof in the Class of Certificates specified on the face hereof. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Holders in the manner set forth in the Trust Agreement. All losses on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Class X1 Certificates were issued on August 29, 2003 with original issue discount ("OID") for federal income tax purposes. The actual yield to maturity and OID may differ from the projected amounts. Certificateholders should be aware that the methodology for accruing OID on the Class X1 Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Master Servicing Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Securities Administrator and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee
Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and
(ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Securities Administrator in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Securities Administrator in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  August 29, 2003             JPMORGAN CHASE BANK,
                                    as Securities Administrator


                                    By:_________________________________
                                             AUTHORIZED OFFICER



                         CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS X1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                   JPMORGAN CHASE BANK,
                                        as Certificate Registrar


                                   By:_________________________________
                                        AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common                                 UNIF GIFT MIN ACT--____Custodian__________
TEN ENT--as tenants by the                                                           (Cust)     (Minor)
    entireties
JT TEN--as joint tenants with rights                          Under Uniform Gifts to Minors Act__________
of survivorship and not as Tenants in Common                                                    (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                                FORM OF TRANSFER


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________

________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

 _________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 __________________________________
                                                     NOTICE: The signature to
                                                     this assignment must
                                                     correspond with the name
                                                     as written upon the face
                                                     of this Certificate in
                                                     every particular without
                                                     alteration or enlargement
                                                     or any change whatever.


_____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT X2

                          FORM OF CLASS X2 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS X2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

THIS CLASS X2 CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.

THIS CLASS X2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9,
                              CLASS X2 CERTIFICATE

INITIAL CERTIFICATE RATE:                               APPROXIMATE INITIAL NOTIONAL AMOUNT AS OF THE CUT-OFF DATE:
  _.___%1                                               $___________

PERCENTAGE INTEREST:                                    100%

MINIMUM
DENOMINATION:                                           $5,000,000 AND $1 IN EXCESS OF $5,000,000

DATE OF THE TRUST                                       APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE
AGREEMENT:                                              CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST:
AUGUST 1, 2003                                          $322,977,265

CLOSING DATE:                                           SERVICERS:
AUGUST 29, 2003                                         BANK OF AMERICA, N.A.
                                                        NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
SEPTEMBER 25, 2003

FINAL SCHEDULED                                         TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                                                ASSOCIATION
AUGUST 25, 2033
                                                        CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                                   CUSIP NUMBER:     ____________
                                                        ISIN NUMBER :     ____________




-------------------
1 On each Distribution Date, the Class X2 Certificates will be entitled to receive an amount equal to (x) the excess, if any, of (i) the Group 2 Weighted Average Net Rate over (ii) the Certificate Rate for the Class A1 Certificates, multiplied by (y) one-twelfth and by (z) the Notional Amount of the Class X2 Certificates. The Notional Amount of the Class X2 Certificates for any Distribution Date is equal to the aggregate Certificate Balance of the Class A2 Certificates.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS X2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class X2 Certificates (the "Class X2 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as custodian and securities administrator (in such capacities, the "Custodian" and the "Securities Administrator"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), and Wachovia Bank, National Association, as trustee (in such capacity, the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2003, between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and Bank of America, N.A. ("BOA"), as seller and servicer, (b) a Flow Seller's Warranties and Servicing Agreement, dated as of May 1, 2003, and the related Warranty Bill of Sale, dated May 20, 2003, between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, and (c) an Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of August 1, 2003 and the related Warranty Bill of Sale, dated as of August 5, 2003, between GSMC, as purchaser, and National City, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in September 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         This Certificate will not be entitled to any distribution of principal. Interest on this Certificate will accrue (based on a 360-day year of twelve 30-day months) from the first day of the month preceding the month in which a Distribution Date occurs through the Accounting Date for such Distribution Date in an amount equal to (x) the excess, if any, of (i) the Group 2 Weighted Average Net Rate over (ii) the Certificate Rate for the Class A2 Certificates, multiplied by (y) one-twelfth and by (z) the Notional Amount of the Class X2 Certificates, as further described in the Trust Agreement. Interest allocated to this Certificate on any Distribution Date will be in an amount equal to this Certificate's pro rata share of the aggregate Available Distribution to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-9 (herein called the "Certificates"), and representing the Percentage Interest specified on the face hereof in the Class of Certificates specified on the face hereof. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Holders in the manner set forth in the Trust Agreement. All losses on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Class X2 Certificates were issued on August 29, 2003 with original issue discount ("OID") for federal income tax purposes. The actual yield to maturity and OID may differ from the projected amounts. Certificateholders should be aware that the methodology for accruing OID on the Class X2 Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Master Servicing Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Securities Administrator and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee
Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and
(ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Securities Administrator in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Securities Administrator in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  August 29, 2003             JPMORGAN CHASE BANK,
                                    as Securities Administrator


                                    By:_________________________________
                                    AUTHORIZED OFFICER



                         CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS X2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                    JPMORGAN CHASE BANK,
                                         as Certificate Registrar


                                    By:_________________________________
                                         AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common                                 UNIF GIFT MIN ACT--____Custodian__________
TEN ENT--as tenants by the                                                       (Cust)        (Minor)
    entireties
JT TEN--as joint tenants with rights of survivorship and      Under Uniform Gifts to Minors Act______________
not as Tenants in Common                                                                          (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                                FORM OF TRANSFER


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________

________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

 _________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 __________________________________
                                             NOTICE: The signature to this
                                             assignment must correspond with
                                             the name as written upon the face
                                             of this Certificate in every
                                             particular without alteration or
                                             enlargement or any change
                                             whatever.


_____________________________
SIGNATURE GUARANTEED:  The

signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange
for another national Certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

___________________, account number _________________, or if mailed by check to

__________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.





                                   EXHIBIT X3

                          FORM OF CLASS X3 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS X3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

THIS CLASS X3 CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.

THIS CLASS X3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9,
                              CLASS X3 CERTIFICATE

INITIAL CERTIFICATE RATE:                               APPROXIMATE INITIAL NOTIONAL AMOUNT AS OF THE CUT-OFF DATE:
  _.___%1                                               $__________

PERCENTAGE INTEREST:                                    100%

MINIMUM
DENOMINATION:                                           $5,000,000 AND $1 IN EXCESS OF $5,000,000

DATE OF THE TRUST                                       APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE
AGREEMENT:                                              CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST:
AUGUST 1, 2003                                          $322,977,265

CLOSING DATE:                                           SERVICERS:
AUGUST 29, 2003                                         BANK OF AMERICA, N.A.
                                                        NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
SEPTEMBER 25, 2003

FINAL SCHEDULED                                         TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                                                ASSOCIATION
AUGUST 25, 2033
                                                        CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                                   CUSIP NUMBER:     _____________
                                                        ISIN NUMBER :     _____________



-------------------
1 On each Distribution Date, the Class X3 Certificates will be entitled to receive an amount equal to (x) the excess, if any, of (i) the Group 3 Weighted Average Net Rate over (ii) the Certificate Rate for the Class A3 Certificates, multiplied by (y) one-twelfth and by (z) the Notional Amount of the Class X3 Certificates. The Notional Amount of the Class X3 Certificates for any Distribution Date is equal to the aggregate Certificate Balance of the Class A3 Certificates.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS X3 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class X3 Certificates (the "Class X3 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as custodian and securities administrator (in such capacities, the "Custodian" and the "Securities Administrator"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), and Wachovia Bank, National Association, as trustee (in such capacity, the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2003, between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and Bank of America, N.A. ("BOA"), as seller and servicer, (b) a Flow Seller's Warranties and Servicing Agreement, dated as of May 1, 2003, and the related Warranty Bill of Sale, dated May 20, 2003, between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, and (c) an Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of August 1, 2003 and the related Warranty Bill of Sale, dated as of August 5, 2003, between GSMC, as purchaser, and National City, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in September 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         This Certificate will not be entitled to any distribution of principal. Interest on this Certificate will accrue (based on a 360-day year of twelve 30-day months) from the first day of the month preceding the month in which a Distribution Date occurs through the Accounting Date for such Distribution Date in an amount equal to (x) the excess, if any, of (i) the Group 3 Weighted Average Net Rate over (ii) the Certificate Rate for the Class A1 Certificates, multiplied by (y) one-twelfth and by (z) the Notional Amount of the Class X3 Certificates, as further described in the Trust Agreement. Interest allocated to this Certificate on any Distribution Date will be in an amount equal to this Certificate's pro rata share of the aggregate Available Distribution to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-9 (herein called the "Certificates"), and representing the Percentage Interest specified on the face hereof in the Class of Certificates specified on the face hereof. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Holders in the manner set forth in the Trust Agreement. All losses on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Class X3 Certificates were issued on August 29, 2003 with original issue discount ("OID") for federal income tax purposes. The actual yield to maturity and OID may differ from the projected amounts. Certificateholders should be aware that the methodology for accruing OID on the Class X3 Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Master Servicing Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Securities Administrator and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee
Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and
(ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Securities Administrator in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Securities Administrator in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  August 29, 2003             JPMORGAN CHASE BANK,
                                    as Securities Administrator


                                    By:_________________________________
                                            AUTHORIZED OFFICER



                         CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS X3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                    JPMORGAN CHASE BANK,
                                         as Certificate Registrar


                                    By:_________________________________
                                         AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common                                 UNIF GIFT MIN ACT--____Custodian__________
TEN ENT--as tenants by the                                                       (Cust)        (Minor)
    entireties
JT TEN--as joint tenants with rights of                       Under Uniform Gifts to Minors Act______________
survivorship and not as Tenants in Common                                                         (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                                FORM OF TRANSFER


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________________

_________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

 _________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 __________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this Certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.


_____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

___________________, account number _________________, or if mailed by check to

__________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT B1

                          FORM OF CLASS B1 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS B1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9,
                              CLASS B1 CERTIFICATE


INITIAL CERTIFICATE RATE                                APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE
PER ANNUM:        _.___%1                               CLASS B1 CERTIFICATES: $_________

PERCENTAGE INTEREST:                                    100%

MINIMUM
DENOMINATION:                                           $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                                       APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE
AGREEMENT:                                              CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST:
AUGUST 1, 2003                                          $322,977,265

CLOSING DATE:                                           SERVICERS:
AUGUST 29, 2003                                         BANK OF AMERICA, N.A.
                                                        NATIONAL CITY MORTGAGE CO.


FIRST DISTRIBUTION DATE:
SEPTEMBER 25, 2003

FINAL SCHEDULED                                         TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                                                ASSOCIATION
AUGUST 25, 2033
                                                        CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                                   CUSIP NO.         ______________
                                                        ISIN NUMBER :     ______________





-------------------
1 For the initial Distribution Date, the Certificate Rate on the B1 Certificate will equal approximately _.___% per annum. On each Distribution Date thereafter, the Class B1 Certificate Rate will equal the weighted average of the Net Rates of the Mortgage Loans in all Groups.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS B1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B1 Certificates (the "Class B1 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as custodian and securities administrator (in such capacities, the "Custodian" and the "Securities Administrator"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), and Wachovia Bank, National Association, as trustee (in such capacity, the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2003, between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and Bank of America, N.A. ("BOA"), as seller and servicer, (b) a Flow Seller's Warranties and Servicing Agreement, dated as of May 1, 2003, and the related Warranty Bill of Sale, dated May 20, 2003, between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, and (c) an Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of August 1, 2003 and the related Warranty Bill of Sale, dated as of August 5, 2003, between GSMC, as purchaser, and National City, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in September 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on August 29, 2003 with original issue discount ("OID") for federal income tax purposes. The Initial Certificate Rate on these Certificates will equal approximately _.___%. On each Distribution Date thereafter, the Class B1 Certificate Rate will equal the weighted average of the Net Rates of the Mortgage Loans in all Groups. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Master Servicing Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Securities Administrator and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee
Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and
(ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Securities Administrator in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Securities Administrator in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  August 29, 2003                     JPMORGAN CHASE BANK,
                                            as Securities Administrator


                                            By:_________________________________
                                                     AUTHORIZED OFFICER




                         CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS B1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                           JPMORGAN CHASE BANK,
                                             as Certificate Registrar


                                           By:_________________________________
                                                    AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common                                 UNIF GIFT MIN ACT--____Custodian__________
TEN ENT--as tenants by the                                                      (Cust)        (Minor)
    entireties
JT TEN--as joint tenants with rights of                       Under Uniform Gifts to Minors Act______________
survivorship and not as Tenants in Common                                                         (State)

                   Additional abbreviations may also be used
                         though not in the above list.


                                FORM OF TRANSFER


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF

ASSIGNEE_______________________________________________________

___________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

 _________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:______________________                __________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.

__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

___________________, account number _________________, or if mailed by check to

__________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT B2

                          FORM OF CLASS B2 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS B2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9,
                              CLASS B2 CERTIFICATE

INITIAL CERTIFICATE RATE                                APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE
PER ANNUM:        _.___%1                               CLASS B2 CERTIFICATES: $_________

PERCENTAGE INTEREST:                                    100%

MINIMUM
DENOMINATION:                                           $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                                       APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE
AGREEMENT:                                              CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST:
AUGUST 1, 2003                                          $322,977,265

CLOSING DATE:                                           SERVICERS:
AUGUST 29, 2003                                         BANK OF AMERICA, N.A.
                                                        NATIONAL CITY MORTGAGE CO.


FIRST DISTRIBUTION DATE:
SEPTEMBER 25, 2003

FINAL SCHEDULED                                         TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                                                ASSOCIATION
AUGUST 25, 2033
                                                        CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                                   CUSIP NUMBER:     ______________
                                                        ISIN NUMBER :     ______________



-------------------
1 For the initial Distribution Date, the Certificate Rate on the B2 Certificate will equal approximately _.___% per annum. On each Distribution Date thereafter, the Class B2 Certificate Rate will equal the weighted average of the Net Rates of the Mortgage Loans in all Groups.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS B2 CERTIFICATE


         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B2 Certificates (the "Class B2 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as custodian and securities administrator (in such capacities, the "Custodian" and the "Securities Administrator"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), and Wachovia Bank, National Association, as trustee (in such capacity, the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2003, between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and Bank of America, N.A. ("BOA"), as seller and servicer, (b) a Flow Seller's Warranties and Servicing Agreement, dated as of May 1, 2003, and the related Warranty Bill of Sale, dated May 20, 2003, between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, and (c) an Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of August 1, 2003 and the related Warranty Bill of Sale, dated as of August 5, 2003, between GSMC, as purchaser, and National City, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in September 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on August 29, 2003 with original issue discount ("OID") for federal income tax purposes. The Initial Certificate Rate on these Certificates will equal approximately _.___%. On each Distribution Date thereafter, the Class B2 Certificate Rate will equal the weighted average of the Net Rates of the Mortgage Loans in all Groups. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Master Servicing Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Securities Administrator and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee
Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and
(ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Securities Administrator in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Securities Administrator in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  August 29, 2003                     JPMORGAN CHASE BANK,
                                            as Securities Administrator


                                            By:_________________________________
                                                     AUTHORIZED OFFICER




                         CERTIFICATE OF AUTHENTICATION


                  THIS IS ONE OF THE CLASS B2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                              as Certificate Registrar


                                            By:_________________________________
                                                     AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common                                 UNIF GIFT MIN ACT--____Custodian__________
TEN ENT--as tenants by the                                                      (Cust)        (Minor)
    Entireties
JT TEN--as joint tenants with rights of                       Under Uniform Gifts to Minors Act______________
survivorship and not as Tenants in Common                                                         (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                                FORM OF TRANSFER


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns

and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF

ASSIGNEE_______________________________________________________

___________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

 _________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:______________________

                                            __________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.


__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a
member firm of the New York Stock
Exchange or another national
certificates exchange. Notarized or
witnessed signatures are not
acceptable.

                           DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT B3

                          FORM OF CLASS B3 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS B3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9,
                              CLASS B3 CERTIFICATE

INITIAL CERTIFICATE RATE                                APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE
PER ANNUM:        _.___%1                               CLASS B3 CERTIFICATES: $_________

PERCENTAGE INTEREST:                                    100%

MINIMUM
DENOMINATION:                                           $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                                       APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE
AGREEMENT:                                              CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST:
AUGUST 1, 2003                                          $322,977,265

CLOSING DATE:                                           SERVICERS:
AUGUST 29, 2003                                         BANK OF AMERICA, N.A.
                                                        NATIONAL CITY MORTGAGE CO.


FIRST DISTRIBUTION DATE:
SEPTEMBER 25, 2003

FINAL SCHEDULED                                         TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                                                ASSOCIATION
AUGUST 25, 2033
                                                        CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                                   CUSIP NUMBER:     ______________
                                                        ISIN NUMBER :     ______________



-------------------
1 For the initial Distribution Date, the Certificate Rate on the B3 Certificate will equal approximately _.___% per annum. On each Distribution Date thereafter, the Class B3 Certificate Rate will equal the weighted average of the Net Rates of the Mortgage Loans in all Groups.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS B3 CERTIFICATE


         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B3 Certificates (the "Class B3 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as custodian and securities administrator (in such capacities, the "Custodian" and the "Securities Administrator"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), and Wachovia Bank, National Association, as trustee (in such capacity, the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2003, between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and Bank of America, N.A. ("BOA"), as seller and servicer, (b) a Flow Seller's Warranties and Servicing Agreement, dated as of May 1, 2003, and the related Warranty Bill of Sale, dated May 20, 2003, between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, and (c) an Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of August 1, 2003 and the related Warranty Bill of Sale, dated as of August 5, 2003, between GSMC, as purchaser, and National City, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in September 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on August 29, 2003 with original issue discount ("OID") for federal income tax purposes. The Initial Certificate Rate on these Certificates will equal approximately _.___%. On each Distribution Date thereafter, the Class B3 Certificate Rate will equal the weighted average of the Net Rates of the Mortgage Loans in all Groups. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Master Servicing Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Securities Administrator and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee
Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and
(ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Securities Administrator in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Securities Administrator in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  August 29, 2003                     JPMORGAN CHASE BANK,
                                            as Securities Administrator


                                            By:_________________________________
                                                     AUTHORIZED OFFICER




                         CERTIFICATE OF AUTHENTICATION


                  THIS IS ONE OF THE CLASS B3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                              as Certificate Registrar


                                            By:_________________________________
                                                    AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common                                 UNIF GIFT MIN ACT--____Custodian__________
TEN ENT--as tenants by the                                                       (Cust)        (Minor)
    entireties
JT TEN--as joint tenants with rights of                       Under Uniform Gifts to Minors Act______________
survivorship and not as Tenants in Common                                                        (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                                FORM OF TRANSFER


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF

ASSIGNEE_______________________________________________________

___________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

 _________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:______________________                __________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.

__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a
member firm of the New York Stock
Exchange or another national
certificates exchange. Notarized or
witnessed signatures are not
acceptable.

                           DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to _________________________, for the account of

_____________________, account number _________________, or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT B4

                          FORM OF CLASS B4 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS B4 CERTIFICATE


THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION. NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS B4 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9,
                              CLASS B4 CERTIFICATE


INITIAL CERTIFICATE RATE                                APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE
PER ANNUM:        _.___%1                               CLASS B4 CERTIFICATES: $_______

PERCENTAGE INTEREST:                                    100%

MINIMUM
DENOMINATION:                                           $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                                       APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE
AGREEMENT:                                              CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST:
AUGUST 1, 2003                                          $322,977,265

CLOSING DATE:                                           SERVICERS:
AUGUST 29, 2003                                         BANK OF AMERICA, N.A.
                                                        NATIONAL CITY MORTGAGE CO.


FIRST DISTRIBUTION DATE:
SEPTEMBER 25, 2003

FINAL SCHEDULED                                         TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                                                ASSOCIATION
AUGUST 25, 2033
                                                        CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                                   CUSIP NO.         _____________
                                                        ISIN NUMBER:      _____________




-------------------
1 For the initial Distribution Date, the Certificate Rate on the B4 Certificate will equal approximately _.___% per annum. On each Distribution Date thereafter, the Class B4 Certificate Rate will equal the weighted average of the Net Rates of the Mortgage Loans in all Groups.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS B4 CERTIFICATE


         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                              ____________________


is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B4 Certificates (the "Class B4 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as custodian and securities administrator (in such capacities, the "Custodian" and the "Securities Administrator"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), and Wachovia Bank, National Association, as trustee (in such capacity, the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2003, between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and Bank of America, N.A. ("BOA"), as seller and servicer, (b) a Flow Seller's Warranties and Servicing Agreement, dated as of May 1, 2003, and the related Warranty Bill of Sale, dated May 20, 2003, between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, and (c) an Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of August 1, 2003 and the related Warranty Bill of Sale, dated as of August 5, 2003, between GSMC, as purchaser, and National City, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in September 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B4 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on August 29, 2003 with original issue discount ("OID") for federal income tax purposes. The Initial Certificate Rate on these Certificates will equal approximately _.___%. On each Distribution Date thereafter, the Class B4 Certificate Rate will equal the weighted average of the Net Rates of the Mortgage Loans in all Groups. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Master Servicing Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Securities Administrator and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee
Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and
(ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Securities Administrator in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Securities Administrator in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  August 29, 2003                     JPMORGAN CHASE BANK,
                                            as Securities Administrator


                                            By:_________________________________
                                                     AUTHORIZED OFFICER




                         CERTIFICATE OF AUTHENTICATION


                  THIS IS ONE OF THE CLASS B4 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                              as Certificate Registrar


                                            By:_________________________________
                                                     AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common                                 UNIF GIFT MIN ACT--____Custodian__________
TEN ENT--as tenants by the                                                      (Cust)        (Minor)
    entireties
JT TEN--as joint tenants with rights of                       Under Uniform Gifts to Minors Act______________
survivorship and not as Tenants in Common                                                         (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                                FORM OF TRANSFER


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns

and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF

ASSIGNEE_______________________________________________________

___________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

 _________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:______________________                __________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.

__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a
member firm of the New York Stock
Exchange or another national
certificates exchange. Notarized or
witnessed signatures are not
acceptable.

                           DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT B5

                          FORM OF CLASS B5 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS B5 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION. NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS B5 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B5 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9,
                              CLASS B5 CERTIFICATE

INITIAL CERTIFICATE RATE                                APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE
PER ANNUM:        _.___%1                               CLASS B5 CERTIFICATES: $_______

PERCENTAGE INTEREST:                                    100%

MINIMUM
DENOMINATION:                                           $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                                       APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE
AGREEMENT:                                              CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST:
AUGUST 1, 2003                                          $322,977,265

CLOSING DATE:                                           SERVICERS:
AUGUST 29, 2003                                         BANK OF AMERICA, N.A.
                                                        NATIONAL CITY MORTGAGE CO.


FIRST DISTRIBUTION DATE:
SEPTEMBER 25, 2003

FINAL SCHEDULED                                         TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                                                ASSOCIATION
AUGUST 25, 2033
                                                        CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                                   CUSIP NO.         _____________
                                                        ISIN NUMBER:      _____________




-------------------
1 For the initial Distribution Date, the Certificate Rate on the B5 Certificate will equal approximately _.___% per annum. On each Distribution Date thereafter, the Class B5 Certificate Rate will equal the weighted average of the Net Rates of the Mortgage Loans in all Groups.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS B5 CERTIFICATE


         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                              ____________________


is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B5 Certificates (the "Class B5 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as custodian and securities administrator (in such capacities, the "Custodian" and the "Securities Administrator"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), and Wachovia Bank, National Association, as trustee (in such capacity, the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2003, between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and Bank of America, N.A. ("BOA"), as seller and servicer, (b) a Flow Seller's Warranties and Servicing Agreement, dated as of May 1, 2003, and the related Warranty Bill of Sale, dated May 20, 2003, between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, and (c) an Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of August 1, 2003 and the related Warranty Bill of Sale, dated as of August 5, 2003, between GSMC, as purchaser, and National City, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in September 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B5 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on August 29, 2003 with original issue discount ("OID") for federal income tax purposes. The Initial Certificate Rate on these Certificates will equal approximately _.___%. On each Distribution Date thereafter, the Class B5 Certificate Rate will equal the weighted average of the Net Rates of the Mortgage Loans in all Groups. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Master Servicing Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Securities Administrator and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee
Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and
(ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Securities Administrator in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Securities Administrator in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  August 29, 2003                     JPMORGAN CHASE BANK,
                                            as Securities Administrator


                                            By:_________________________________
                                                    AUTHORIZED OFFICER




                         CERTIFICATE OF AUTHENTICATION


                  THIS IS ONE OF THE CLASS B5 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                              as Certificate Registrar


                                            By:_________________________________
                                                    AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common                                 UNIF GIFT MIN ACT--____Custodian__________
TEN ENT--as tenants by the                                                       (Cust)        (Minor)
    Entireties
JT TEN--as joint tenants with rights of                       Under Uniform Gifts to Minors Act______________
survivorship and not as Tenants in Common                                                        (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                                FORM OF TRANSFER


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF

ASSIGNEE_______________________________________________________

___________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

 _________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:______________________                __________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.

                                            __________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a
member firm of the New York Stock
Exchange or another national
certificates exchange. Notarized or
witnessed signatures are not
acceptable.

                           DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to _________________________, for the account of

_____________________, account number _________________, or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT B6

                          FORM OF CLASS B6 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS B6 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION. NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS B6 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B6 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B6 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9,
                              CLASS B6 CERTIFICATE

INITIAL CERTIFICATE RATE                                APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE
PER ANNUM:        _.___%1                               CLASS B6 CERTIFICATES: $_______

PERCENTAGE INTEREST:                                    100%

MINIMUM
DENOMINATION:                                           $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                                       APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE
AGREEMENT:                                              CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST:
AUGUST 1, 2003                                          $322,977,265

CLOSING DATE:                                           SERVICERS:
AUGUST 29, 2003                                         BANK OF AMERICA, N.A.
                                                        NATIONAL CITY MORTGAGE CO.


FIRST DISTRIBUTION DATE:
SEPTEMBER 25, 2003

FINAL SCHEDULED                                         TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                                                ASSOCIATION
AUGUST 25, 2033
                                                        CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                                   CUSIP NO.         _____________
                                                        ISIN NUMBER:      _____________




-------------------
1 For the initial Distribution Date, the Certificate Rate on the B6 Certificate will equal approximately _.___% per annum. On each Distribution Date thereafter, the Class B6 Certificate Rate will equal the weighted average of the Net Rates of the Mortgage Loans in all Groups.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS B6 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                              ____________________


is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B6 Certificates (the "Class B6 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as custodian and securities administrator (in such capacities, the "Custodian" and the "Securities Administrator"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), and Wachovia Bank, National Association, as trustee (in such capacity, the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2003, between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and Bank of America, N.A. ("BOA"), as seller and servicer, (b) a Flow Seller's Warranties and Servicing Agreement, dated as of May 1, 2003, and the related Warranty Bill of Sale, dated May 20, 2003, between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, and (c) an Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of August 1, 2003 and the related Warranty Bill of Sale, dated as of August 5, 2003, between GSMC, as purchaser, and National City, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in September 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B6 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on August 29, 2003 with original issue discount ("OID") for federal income tax purposes. The Initial Certificate Rate on these Certificates will equal approximately _.___%. On each Distribution Date thereafter, the Class B6 Certificate Rate will equal the weighted average of the Net Rates of the Mortgage Loans in all Groups. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Master Servicing Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Securities Administrator and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee
Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and
(ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Securities Administrator in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Securities Administrator in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  August 29, 2003                     JPMORGAN CHASE BANK,
                                            as Securities Administrator


                                            By:_________________________________
                                                     AUTHORIZED OFFICER





                         CERTIFICATE OF AUTHENTICATION


                  THIS IS ONE OF THE CLASS B6 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                              as Certificate Registrar


                                            By:_________________________________
                                                    AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common                                 UNIF GIFT MIN ACT--____Custodian__________
TEN ENT--as tenants by the                                                      (Cust)        (Minor)
    Entireties
JT TEN--as joint tenants with rights of                       Under Uniform Gifts to Minors Act______________
survivorship and not as Tenants in Common                                                         (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                                FORM OF TRANSFER


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF

ASSIGNEE_______________________________________________________

___________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

 _________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:______________________                __________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.

__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a
member firm of the New York Stock
Exchange or another national
certificates exchange. Notarized or
witnessed signatures are not
acceptable.

                           DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to _________________________, for the account of

_____________________, account number _________________, or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT R

                          FORM OF CLASS R CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS R CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE SECURITIES ADMINISTRATOR A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE SECURITIES ADMINISTRATOR MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE SECURITIES ADMINISTRATOR WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC; PROVIDED HOWEVER THAT IN ACCORDANCE WITH THE TRUST AGREEMENT, ANY HOLDER OF THE RESIDUAL INTEREST IN REMIC I OR REMIC II MAY REQUEST THAT SEPARATE CERTIFICATES BE ISSUED TO THE HOLDERS OF EACH RESIDUAL INTEREST. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS R CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "ISSUING REMIC" DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS R CERTIFICATE



INITIAL CERTIFICATE RATE PER                              AGGREGATE INITIAL CERTIFICATE
ANNUM:   _.___%1                                          PRINCIPAL BALANCE OF THE CLASS R
                                                          CERTIFICATE: $100

PERCENTAGE INTEREST:  __.__%

DENOMINATION:  $100

DATE OF THE TRUST                                         APPROXIMATE AGGREGATE
AGREEMENT:                                                SCHEDULED PRINCIPAL BALANCE AS OF
AUGUST 1, 2003                                            THE CUT-OFF DATE OF THE MORTGAGE
                                                          LOANS HELD BY THE TRUST: $322,977,265

CLOSING DATE:                                             SERVICERS:
AUGUST 29, 2003                                           BANK OF AMERICA, N.A.
                                                          NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
SEPTEMBER 25, 2003

FINAL SCHEDULED                                           TRUSTEE:  WACHOVIA BANK,
DISTRIBUTION DATE:                                                  NATIONAL ASSOCIATION
AUGUST 25, 2033
                                                          CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                                     CUSIP NUMBER:     _____________
                                                          ISIN NUMBER :     _____________



-------------------
1 The Certificate Rate on the Class R Certificates will equal the Group 2 Weighted Average Net Rate which, for the initial Distribution Date, will equal approximately _.___%.

                          GS MORTGAGE SECURITIES CORP.
        MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2003-9
                              CLASS R CERTIFICATE

         evidencing a beneficial ownership interest in a Trust that consists primarily of three pools of residential mortgage loans secured by first liens on real estate (the "Mortgage Loans") formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                              ____________________

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R Certificate (the "Class R Certificate") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as custodian and securities administrator (in such capacities, the "Custodian" and the "Securities Administrator"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), and Wachovia Bank, National Association, as trustee (in such capacity, the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and represents the residual interests in REMIC I and REMIC II and with respect to which Trust Agreement the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in September 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class R Certificate. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. This Certificate will evidence in the aggregate __.__% of the balance of the Class R Certificate.

         This Certificate represents the residual interests in REMIC I and REMIC II. Any Holder of this Certificate may, at any time and in accordance with the terms of the Trust Agreement, request that the Securities Administrator exchange this Certificate in exchange for separate certificates each separately representing the residual interests in REMIC I and REMIC II and designated as the Class R1 and Class R2, respectively.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates, and the Class B Certificates will be subordinated to the Class A Certificates. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries in respect of the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Master Servicing Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         An election will be made to treat certain of the assets assigned to the Trust as two separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in each of the corresponding REMIC. Accordingly, the Holder of this Class R Certificate will be subject to tax on its pro rata share of the taxable income or net loss on such Holder's "residual interest" in each of the corresponding REMIC. The requirement that the Holder of this Class R Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

         Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Securities Administrator or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Securities Administrator pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class R Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMICs' federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R Certificate as the REMICs' representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Securities Administrator. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class R Certificate, without compensation, shall become the successor TMP for the Issuing REMIC.

         By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of each REMIC and
(ii) refrain from taking any action that could endanger such status.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Securities Administrator and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer of any Class R Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Securities Administrator shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Securities Administrator is obligated to register or qualify any of the Class R Certificate under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Securities Administrator against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

         Notwithstanding anything herein to the contrary, any purported transfer of a Class R Certificate to or on behalf of a Plan Investor shall be null and void.

         In addition, the Securities Administrator shall not register any transfer of a Class R Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class R Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Securities Administrator with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-1 to the Standard Terms and a certificate of the transferor stating whether the Class R Certificate has "tax avoidance potential" as defined in Treasury Regulations Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-2 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Securities Administrator may refuse to recognize any transfer to the extent necessary to avoid a risk of
(i) disqualification of the REMIC as a REMIC or (ii) the imposition of a tax upon the REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Securities Administrator.

         If a tax or a reporting cost is borne by a REMIC as a result of the transfer of a Class R Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Securities Administrator shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Securities Administrator, the Trust, any REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         The Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer identified in the Trust Agreement or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, and
(ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian, and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Securities Administrator in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Securities Administrator in a commercially reasonable manner, whose fees will be an expense of the Depositor (or of such other person causing such Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement. The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Certificate Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Disposition has not occurred).

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  August 29, 2003                     JPMORGAN CHASE BANK,
                                            as Securities Administrator


                                            BY:________________________________
                                                     AUTHORIZED OFFICER




                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS R CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                              as Certificate Registrar


                                            BY:________________________________
                                                     AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                                 UNIF GIFT MIN ACT--____Custodian__________
TEN ENT--as tenants by the                                                      (Cust)        (Minor)
    entireties
JT TEN--as joint tenants with rights of                       Under Uniform Gifts to Minors Act______________
survivorship and not as Tenants in Common                                                         (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                                FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________________________________________________

PLEASE INSERT SOCIAL CERTIFICATE OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ______________________________________________________________________

_______________________________________________________________________________
            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

_________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:                                      ___________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.

___________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a
member firm of the New York Stock
Exchange or another national
certificates exchange. Notarized or
witnessed signatures are not
acceptable.

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by check mailed to _____________________.

Applicable reports and statements should be mailed  to _______________________.

This information is provided by ______________________________________________,

the assignee named above, or _________________________________________________,

as its agent.